UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08212

J.P. Morgan Series Trust II

 (Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

 (Address of principal executive offices) (Zip code)

Frank J. Nasta

245 Park Avenue

New York, NY 10167

 (Name and Address of Agent for Service)

Registrant’s telephone number, including area code:  (800) 480-4111

Date of fiscal year end:  December 31

Date of reporting period: January 1, 2008 through December 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

J.P. Morgan Series Trust II

December 31, 2008

JPMorgan Bond Portfolio

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	13
Financial Highlights	16
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	25
Trustees	26
Officers	27
Schedule of Shareholder Expenses	28
Board Approval of Investment Advisory Agreement	29

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

*	Strategic Income Opportunities Fund risks:

Because this Fund primarily invests in bonds, it is subject to interest rate risks. Bond prices generally fall when interest rates rise.

Securities rated below investment grade are called “high-yield bonds,” “non-investment grade bonds,” “below investment-grade bonds,” or “junk bonds.” They generally are rated in the fifth or lower rating categories of Standard & Poor’s and Moody’s Investors Service. Although these securities tend to provide higher yields than higher rated securities, there is a greater risk that the Fund’s share price will decline.

There is no guarantee that the use of long and short positions will succeed in limiting the Fund’s exposure to domestic stock market movements, capitalization, sector-swings or other risk factors. Investment in a portfolio involved in long and short selling may have higher portfolio turnover rates. This will likely result in additional tax consequences. Short selling involves certain risks, including additional costs associated with covering short positions and a possibility of unlimited loss on certain short sale positions.

The Fund may invest in international fixed income securities. International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The Fund may invest in futures contracts and other derivatives. This may make the Fund more volatile. The derivative positions are not included in the holdings-related calculations.

The President’s Letter is intended solely to report on various investment views held by JPMorgan Asset Management. Opinions, estimates, forecasts and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice. We believe the information contained in this commentary has been obtained from sources that are reliable. This commentary is for information purposes only.

PRESIDENT’S LETTER
JANUARY 29, 2009 (Unaudited)

Dear Shareholder:

As we close the door on one of the most challenging years I’ve experienced in the investment business, I would, ideally, like to assure our shareholders that the worst of the economic crisis is behind us. However, given the unprecedented nature of this crisis — and the uncertainty that lies before us — it is difficult to know whether we’ve reached the bottom of the ongoing economic storm.

“The crisis began in the credit markets over a year and a half ago and, recently, we have finally seen some degree of improvement in the leading credit indicators.”

Although a full-scale recovery isn’t likely to be around the corner, there have been a few signs of encouragement. The crisis began in the credit markets over a year and a half ago and, recently, we have finally seen some degree of improvement in the leading credit indicators. Interbank lending has improved, and the short-term credit markets have shown signs of stability in response to the federal government’s cut in the fed funds rate from 1% to a target rate between zero and 0.25%. In addition, we are confident that the new President and Congress will work together to address the crisis through unprecedented economic stimulus and other actions, as necessary.

Credit markets drove stocks down and yields lower

The credit markets led stocks and the U.S. economy down in 2008, setting records along the way as prices of corporate and mortgage bonds sank to new lows. The extreme market volatility sent investors running to what many consider the safest investments in the world — U.S. Treasuries. As prices skyrocketed, these became, by far, the best-performing asset class, returning about 14% for the year. Yields tumbled to record lows across the maturity spectrum; already at record lows, the cut in the fed funds rate pushed down rates on Treasuries even further, to near zero or negative for shorter-maturity securities. From December 2007 to December 2008, the yield on the 10-year Treasury bond declined from 4.0% to 2.2%, while the yield on the 30-year bond dropped from 4.4% to 2.7%.

Equity indexes report record slides

In the U.S., equities ended 2008 with some of the worst performance and most extreme market volatility since the Great Depression. Among U.S. benchmarks, the Dow Jones Industrial Average, the S&P 500 Index and NASDAQ Composite Index returned –32%, –38% and –42%, respectively. According to the Russell Indexes, large-cap stocks performed somewhat better than their small- and mid-cap counterparts, while value equities fell less than their growth peers across all capitalization categories. The overseas markets also turned in a dismal end of year performance; the MSCI EAFE Index closed the year with a total return of –44%, as virtually all individual countries included in the index suffered double-digit losses.

Adjusting to the new reality

Given the market’s performance, investor confidence has been shaken, the short-term outlook remains unclear and volatility is likely to remain high. But whether this cycle has reached bottom or not, there are emerging opportunities for investors to adjust their expectations and portfolios to the current market scenario.

A long-term, disciplined investment plan, for example, can provide focus and prevent emotions from adversely impacting your investment strategy. And, although even diversified portfolios have been challenged by the extreme market volatility, investors may consider maintaining a balance of investments, such as equities, alternatives and diversified fixed income investments, in their portfolios to ensure that they are better positioned to smooth volatility and benefit from the market’s eventual recovery. Lastly, as in all markets, investors should check in with their financial advisors to reset their goals, time horizons and priorities, as necessary.

Investing in new opportunities

During this market downturn, JPMorgan has not altered its commitment to maintaining a long-term view and providing you with market insights, service, and high-quality investment solutions. One example of this is the newly launched JPMorgan Strategic Income Opportunities Fund, a flexible, diversified, multi-sector approach to fixed income investing.* The fund seeks to generate absolute returns by relying on an opportunistic investment process emphasizing both traditional and alternative investing strategies. For more information on this fund, please visit our website, www.jpmorganfunds.com. Your financial advisor can help you decide whether it is appropriate for your portfolio.

On behalf of everyone at JPMorgan Asset Management, we wish you a very Happy New Year. We appreciate the opportunity to help you continue to manage your investment needs this year and beyond. Should you have any questions, please visit www.jpmorganfunds.com or contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
JPMorgan Funds

DECEMBER 31, 2008        J.P. MORGAN SERIES TRUST II   1

JPMorgan Bond Portfolio

PORTFOLIO COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	January 3, 1995
Fiscal Year End	December 31
Net Assets as of 12/31/2008	$25,732,404
Primary Benchmark	Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index)
Average Credit Quality	AA
Duration	4.0 Years

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Bond Portfolio, which seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity,* returned –15.95%** for the 12 months ended December 31, 2008, compared to the 5.24% return for the Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index) for the same period.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	The Portfolio underperformed its benchmark due primarily to its allocation in the non-agency mortgage, corporate investment-grade and asset-backed securities (ABS) sectors. The Portfolio’s spread sectors detracted from performance, as spreads widened to levels last observed during the Great Depression. Generally, when spreads of a particular group of securities widen, prices fall, yields increase and total returns decline relative to comparable-duration U.S. Treasuries. The largest source of risk in the Portfolio remained non-agency mortgage holdings. Non-agency mortgage pricing continued to decline to all-time lows in November, as liquidity was impacted by further deleveraging by banks and hedge funds. Investment-grade corporate spreads ended the year at 493 basis points, causing the sector to underperform. The Portfolio’s largest underperformance came from financial holdings, as the value of select financial and industrial securities decreased. The ABS market saw unwinding and deleveraging of home-equity loan positions by hedge funds, which put downward pressure on prices and caused the Portfolio’s allocation to the sector to hinder results. Spreads also reached all-time wides in sympathy with the broader financial market and concerns about the growing credit burden of consumers in a weakening economy.

On the positive side, a modest position in Treasury and agency securities benefited performance. Investors flocked to higher-quality bonds due to continued uncertainty in the market, pushing Treasury yields and prices down. The majority of the Portfolio’s positive performance came during the fourth quarter, as consumer and business confidence plummeted, job losses spiked higher and the levels of recorded and projected growth declined at an alarming rate.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	We managed the Portfolio to seek diversified returns across a global set of opportunities. By balancing top-down macroeconomic themes with bottom-up security selection, we employed interest rate management to control risks. Specifically, we attempted to outperform the broad market by enhancing returns through allocations to extended sectors, including emerging markets debt and high-yield debt (junk bonds). We established sector and duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates) strategies through structured, global debate among our fixed income team members. We also attempted to combine the best ideas in security selection from our distinctive teams of sector specialists.

LONG POSITIONS PORTFOLIO COMPOSITION***

Mortgage Pass-Through Securities	37.3%
Corporate Bonds	18.0
U.S. Treasury Obligations	13.2
Asset-Backed Securities	5.7
U.S. Government Agency Securities	4.4
Collateralized Mortgage Obligations	3.7
Foreign Government Securities	3.0
Commercial Mortgage-Backed Securities	2.8
Short-Term Investment	11.9

*	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of December 31, 2008. The Portfolio’s composition is subject to change.

2   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE	1 YEAR	5 YEAR	10 YEAR
BOND PORTFOLIO	1/3/95	(15.95)%	(1.00)%	2.30%

TEN YEAR PERFORMANCE (12/31/98 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Bond Portfolio, the Barclays Capital U.S. Aggregate Index and the Lipper Variable Underlying Funds Corporate Debt Funds A-Rated Index from December 31, 1998 to December 31, 2008. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Barclays Capital U.S. Aggregate Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Corporate Debt Funds A-Rated Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Variable Underlying Funds Corporate Debt Funds A-Rated Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN SERIES TRUST II   3

JPMorgan Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 109.7%
	Asset-Backed Securities — 7.1%
200,000	Bank of America Credit Card Trust, Series 2006-C4, Class C4, VAR, 1.425%, 11/15/11 (m)	166,694
595,000	Capital One Multi-Asset Execution Trust, Series 2007-A9, Class A9, 4.950%, 08/15/12 (m)	576,616
91,822	Citigroup Mortgage Loan Trust, Inc., Series 2003-HE3, Class A, VAR, 0.851%, 12/25/33 (m)	70,669
	Countrywide Asset-Backed Certificates,
1,056	Series 2004-1, Class 3A, VAR, 0.751%, 04/25/34 (m)	335
120,000	Series 2004-1, Class M1, VAR, 0.971%, 03/25/34 (m)	53,976
100,000	Series 2004-1, Class M2, VAR, 1.021%, 03/25/34 (m)	61,281
29,732	Countrywide Home Equity Loan Trust, Series 2004-K, Class 2A, VAR, 1.495%, 02/15/34 (m)	13,065
20,989	Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2A, SUB, 5.891%, 02/25/37 (m)	19,290
	First Franklin Mortgage Loan Asset Backed Certificates,
125,000	Series 2005-FF2, Class M3, VAR, 0.951%, 03/25/35	49,016
250,000	Series 2005-FF11, Class M1, VAR, 0.901%, 11/25/35	121,527
210,000	Home Equity Asset Trust, Series 2005-8, Class M2, VAR, 0.921%, 02/25/36	47,123
500,000	K2 (USA) LLC, Series 2007-2D, VAR, 0.000%, 02/15/10 (d) (f) (i) (s)	—
	Long Beach Mortgage Loan Trust,
300,000	Series 2003-4, Class M1, VAR, 1.151%, 08/25/33	165,735
190,000	Series 2004-1, Class M1, VAR, 0.971%, 02/25/34	105,557
125,000	Series 2004-1, Class M2, VAR, 1.021%, 02/25/34	77,034
250,000	Series 2004-3, Class M1, VAR, 1.041%, 07/25/34	95,612
125,000	MASTR Asset Backed Securities Trust, Series 2005-OPT1, Class M2, VAR, 0.891%, 03/25/35	57,399
125,000	New Century Home Equity Loan Trust, Series 2005-1, Class M1, VAR, 0.921%, 03/25/35	26,649
37,936	Option One Mortgage Loan Trust, Series 2003-1, Class A2, VAR, 1.311%, 02/25/33	23,141
15,487	Residential Asset Securities Corp., Series 2003-KS9, Class A2B, VAR, 1.111%, 11/25/33	9,381
	Wachovia Asset Securitization, Inc.,
21,015	Series 2002-HE2, Class A, VAR, 0.901%, 12/25/32	16,382
35,900	Series 2003-HE2, Class AII1, VAR, 0.731%, 06/25/33	15,547
77,861	Series 2003-HE3, Class A, VAR, 0.721%, 11/25/33	56,866
	Total Asset-Backed Securities (Cost $3,548,300)	1,828,895
	Collateralized Mortgage Obligations — 4.6%
	Agency CMO — 0.8%
	Federal Home Loan Mortgage Corp. REMICS,
29,147	Series 2751, Class AI, IO, 5.000%, 04/15/22	78
535,092	Series 2779, Class SM, IF, IO, 5.955%, 10/15/18	43,764
68,654	Series 2781, Class PI, IO, 5.000%, 10/15/23	576
1,151,863	Series 2861, Class GS, IF, IO, 6.005%, 01/15/21	37,548
1,177,594	Federal Home Loan Mortgage Corp. STRIPS, Series 240, Class S22, IF, IO, 5.955%, 07/15/36 (m)	101,005
339,800	Federal National Mortgage Association REMICS, Series 2004-87, Class JI, IO, 5.000%, 11/25/30	23,178
87,795	Government National Mortgage Association, Series 2004-44, Class PK, IO, 5.500%, 10/20/27	776
		206,925
	Non-Agency CMO — 3.8%
	Adjustable Rate Mortgage Trust,
21,533	Series 2004-1, Class 9A2, VAR, 0.871%, 01/25/35 (m)	9,381
51,187	Series 2005-6A, Class 2A1, VAR, 0.781%, 11/25/35 (m)	23,765
70,116	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-10, Class 1A10, 5.850%, 05/25/36 (i) (m)	58,899
82,246	CS First Boston Mortgage Securities Corp., Series 2004-5, Class 1A8, 6.000%, 09/25/34 (m)	82,076

SEE NOTES TO FINANCIAL STATEMENTS.

4   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
391,035	First Horizon Alternative Mortgage Securities, Series 2006-FA4, Class 1A1, 6.000%, 08/25/36	235,767
	RESI Finance LP, (Cayman Islands),
492,900	Series 2003-C, Class B3, VAR, 3.225%, 09/10/35 (e)	206,131
91,278	Series 2003-C, Class B4, VAR, 3.425%, 09/10/35 (e) (i)	34,056
468,364	Series 2003-D, Class B3, VAR, 3.125%, 12/10/35 (e)	193,668
153,119	Series 2003-D, Class B4, VAR, 3.325%, 12/10/35 (e)	54,526
230,539	Series 2005-A, Class B3, VAR, 2.405%, 03/10/37 (e)	50,027
94,098	Series 2005-A, Class B4, VAR, 2.505%, 03/10/37 (e)	15,611
14,407	SACO I, Inc. (Bear Stearns), Series 1997-2, Class 1A5, 7.000%, 08/25/36 (e) (i)	13,426
		977,333
	Total Collateralized Mortgage Obligations (Cost $2,355,950)	1,184,258
	Commercial Mortgage-Backed Securities — 3.5%
250,000	Bear Stearns Commercial Mortgage Securities, Series 2005-PWR8, Class A4, 4.674%, 06/11/41 (m)	211,209
565,000	Credit Suisse Mortgage Capital Certificates, Series 2006-C1, Class A4, VAR, 5.552%, 02/15/39 (m)	458,747
	LB-UBS Commercial Mortgage Trust,
75,000	Series 2005-C1, Class A4, 4.742%, 02/15/30	61,558
195,000	Series 2006-C4, Class A4, VAR, 6.080%, 06/15/38	160,409
	Total Commercial Mortgage-Backed Securities (Cost $1,069,131)	891,923
	Corporate Bonds — 22.3%
	Aerospace & Defense — 0.1%
20,000	L-3 Communications Corp., 5.875%, 01/15/15	18,000
	Auto Components — 0.0% (g)
10,000	Goodyear Tire & Rubber Co. (The), 9.000%, 07/01/15	8,050
	Beverages — 0.7%
35,000	Constellation Brands, Inc., 7.250%, 09/01/16 (m)	33,075
95,000	Diageo Capital plc, (United Kingdom), 5.750%, 10/23/17 (m)	91,922
45,000	Dr. Pepper Snapple Group, Inc., 6.820%, 05/01/18 (e) (m)	44,386
		169,383
	Capital Markets — 1.1%
	Goldman Sachs Group, Inc. (The),
75,000	5.950%, 01/15/27	59,312
35,000	6.750%, 10/01/37	28,415
35,000	Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes Co., PIK, 8.875%, 04/01/15	11,900
315,000	Lehman Brothers Holdings, Inc., VAR, 0.000%, 11/10/09 (d) (m)	28,350
60,000	Merrill Lynch & Co., Inc., 6.050%, 08/15/12	59,195
120,000	Morgan Stanley, 6.625%, 04/01/18	105,275
		292,447
	Chemicals — 0.3%
30,000	Huntsman LLC, 11.500%, 07/15/12	24,000
30,000	Nalco Co., 7.750%, 11/15/11	28,800
40,000	PolyOne Corp., 8.875%, 05/01/12	20,600
		73,400
	Commercial Banks — 1.4%
75,000	Depfa ACS Bank, (Ireland), 5.125%, 03/16/37 (e) (m)	54,309
350,000	Glitnir Banki HF, (Iceland), Zero Coupon, 10/15/08 (d) (i)	6,125
200,000	HBOS plc, (United Kingdom), VAR, 5.920%, 10/01/15 (e) (i) (x)	75,722
150,000	Shinsei Finance II, (Cayman Islands), VAR, 7.160%, 07/25/16 (e) (i) (x)	31,313
100,000	Standard Chartered plc, (United Kingdom), VAR, 6.409%, 01/30/17 (e) (x)	36,837
150,000	Woori Bank, (South Korea), VAR, 5.750%, 03/13/14 (e) (i)	148,610
		352,916
	Commercial Services & Supplies — 0.4%
40,000	ACCO Brands Corp., 7.625%, 08/15/15 (m)	20,800
10,000	Allied Waste North America, Inc., 7.375%, 04/15/14 (m)	9,450
20,000	Corrections Corp. of America, 6.250%, 03/15/13 (m)	18,600
55,000	Iron Mountain, Inc., 6.625%, 01/01/16	44,687
		93,537

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SERIES TRUST II   5

JPMorgan Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Computers & Peripherals — 0.8%
135,000	Hewlett-Packard Co., 4.500%, 03/01/13	137,036
50,000	International Business Machines Corp., 7.625%, 10/15/18	59,960
		196,996
	Consumer Finance — 1.8%
28,000	GMAC LLC, 6.875%, 08/28/12	21,492
200,000	International Lease Finance Corp., VAR, 2.373%, 05/24/10	159,419
60,000	John Deere Capital Corp., 5.350%, 04/03/18 (m)	56,215
250,000	SLM Corp., VAR, 3.675%, 07/27/09 (m)	235,649
		472,775
	Containers & Packaging — 0.1%
10,000	Owens Brockway Glass Container, Inc., 8.250%, 05/15/13	9,850
20,000	Smurfit-Stone Container Enterprises, Inc., 8.375%, 07/01/12	3,300
		13,150
	Diversified Consumer Services — 0.2%
30,000	Service Corp. International, 7.375%, 10/01/14	25,500
20,000	Stewart Enterprises, Inc., 6.250%, 02/15/13	15,500
		41,000
	Diversified Financial Services — 1.9%
115,000	Bank of America Corp., 5.650%, 05/01/18 (m)	115,682
80,000	Caterpillar Financial Services Corp., 5.450%, 04/15/18 (m)	74,903
	Citigroup, Inc.,
55,000	5.500%, 04/11/13 (m)	53,552
85,000	6.000%, 08/15/17 (m)	84,610
	General Electric Capital Corp.,
95,000	5.250%, 10/19/12	95,685
60,000	6.150%, 08/07/37	60,157
		484,589
	Diversified Telecommunication Services — 0.9%
90,000	AT&T, Inc., 6.300%, 01/15/38 (m)	95,140
20,000	Qwest Corp., 8.875%, 03/15/12	18,500
25,000	Telecom Italia Capital S.A., (Luxembourg), 7.721%, 06/04/38	20,531
90,000	Verizon Communications, Inc., 6.400%, 02/15/38	95,733
		229,904
	Electric Utilities — 0.6%
40,000	E.ON International Finance BV, (Netherlands), 5.800%, 04/30/18 (e) (m)	37,399
45,000	Spectra Energy Capital LLC, 7.500%, 09/15/38	38,387
15,000	Texas Competitive Electric Holdings Co. LLC, 10.500%, 11/01/15 (e)	10,650
70,000	Virginia Electric & Power Co., 6.350%, 11/30/37	71,048
		157,484
	Electrical Equipment — 0.0% (g)
10,000	Baldor Electric Co., 8.625%, 02/15/17 (m)	7,450
	Food & Staples Retailing — 0.3%
70,000	Wal-Mart Stores, Inc., 6.500%, 08/15/37	83,112
	Food Products — 0.1%
20,000	Del Monte Corp., 6.750%, 02/15/15 (m)	17,200
	Gas Utilities — 0.6%
55,000	Nakilat, Inc., (Qatar), 6.067%, 12/31/33 (e)	36,862
100,000	NGPL PipeCo LLC, 7.119%, 12/15/17 (e)	90,020
30,000	Sonat, Inc., 7.625%, 07/15/11	27,352
		154,234
	Health Care Equipment & Supplies — 0.2%
35,000	Biomet, Inc., PIK, 10.375%, 10/15/17 (m)	27,650
30,000	Cooper Cos., Inc. (The), 7.125%, 02/15/15 (m)	25,200
		52,850
	Health Care Providers & Services — 0.1%
50,000	HCA, Inc., PIK, 9.625%, 11/15/16	39,000
	Hotels, Restaurants & Leisure — 0.3%
30,000	McDonald’s Corp., 6.300%, 10/15/37	32,936
35,000	MGM Mirage, Inc., 5.875%, 02/27/14	22,400
25,000	Vail Resorts, Inc., 6.750%, 02/15/14	18,625
		73,961
	Household Durables — 0.2%
23,000	Beazer Homes USA, Inc., 6.875%, 07/15/15 (m)	7,820
20,000	Jarden Corp., 7.500%, 05/01/17	13,650
35,000	Sealy Mattress Co., 8.250%, 06/15/14	20,650
		42,120
	Household Products — 0.0% (g)
10,000	Visant Holding Corp., SUB, 10.250%, 12/01/13	7,400
	Independent Power Producers & Energy Traders — 0.1%
30,000	NRG Energy, Inc., 7.375%, 02/01/16	27,900

SEE NOTES TO FINANCIAL STATEMENTS.

6   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Industrial Conglomerates — 0.2%
65,000	General Electric Co., 5.250%, 12/06/17	64,802
	Insurance — 1.9%
95,000	Allstate Life Global Funding Trusts, 5.375%, 04/30/13 (m)	93,518
100,000	American International Group, Inc., 8.250%, 08/15/18 (e) (m)	73,192
70,000	Liberty Mutual Group, Inc., 7.500%, 08/15/36 (e)	42,624
100,000	Lincoln National Corp., VAR, 7.000%, 05/17/66	42,000
125,000	Metropolitan Life Global Funding I, 5.125%, 04/10/13 (e)	116,470
40,000	Nationwide Financial Services, 6.750%, 05/15/37	17,933
80,000	Principal Life Income Funding Trusts, 5.300%, 04/24/13	74,938
200,000	Stingray Pass-Through Trust, 5.902%, 01/12/15 (e)	24,000
		484,675
	Internet & Catalog Retail — 0.2%
55,000	Visant Corp., 7.625%, 10/01/12	45,100
	Machinery — 0.1%
45,000	Terex Corp., 8.000%, 11/15/17	38,250
	Media — 2.6%
25,000	Charter Communications Operating LLC/ Charter Communications Operating Capital, 8.000%, 04/30/12 (e) (m)	20,500
50,000	Dex Media, Inc., SUB, 9.000%, 11/15/13 (m)	9,250
55,000	DirecTV Holdings LLC/DirecTV Financing Co., 6.375%, 06/15/15 (m)	50,737
60,000	Echostar DBS Corp., 7.125%, 02/01/16 (m)	50,100
25,000	Quebecor Media, Inc., (Canada), 7.750%, 03/15/16	16,875
55,000	Time Warner Cable, Inc., 7.300%, 07/01/38	57,138
145,000	Time Warner, Inc., 5.875%, 11/15/16	129,991
200,000	Viacom, Inc., VAR, 2.271%, 06/16/09 (m)	196,229
15,000	Videotron Ltee, (Canada), 6.875%, 01/15/14	13,275
125,000	Walt Disney Co. (The), 4.700%, 12/01/12 (m)	128,648
		672,743
	Metals & Mining — 0.6%
20,000	Arch Western Finance LLC, 6.750%, 07/01/13 (m)	17,400
35,000	Freeport-McMoRan Copper & Gold, Inc., 8.250%, 04/01/15	29,750
120,000	Rio Tinto Finance USA Ltd., (Australia), 5.875%, 07/15/13	95,581
		142,731
	Multiline Retail — 0.1%
35,000	Neiman-Marcus Group, Inc. (The), PIK, 9.000%, 10/15/15	15,400
	Multi-Utilities — 0.2%
25,000	Mirant North America LLC, 7.375%, 12/31/13	24,000
35,000	Veolia Environnement, (France), 6.000%, 06/01/18	31,024
		55,024
	Oil, Gas & Consumable Fuels — 2.5%
	Chesapeake Energy Corp.,
40,000	6.500%, 08/15/17 (m)	30,600
15,000	7.000%, 08/15/14 (m)	12,450
105,000	Enterprise Products Operating LLC, 6.300%, 09/15/17 (m)	88,869
88,551	Gazprom International S.A., (Russia), 7.201%, 02/01/20	65,528
15,000	Kinder Morgan Energy Partners LP, 6.500%, 02/01/37	11,453
65,000	Nexen, Inc., (Canada), 6.400%, 05/15/37	50,861
	Pemex Project Funding Master Trust,
150,000	VAR, 3.296%, 06/15/10 (e)	142,500
150,000	VAR, 3.296%, 06/15/10	141,750
45,000	Suncor Energy, Inc., (Canada), 6.850%, 06/01/39	35,801
20,000	Valero Energy Corp., 6.625%, 06/15/37	14,710
45,000	XTO Energy, Inc., 5.750%, 12/15/13	43,683
		638,205
	Paper & Forest Products — 0.1%
	Georgia-Pacific LLC,
15,000	7.000%, 01/15/15 (e)	12,750
15,000	7.700%, 06/15/15	11,400
		24,150
	Real Estate Investment Trusts (REITs) — 0.1%
	Host Hotels & Resorts LP,
10,000	6.375%, 03/15/15	7,450
25,000	7.125%, 11/01/13	20,125
		27,575
	Road & Rail — 0.0% (g)
5,000	Hertz Corp. (The), 8.875%, 01/01/14	3,075

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SERIES TRUST II   7

JPMorgan Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Semiconductors & Semiconductor Equipment — 0.0% (g)
20,000	Sensata Technologies BV, (Netherlands), 8.000%, 05/01/14	9,000
	Software — 0.1%
30,000	Oracle Corp., 6.500%, 04/15/38	33,029
	Specialty Retail — 0.0% (g)
15,000	Sally Holdings LLC/Sally Capital, Inc., 9.250%, 11/15/14	12,900
	Textiles, Apparel & Luxury Goods — 0.1%
35,000	Hanesbrands, Inc., VAR, 5.697%, 12/15/14	24,675
	Thrifts & Mortgage Finance — 0.1%
20,000	Countrywide Financial Corp., VAR, 1.686%, 03/24/09 (m)	19,837
	Tobacco — 0.5%
90,000	Altria Group, Inc., 9.700%, 11/10/18 (m)	97,275
35,000	Philip Morris International, Inc., 6.375%, 05/16/38	36,402
		133,677
	Wireless Telecommunication Services — 0.7%
35,000	Cellco Partnership, 8.500%, 11/15/18 (e)	41,009
20,000	Cricket Communications, Inc., 9.375%, 11/01/14 (m)	18,000
50,000	Rogers Communications, Inc., (Canada), 6.800%, 08/15/18	50,521
70,000	Rogers Wireless, Inc., (Canada), 6.375%, 03/01/14	66,542
		176,072
	Total Corporate Bonds (Cost $7,554,368)	5,729,778
	Foreign Government Securities — 3.7%
103,000	Federal Republic of Brazil, (Brazil), 8.000%, 01/15/18	115,360
280,000	Government of Ukraine, (Ukraine), 6.580%, 11/21/16	98,000
122,594	IIRSA Norte Finance Ltd., (Peru), 8.750%, 05/30/24	91,333
200,000	Republic of Argentina, (Argentina), VAR, 3.000%, 04/30/13	66,300
100,000	Republic of Guatemala, (Guatemala), 9.250%, 08/01/13	100,750
	United Mexican States, (Mexico),
400,000	VAR, 5.519%, 01/13/09	399,830
65,000	8.000%, 09/24/22	76,212
	Total Foreign Government Securities (Cost $1,237,945)	947,785
	Mortgage Pass-Through Securities — 46.4%
	Federal Home Loan Mortgage Corp.,
1,095,000	4.500%, 01/15/14 (m)	1,207,785
392,213	ARM, 5.872%, 01/01/37 (m)	402,578
43,866	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family, 6.000%, 02/01/35 (m)	45,245
	Federal Home Loan Mortgage Corp., 30 Year, Single Family,
2,055,000	TBA, 5.000%, 01/15/38	2,099,953
1,870,000	TBA, 6.000%, 01/15/38	1,926,100
	Federal National Mortgage Association, 15 Year, Single Family
526,095	4.500%, 04/01/23 – 05/01/23	538,497
220,000	TBA, 4.500%, 01/25/23	224,812
775,000	TBA, 5.500%, 01/25/23	798,008
145,000	TBA, 6.000%, 01/25/23	150,347
	Federal National Mortgage Association, 30 Year, Single Family
147,009	5.500%, 06/01/38	150,851
150,000	TBA, 4.500%, 01/25/38	152,016
600,000	TBA, 5.000%, 01/25/38	612,563
400,000	TBA, 5.500%, 01/25/38	410,000
1,700,000	TBA, 6.500%, 01/25/39	1,765,345
	Government National Mortgage Association, 30 Year, Single Family,
780,000	TBA, 6.000%, 01/15/38	804,618
625,000	TBA, 6.500%, 01/15/38	649,805
	Total Mortgage Pass-Through Securities (Cost $11,709,005)	11,938,523
	U.S. Government Agency Securities — 5.6%
	Federal Home Loan Mortgage Corp.,
855,000	4.875%, 06/13/18 (m)	982,643
65,000	5.000%, 07/15/14 (m)	73,228
125,000	5.125%, 10/18/16 (m)	141,851
	Federal National Mortgage Association,
70,000	4.125%, 04/15/14 (m)	75,597
150,000	4.875%, 12/15/16 (m)	167,609
	Total U.S. Government Agency Securities (Cost $1,295,092)	1,440,928

SEE NOTES TO FINANCIAL STATEMENTS.

8   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	U.S. Treasury Obligations — 16.5%
	U.S. Treasury Bonds,
320,000	4.375%, 02/15/38 (m)	428,600
230,000	5.000%, 05/15/37 (m)	333,249
10,000	6.375%, 08/15/27 (m)	14,634
150,000	6.750%, 08/15/26 (k)	226,242
80,000	7.250%, 08/15/22 (k) (m)	116,313
170,000	U.S. Treasury Inflation Indexed Notes, 1.375%, 07/15/18	159,678
	U.S. Treasury Notes,
420,000	1.250%, 11/30/10 (m)	424,511
85,000	2.000%, 11/30/13 (m)	87,205
1,770,000	2.750%, 07/31/10 (m)	1,833,610
130,000	2.750%, 10/31/13 (m)	138,206
185,000	3.125%, 09/30/13 (m)	199,612
120,000	3.375%, 07/31/13 (m)	131,072
50,000	3.500%, 02/15/18 (m)	55,344
60,000	3.750%, 11/15/18 (m)	67,922
20,000	4.000%, 08/15/18 (m)	23,095
	Total U.S. Treasury Obligations (Cost $3,896,621)	4,239,293

SHARES	SECURITY DESCRIPTION	VALUE($)
	Preferred Stock — 0.0% (g)
	Consumer Finance — 0.0% (g)
6	Preferred Blocker, Inc. (GMAC LLC), 9.000%, 12/31/11 (x) (Cost $1,889)	1,889
	Total Long-Term Investments (Cost $32,668,301)	28,203,272
Short-Term Investment — 14.7%
	Investment Company — 14.7%
3,795,723	JPMorgan Prime Money Market Fund, Institutional Class Shares (b) (m) (Cost $3,795,723)	3,795,723
	Total Investments — 124.4% (Cost $36,464,024)	31,998,995
	Liabilities in Excess of Other Assets — (24.4)%	(6,266,591)
	NET ASSETS — 100.0%	$25,732,404

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SERIES TRUST II   9

JPMorgan Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (continued)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
6	Euro Bobl	03/06/09	$969,226	$7,848
3	10 Year U.S. Treasury Note	03/20/09	377,250	25,351
13	2 Year U.S. Treasury Note	03/31/09	2,834,813	(599)
	Short Futures Outstanding
(1)	Eurodollar	03/16/09	(247,350)	(9,116)
(4)	5 Year U.S. Treasury Note	03/31/09	(476,219)	(10,261)
(1)	Eurodollar	06/15/09	(247,175)	(9,078)
(1)	Eurodollar	09/14/09	(246,863)	(6,816)
(1)	Eurodollar	12/14/09	(246,463)	(6,741)
				$(9,412)

Short Positions

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
$(280,000)	FNMA, 30 Year, Single Family, TBA, 6.00%, 11/25/38 (Proceeds received of $285,675.)	$(288,225)

Credit Default Swaps — Buy Protection [1]

Corporate and Sovereign Issuers:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	PORTFOLIO PAYS FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 12/31/08 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [5]
Barclays Bank plc:
Republic of Kazakhstan, 11.125%, 05/11/07	10.920% semi-annually	11/20/13	6.746%	$40,000	$(7,166)	$—
Russian Federation, 7.500%, 03/31/30	8.750% semi-annually	11/20/13	7.481	240,000	(15,193)	—
Credit Suisse International:
Russian Federation, 7.500%, 03/31/30	0.300% semi-annually	03/20/09	11.004	75,000	1,660	—
Deutsche Bank AG, New York:
Republic of Brazil, 12.250%, 03/06/30	4.500% semi-annually	12/20/13	3.038	60,000	(4,150)	—
Russian Federation, 7.500%, 03/31/30	8.850% semi-annually	11/20/13	7.481	90,000	(5,488)	—
Union Bank of Switzerland AG:
Russian Federation, 7.500%, 03/31/30	0.310% semi-annually	02/20/09	10.989	750,000	10,320	—
					$(20,017)	$—

SEE NOTES TO FINANCIAL STATEMENTS.

10   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2008

Credit Indices:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	PORTFOLIO PAYS FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 12/31/08 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [5]
Barclays Bank plc:
CDX.EM.10	3.350% semi-annually	12/20/13	7.572%	$20,000	$3,001	$(27,166)
CDX.EM.10	3.350% semi-annually	12/20/13	7.572	40,000	6,001	(8,113)
CDX.EM.10	3.350% semi-annually	12/20/13	7.572	590,000	88,517	(142,267)
Citibank, N.A.:
CDX.EM.10	3.350% semi-annually	12/20/13	7.572	40,000	6,001	(7,773)
CDX.EM.10	3.350% semi-annually	12/20/13	7.572	90,000	13,503	(16,125)
Deutsche Bank AG, New York:
CDX.EM.10	3.350% semi-annually	12/20/13	7.572	170,000	25,505	(36,649)
Goldman Sachs Capital Management:
CDX.NA.IG.9	0.600% quarterly	12/20/12	2.197	140,000	7,877	(65,823)
CDX.NA.IG.9	0.600% quarterly	12/20/12	2.197	1,000,000	56,266	(54,695)
					$206,671	$(358,611)

Credit Default Swaps — Sell Protection [2]

Corporate and Sovereign Issuers:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	PORTFOLIO RECEIVES FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 12/31/08 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [5]
Credit Suisse International:
Russia AG Bank, 7.175%, 05/16/13	0.720% semi-annually	03/20/09	11.635%	$75,000	$(1,604)	$—
Deutsche Bank AG, New York:
Republic of Kazakhstan, 11.125%, 05/11/07*	0.548% semi-annually	03/20/12	7.182	90,000	(16,043)	—
Russian Federation, 7.500%, 03/31/30*	0.525% semi-annually	12/20/11	8.435	240,000	(46,419)	—
Union Bank of Switzerland AG:
Russia AG Bank, 7.175%, 05/16/13	0.760% semi-annually	02/20/09	11.038	750,000	(8,644)	—
					$(72,710)	$—

[1]	The Portfolio, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay an upfront premium to the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

[2]	The Portfolio, as a seller of credit protection, receives periodic payments and any upfront premium from the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swaps contracts.

[3]	Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the market value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Implied credit spreads for credit default swaps on credit indexes are linked to the weighted average spread across the underlying reference obligations included in a particular index.

[4]	The notional amount is the maximum amount that a seller of a credit default swap would be obligated to make and a buyer of credit protection would receive, upon occurrence of a credit event.

[5]	Upfront premiums generally relate to payments made or received at the initiation of the agreement in lieu of all or a portion of future periodic payments.

*	The Portfolio has purchased credit default swaps with identical underlying reference obligations; net amounts received by the Portfolio from settlement of purchased protection would offset potential amounts paid at a credit event for protection sold.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SERIES TRUST II   11

JPMorgan Bond Portfolio

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008

ARM—	Adjustable Rate Mortgage

CMO—	Collateralized Mortgage Obligation

FNMA—	Federal National Mortgage Association

GMAC—	General Motors Acceptance Corp.

IF—	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of December 31, 2008. The rate may be subject to a cap and floor.

IO—	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

PIK—	Payment-In-Kind

REMICS—	Real Estate Mortgage Investment Conduits

STRIPS—	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB—	Step-Up Bond. The interest rate shown is the rate in effect as of December 31, 2008.

TBA—	To Be Announced

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of December 31, 2008.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(d)—	Defaulted Security.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)—	Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees.

(g)—	Amount rounds to less than 0.1%.

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(r)—	Rates shown are per annum and payments are as described.

(s)—	These holdings represent investments in structured investment vehicles (SIVs). The value of SIVs may be affected by, among other things, changes in: interest rates, the quality of the underlying assets or the market’s assessment thereof, factors concerning interests in and structure of the issuer or the originator of the receivables, or the creditworthiness of the entities that provide credit enhancements. SIVs have experienced decreased liquidity primarily resulting from declines in the market value of certain categories of collateral underlying the SIVs. These holdings were previously determined to be liquid at the time of acquisition of such investments and have since been deemed to be illiquid due to the changes in market conditions.

(x)—	Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

12   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2008

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2008

Bond Portfolio
ASSETS:
Investments in non-affiliates, at value	$28,203,272
Investments in affiliates, at value	3,795,723
Total investment securities, at value	31,998,995
Cash	7,542
Foreign currency, at value	13
Deposits with broker for futures	21,357
Receivables:
Investment securities sold	7,756,015
Portfolio shares sold	3,064
Interest and dividends	229,547
Variation margin on futures contracts	27,050
Outstanding swap contracts, at value	218,651
Total Assets	40,262,234

LIABILITIES:
Payables:
Investment securities purchased	13,960,034
Securities sold short, at value	288,225
Portfolio shares redeemed	62,802
Outstanding swap contracts, at value	104,707
Accrued liabilities:
Investment advisory fees	6,593
Administration fees	4,174
Custodian and accounting fees	1,525
Other	101,770
Total Liabilities	14,529,830
Net Assets	$25,732,404

NET ASSETS:
Paid in capital	$33,490,602
Accumulated undistributed (distributions in excess of) net investment income	1,444,293
Accumulated net realized gains (losses)	(4,477,535)
Net unrealized appreciation (depreciation)	(4,724,956)
Total Net Assets	$25,732,404

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value)	2,993,203

Net asset value, offering and redemption price per share	$8.60

Cost of investments in non-affiliates	$32,668,301
Cost of investments in affiliates	3,795,723
Cost of foreign currency	— (a)
Proceeds from securities sold short	285,675
Premiums paid on swaps	358,611

(a)	Amount rounds to less than $1.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SERIES TRUST II   13

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008

Bond Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$1,742,305
Dividend income from affiliates (a)	47,473
Total investment income	1,789,778

EXPENSES:
Investment advisory fees	98,960
Custodian and accounting fees	78,282
Professional fees	55,941
Trustees’ and Chief Compliance Officer’s fees	10,026
Printing and mailing costs	16,568
Transfer agent fees	9,445
Other	39,467
Total expenses	308,689
Less earnings credits	(248)
Less expense reimbursements	(110,215)
Net expenses	198,226
Net investment income (loss)	1,591,552

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(3,084,140)
Securities sold short	(480,704)
Written options	19,982
Futures	(222,927)
Swaps	303,942
Foreign currency transactions	7,506
Net realized gain (loss)	(3,456,341)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(3,156,641)
Securities sold short	(6,083)
Futures	57,923
Swaps	(193,442)
Foreign currency translations	(19,103)
Change in net unrealized appreciation (depreciation)	(3,317,346)
Net realized/unrealized gains (losses)	(6,773,687)
Change in net assets resulting from operations	$(5,182,135)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

14   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2008

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Bond Portfolio
	Year Ended 12/31/2008	Year Ended 12/31/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,591,552	$2,881,847
Net realized gain (loss)	(3,456,341)	(653,513)
Change in net unrealized appreciation (depreciation)	(3,317,346)	(1,255,632)
Change in net assets resulting from operations	(5,182,135)	972,702

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,991,965)	(3,843,084)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	7,368,633	7,443,952
Dividends and distributions reinvested	2,991,965	3,843,084
Cost of shares redeemed	(15,369,995)	(52,998,701)
Change in net assets from capital transactions	(5,009,397)	(41,711,665)

NET ASSETS:
Change in net assets	(13,183,497)	(44,582,047)
Beginning of period	38,915,901	83,497,948
End of period	$25,732,404	$38,915,901
Accumulated undistributed (distributions in excess of) net investment income	$1,444,293	$2,961,239

SHARE TRANSACTIONS:
Issued	798,167	648,995
Reinvested	303,445	341,001
Redeemed	(1,589,773)	(4,544,337)
Change in shares	(488,161)	(3,554,341)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SERIES TRUST II   15

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Bond Portfolio
Year Ended December 31, 2008	$11.18	$0.58		$(2.25)	$(1.67)	$(0.91)	$—	$(0.91)
Year Ended December 31, 2007	11.87	0.58	(c)	(0.44)	0.14	(0.83)	—	(0.83)
Year Ended December 31, 2006	11.85	0.58		(0.07)	0.51	(0.47)	(0.02)	(0.49)
Year Ended December 31, 2005	12.17	0.45		(0.14)	0.31	(0.42)	(0.21)	(0.63)
Year Ended December 31, 2004	12.34	0.41		0.09	0.50	(0.44)	(0.23)	(0.67)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(c)	Calculated based upon average shares outstanding.

(d)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

16   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2008

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets end of period (000’s)	Net expenses (b)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$ 8.60	(15.95)%	$25,732	0.60%		4.83%	0.94%	659%
11.18	1.16	38,916	0.76	(d)	5.06	0.78	626
11.87	4.49	83,498	0.75		4.71	0.76	641
11.85	2.64	86,695	0.75		3.79	0.75	732
12.17	4.29	85,057	0.75		3.06	0.75	544

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SERIES TRUST II   17

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008

1. Organization

JPMorgan Bond Portfolio (the “Portfolio”) is a separate series of J.P. Morgan Series Trust II (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993 for the purpose of funding flexible premium variable life insurance policies.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold and the differences could be significant. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

During the period, the Portfolio adopted the Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Portfolio’s investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets and liabilities carried at fair value:

Valuation Inputs	Investments in Securities		Liabilities in Securities Sold Short†	Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
Level 1 — Quoted prices	$3,795,723		$—	$33,199	$(42,611)
Level 2 — Other significant observable inputs	28,216,207		(288,225)	13,551	(258,218)
Level 3 — Significant unobservable inputs	—	**	—	—	—
Total	$32,011,930		$(288,225)	$46,750	$(300,829)

18   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2008

SFAS 157 also requires a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities		Other Financial Instruments*
Balance as of 12/31/07	$261,100		$—
Realized gain (loss)	—		—
Change in unrealized appreciation (depreciation)	(261,100)		—
Net purchases (sales)	—		—
Net transfers in (out) of Level 3	—		—
Balance as of 12/31/08	$—	**	$—

________________

†	Liabilities in securities sold short may include written options.

*	Other financial instruments include futures, forwards and swap contracts.

**	Includes an investment that is fair valued at zero.

Transfers into Level 3 are valued utilizing values as of the end of the period and transfers out of Level 3 are valued utilizing values as of the beginning of the period.

B. Restricted and Illiquid Securities — The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The value and percentage of net assets of illiquid securities as of December 31, 2008, was $368,151 and 1.4%, respectively.

C. Futures Contracts — The Portfolio may enter into futures contracts as substitutes for securities in which the Portfolio can invest. The Portfolio may also use such futures to hedge various investments for risk management and to increase income or gain. These contracts provide for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Portfolio is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Portfolio periodically, depending on the fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Portfolio realizes a gain or loss.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade.

As of December 31, 2008, the Portfolio had outstanding futures contracts as listed on its Schedule of Portfolio Investments.

D. Foreign Currency Translation — The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

DECEMBER 31, 2008        J.P. MORGAN SERIES TRUST II   19

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (continued)

E. Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage the Portfolio’s exposure to foreign currency exchange fluctuations. The Portfolio may also enter into forward foreign currency exchange contracts to hedge against interest rate and currency risk, to generate gains for the Portfolio and/or as part of its risk management process. The values of the forward foreign currency exchange contracts are adjusted daily by reference to the applicable exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract. The Portfolio is subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

As of December 31, 2008, the Portfolio had no outstanding forward foreign currency exchange contracts.

F. Written Options — When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is included in the Portfolio’s Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written option and the change is recorded as an unrealized gain or loss. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the Portfolio realizes a gain or loss contingent on whether the cost of the closing transaction exceeds the premium received when the option was written. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security.

As of December 31, 2008, the Portfolio had no written options contracts outstanding. Transactions in written options during the year ended December 31, 2008 were as follows:

	Notional Value	Premiums Received
Options outstanding at December 31, 2007	$—	$—
Options written	2,414,000	19,982
Options terminated at closing purchase transactions	(2,414,000)	(19,982)
Options outstanding at December 31, 2008	$—	$—

G. Swaps — The Portfolio may engage in various swap transactions, including forward rate agreements, interest rate, currency, credit default, index, price lock and total return swaps, to manage credit, currency, duration and yield curve risks, or as alternatives to direct investments. Swap transactions are negotiated contracts between a Portfolio and a counterparty to exchange swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

The value of a swap agreement is recorded as either an asset or a liability on the Statement of Assets and Liabilities at the beginning of the measurement period. Any upfront payments made or received upon entering a swap are recorded as an asset or liability, respectively. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of a swap agreement. Upfront payments made or received are recorded as a realized gain or loss upon termination of the agreement. The value of swap agreements are recognized in the Statement of Assets and Liabilities; the risk of loss may exceed such amounts. The Portfolio may be exposed to market risk related to unfavorable changes in interest rates or in the price or return of underlying instruments; counterparty credit risk related to the swap counterparty’s failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the portfolio to close out its position; and, documentation risk related to disagreement on the meaning of contract terms. Notional amounts of swap agreements, presented in the Schedule of Portfolio Investments, are used to express the extent of involvement in these transactions.

Credit Default Swaps

The Portfolio enters into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation. Credit default swaps are also used to hedge against the risk of default where the Portfolio has exposure in its investment portfolio.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within an particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments, to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the

20   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2008

reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Portfolio, as a protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the anticipated recovery value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected in the Statement of Assets and Liabilities. Potential liabilities under these contracts may be reduced by anticipated recovery rates of the underlying reference obligations, upfront payments received at the inception of a swap and net amounts received from credit default swaps purchased with the identical reference obligation.

Price Lock Swaps

Price lock swap agreements involve the exchange of cash flows by the Portfolio with another party based on the price differential between the market price at termination and a fixed forward price (the “price lock”) of a debt obligation. Both parties agree to exchange a payment for the price differential on the debt obligation with respect to the notional amount. At inception, the price lock is generally designed such that the fair value of the swap is zero. At the termination date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price differential of the market price of the debt obligation and the price lock multiplied by the notional amount . As a receiver of the realized price differential, a Portfolio would receive the payoff amount when the realized price differential of the debt obligation is greater than the price lock and would owe the payoff amount when the differential is less than the price lock. As a payer of the realized price differential, a Portfolio would owe the payoff amount when the realized price differential of the debt obligation is greater than the price lock and would receive the payoff amount when the differential is less than the price lock.

As of December 31, 2008, the Portfolio had outstanding swap agreements as listed on the Schedule of Portfolio Investments.

H. Short Sales — The Portfolio may engage in short sales (selling securities it does not own in anticipation of a decline in the market value of the security) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities. The collateral required is determined daily by reference to the market value of the short positions. The Portfolio is subject to risk of loss if the applicable counterparty broker were to fail to perform its obligations under the contractual terms. Dividend or interest expense on securities sold short is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amount shown in the accompanying Statement of Assets and Liabilities. The Portfolio will incur a loss if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Portfolio will realize a gain if the price of the security declines between those dates.

Short To Be Announced (“TBA”) securities held as of December 31, 2008 are listed as Short Positions in the Schedule of Portfolio Investments and are included in Securities sold short in the Financial Statements. Please see Note 2.I.

I. Dollar Rolls — The Portfolio may enter into dollar rolls, principally using TBA securities, in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at an agreed-upon price on a fixed date. The Portfolio accounts for such dollar rolls as purchases and sales and receives compensation as consideration for entering into the commitment to repurchase. The Portfolio must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

The Portfolio had TBA Dollar Rolls outstanding as of December 31, 2008, which are included in Receivable for Investment securities sold and Payable for Investment securities purchased on the Statement of Assets and Liabilities. The Portfolio reserves assets with a current value at least equal to the amount of its TBA Dollar Rolls.

J. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

Purchases of TBA, when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Portfolio’s policy to reserve assets with a current value at least equal to the amount of its TBA, when-issued or delayed delivery purchase commitments.

K. Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

DECEMBER 31, 2008        J.P. MORGAN SERIES TRUST II   21

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (continued)

L. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code.

Financial Accounting Standards Board (the “FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”) establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Portfolio has recorded no tax liabilities pursuant to the Interpretation. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further interpretation from FASB, new tax laws, regulations, and interpretations thereof. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

M. Dividends and Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$—	$(116,533)	$116,533

The reclassifications for the Portfolio relate primarily to foreign futures contracts.

N. Recent Accounting Pronouncement — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a portfolio’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.30%.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor, reimburse to the Portfolio an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the year ended December 31, 2008 was $2,922.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.45% of the average daily net assets of the Portfolio. Under the Agreement, the Administrator is responsible for certain usual and customary expenses incurred by the Portfolio including fees and expenses of the custodian and fund accountant, professional and transfer agent fees, printing and postage and expenses of the Trustees. In accordance with the agreement, the Portfolio pays for such expenses directly, deducting the amounts of such expenses from the Administration fee. The Administrator will reimburse the Portfolio to the extent that amounts paid for such expenses exceed 0.45%.

The Administrator waived Administration fees as outlined in Note 3.E.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

22   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2008

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Administrator has contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes and extraordinary expenses) exceed 0.60% of the Portfolio’s average daily net assets.

The contractual expense limitation agreement was in effect for the year ended December 31, 2008. This expense limitation percentage above is in place until at least April 30, 2009.

Prior to January 1, 2008, the contractual expense limitation was 0.75%.

For the year ended December 31, 2008, the Administrator reimbursed expenses for the Portfolio in the amount of $110,215. The Administrator does not expect the Portfolio to repay any such reimbursed expenses in future years.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

During the year ended December 31, 2008, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the year ended December 31, 2008, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2008, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$324,442,832	$357,234,778	$18,388,004	$15,017,193

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2008, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$36,469,995	$820,224	$5,291,224	$(4,471,000)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$2,991,965	$2,991,965

DECEMBER 31, 2008        J.P. MORGAN SERIES TRUST II   23

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (continued)

The tax character of distributions paid during the fiscal year ended December 31, 2007 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$3,843,084	$3,843,084

At December 31, 2008, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$1,481,364	$(2,916,042)	$(4,713,668)

The cumulative timing differences primarily consist of post October loss deferrals.

As of December 31, 2008, the Portfolio had the following net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2014	2015	2016	Total
$375,278	$723,965	$1,816,799	$2,916,042

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2008, the Portfolio deferred to January 1, 2009 post October capital losses of $1,555,296.

6. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

The ability of the issuers of debt, asset-backed and mortgage-backed securities, including sub-prime securities, along with counterparties to swap and option agreements, to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities, including sub-prime securities, can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

The Portfolio is subject to the risk that should the Portfolio decide to sell an illiquid investment when a ready buyer is not available at a price the Portfolio deems representative of its value, the value of the Portfolio’s net assets could be adversely affected.

The Portfolio may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

The Portfolio is party to various derivative contracts governed by International Swaps and Derivatives Association Master Agreements (ISDA agreements) with counterparties. The Portfolio’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Portfolio in the event the Portfolio’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. Such rights often include the ability to terminate (ie, close out) open contracts at prices which may favor the counterparty, which could have an adverse impact on the Portfolio.

As of December 31, 2008, the Portfolio’s net assets declined below a predetermined amount defined in one of its ISDA trading agreements. Subsequent to December 31, 2008, open contracts with this trading counterparty were closed, with no material impact to the Portfolio.

7. Reorganization

On November 10, 2008, the Board of Trustees of the Trust approved, subject to shareholder approval, the merger of the Portfolio into JPMorgan Insurance Trust Core Bond Portfolio, a compatible portfolio of JPMorgan Insurance Trust, another JPMorgan trust offering funds to various insurance companies as investment options for variable annuity contracts and variable life insurance policies. Completion of the merger is subject to a number of conditions, including approval by the shareholders of the Portfolio. This approval will be sought at a shareholder meeting to be held on or about April 1, 2009. If approved, the merger is expected to occur on or about April 24, 2009.

24   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of J.P. Morgan Series Trust II and
Shareholders of JPMorgan Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Bond Portfolio (a portfolio of J.P. Morgan Series Trust II, hereafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 20, 2009

DECEMBER 31, 2008        J.P. MORGAN SERIES TRUST II   25

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in JPMorgan Funds Complex (2) Overseen by Trustee	Other Directorships Held Outside JPMorgan Funds Complex
Non-Interested Trustees
Cheryl Ballenger (1956); Chairperson since 2004 and Trustee since 2002	Mathematics Teacher, Vernon Hills High School (August 2004–Present); Mathematics Teacher, Round Lake High School (2003–2004) and formerly Executive Vice President and Chief Financial Officer, Galileo International Inc. (travel technology).	11	None.
Jerry B. Lewis (1939); Trustee since 2004	Retired; formerly President, Lewis Investments Inc. (investment advisor); previously, various managerial and executive positions at Ford Motor Company (Treasurer’s Office, Controller’s Office, Auditing and Corporate Strategy).	11	None.
John R. Rettberg (1937); Trustee since 1996	Retired; formerly Corporate Vice President and Treasurer, Northrop Grumman Corporation (defense contractor).	11	None.
Ken Whipple (1934); Trustee since 1996	Chairman (2002–Present) and CEO (2002–2004), CMS Energy; previously, he was Executive Vice President of Ford Motor Company. He also served as Chairman of Ford of Europe and Chairman and CEO of Ford Credit.	11	Korn Ferry International (executive recruitment) and CMS Energy.
John F. Williamson (1938); Trustee since 2008	Retired; Chairman and President, Williamson Associates, Inc. (investment adviser) January 1997 to June 2002; Director of ICO Inc. (energy company), April 1995 to May 2002, Chairman from June 2001 to May 2002.	11	None.
Interested Trustee
John F. Ruffle (3) (1937); Trustee since 1996	Retired; formerly Vice Chairman, J.P. Morgan Chase & Co. Inc. and Morgan Guaranty Trust Co. of NY.	11	Trustee of Johns Hopkins University and Director of American Shared Hospital Services.

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other investment companies. The JPMorgan Funds Complex for which the Trustees serve currently includes three investment companies.

(3)	The Board has designated Mr. Ruffle an “interested person” at his request because, until his retirement in 1993, he was an executive officer of the parent company of the Trust’s investment advisor.

The contact address for each Trustee is 245 Park Avenue, New York, NY 10167.

26   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2008

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2001)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2004)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2004), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2004)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2004)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

DECEMBER 31, 2008        J.P. MORGAN SERIES TRUST II   27

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2008, and continued to hold your shares at the end of the reporting period, December 31, 2008.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2008	Ending Account Value, December 31, 2008	Expenses Paid During July 1, 2008 to December 31, 2008*	Annualized Expense Ratio
Bond Portfolio
Actual	$1,000.00	$880.20	$2.84	0.60%
Hypothetical	1,000.00	1,022.12	3.05	0.60

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

28   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2008

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees met in person in December 2008 to consider the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Trust on behalf of the Portfolio and J.P. Morgan Investment Management Inc. (the “Advisor”). At the meeting, the Trustees reviewed and considered performance and expense information for the Portfolio, as well as information about the Advisor. On December 11, 2008, the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of any party to the Advisory Agreement or any of their affiliates, approved the Advisory Agreement through December 31, 2009.

In preparation for the December meeting, the Trustees requested and evaluated comprehensive materials from JPMIM, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsel to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards applicable to their consideration of the proposed approval. The Trustees also discussed the proposed approval in a private session with independent counsel to the Trustees at which no representatives of the Advisor were present.

The Trustees determined that the overall arrangement between the Portfolio and the Advisor, as provided in the Advisory Agreement, was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Trustees considered relevant in the exercise of their business judgment and that approval of the Advisory Agreement was in the best interests of the Portfolio and its shareholders. On this basis, the Trustees unanimously approved the Advisory Agreement. In reaching their determination with respect to approval of the Advisory Agreement, the Trustees considered all factors they believed relevant including: (1) the nature and quality of services provided and to be provided; (2) the investment performance of the Portfolio; (3) the advisory fees and total expenses; (4) costs of services and the estimated profitability of the Advisor; (5) possible economies of scale; and (6) fall out benefits.

In their deliberations, each Trustee may have attributed different weights to the various factors, and no factor alone was considered determinative. The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement including information concerning the qualification and experience of the portfolio management team. The Trustees noted that the management and oversight services provided by the Advisor were viewed as being of high quality and that the Board had a reasonable expectation that the services, and personnel providing them, will continue with no significant change. The Trustees also considered JPMorgan’s commitment of resources to the Portfolio management business, including changes to the New York fixed income team, and the dedication of resources to addressing issues arising from the current market turmoil. The Trustees also considered JPMorgan’s continued investments in the business in 2008 and the expected investments in 2009, including the development of technology and infrastructure, and the launch of a new web site for, among others, the J.P. Morgan Series Trust II Portfolios (“Series Trust II Portfolios”).

The Trustees also considered the benefits to the Portfolio of being part of the larger JPMorgan fund complex. They noted that Management had provided information about the Advisor and its affiliates and the financial strength of the organization. The Trustees also considered shareholder expectations that a JPMorgan entity would be managing the Portfolio. The Trustees also included the strategic position of the Series Trust II Portfolios, including that the Board had approved the reorganization of the Series Trust II Portfolios into other JPMorgan insurance products, and that subject to shareholder approval, those reorganizations are expected to close on or about April 24, 2009.

Based on these considerations and other factors, the Trustees concluded that the Advisor’s services are of a nature, quality and extent that are sufficient for renewal.

Portfolio Performance

The Trustees received and considered relative performance and expense information for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the Portfolio’s ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) for the one-, three-, five- and ten- year periods reflected in the materials. The Trustees also considered the Portfolio’s performance in comparison to the performance results of a group (the “Peer Group”) of funds. The Trustees reviewed a description of Lipper’s methodology for selecting funds in the Portfolio’s Peer Group and Universe Group. The Trustees noted that the Portfolio’s performance continued to be in the fifth quintile for the one-, three-, five- and ten- year periods. The Board also considered steps being taken by the Advisor to address performance of the Portfolio, including the addition of resources to the New York

DECEMBER 31, 2008        J.P. MORGAN SERIES TRUST II   29

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

fixed income team, pending the reorganization of the Portfolio discussed above.

Based on the foregoing, the Trustees concluded that within the overall context of their deliberations about the Portfolio, performance of the Portfolio was sufficient for renewal, taking into account the steps the Advisor has taken to address performance of the Portfolio pending its reorganization.

Advisory Fees and Total Expenses

With respect to advisory fee and total expenses, the Board considered the fee waivers made by the Advisor and its affiliate and the contractual expense caps in place for the Portfolio, noting that the contractual expense cap for the Portfolio was lowered last year due to investment performance return. The Board also considered that the unitary fee structure for the Series Trust II Portfolios makes comparisons with other funds more difficult. The Board noted that the contractual management fees were in the 5th quintile. The Board also noted that the actual management fees for the Portfolio had improved to the 1st quintile and that total expenses were in the 2nd quintile.

Based on the foregoing, the Trustees concluded that after giving effect to expense caps and within the context of their deliberations about the Portfolio’s advisory arrangement, the advisory fee of the Portfolio was reasonable.

Cost of Services and Estimated Profitability

At the request of the Trustees, the Advisor provided information regarding the estimated profitability to the Advisor in providing services to the Portfolio. The Board considered that the data represents the Advisor’s determination of its revenues from the contractual services provided to the Portfolio, less expenses of providing such services. The Board considered pre-tax profitability for advisory services and administrative services separately and on a combined basis, and for advisory services, profitability also was considered without the inclusion of the amortization expense of the integration of funds managed by Bank One Corporation affiliates with funds managed by JPMorgan Chase & Co. affiliates. The Board also considered that, for the Series Trust II Portfolios, the unitary fee generally results in increased profitability as the asset base of each Series Trust II Portfolio increases, and such benefits generally inure to management.

The Board concluded that the Advisor’s estimated profitability in respect of the Advisory Agreement was reasonable.

Possible Economies of Scale

The Trustees also considered possible economies of scale. The Trustees noted the fee caps in place for the Portfolio. The Trustees also considered management’s investment in the business and that certain fees are negotiated on a complex-wide basis, permitting the Portfolio to share in the scale of the organization.

In light of all of the foregoing and under the circumstances, the Board concluded that there was an acceptable sharing of any economies of scale at the present time.

Fall-Out Benefits

The Trustees also considered fall-out benefits to the Advisor and its affiliates including management’s profits on fees from administration, custody and fund accounting. The Board concluded, in light of all of the foregoing, and under the circumstances, fallout benefits were acceptable at the present time.

30   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. December 2008.	AN-BP-1208

Annual Report

J.P. Morgan Series Trust II

December 31, 2008

JPMorgan International Equity Portfolio

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	6
Financial Highlights	10
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	17
Trustees	18
Officers	19
Schedule of Shareholder Expenses	20
Board Approval of Investment Advisory Agreement	21
Tax Letter	23

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

*	Strategic Income Opportunities Fund risks:

Because this Fund primarily invests in bonds, it is subject to interest rate risks. Bond prices generally fall when interest rates rise.

Securities rated below investment grade are called “high-yield bonds,” “non-investment grade bonds,” “below investment-grade bonds,” or “junk bonds.” They generally are rated in the fifth or lower rating categories of Standard & Poor’s and Moody’s Investors Service. Although these securities tend to provide higher yields than higher rated securities, there is a greater risk that the Fund’s share price will decline.

There is no guarantee that the use of long and short positions will succeed in limiting the Fund’s exposure to domestic stock market movements, capitalization, sector-swings or other risk factors. Investment in a portfolio involved in long and short selling may have higher portfolio turnover rates. This will likely result in additional tax consequences. Short selling involves certain risks, including additional costs associated with covering short positions and a possibility of unlimited loss on certain short sale positions.

The Fund may invest in international fixed income securities. International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The Fund may invest in futures contracts and other derivatives. This may make the Fund more volatile. The derivative positions are not included in the holdings-related calculations.

The President’s Letter is intended solely to report on various investment views held by JPMorgan Asset Management. Opinions, estimates, forecasts and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice. We believe the information contained in this commentary has been obtained from sources that are reliable. This commentary is for information purposes only.

PRESIDENT’S LETTER
JANUARY 29, 2009 (Unaudited)

Dear Shareholder:

As we close the door on one of the most challenging years I’ve experienced in the investment business, I would, ideally, like to assure our shareholders that the worst of the economic crisis is behind us. However, given the unprecedented nature of this crisis — and the uncertainty that lies before us — it is difficult to know whether we’ve reached the bottom of the ongoing economic storm.

“The crisis began in the credit markets over a year and a half ago and, recently, we have finally seen some degree of improvement in the leading credit indicators.”

Although a full-scale recovery isn’t likely to be around the corner, there have been a few signs of encouragement. The crisis began in the credit markets over a year and a half ago and, recently, we have finally seen some degree of improvement in the leading credit indicators. Interbank lending has improved, and the short-term credit markets have shown signs of stability in response to the federal government’s cut in the fed funds rate from 1% to a target rate between zero and 0.25%. In addition, we are confident that the new President and Congress will work together to address the crisis through unprecedented economic stimulus and other actions, as necessary.

Credit markets drove stocks down and yields lower

The credit markets led stocks and the U.S. economy down in 2008, setting records along the way as prices of corporate and mortgage bonds sank to new lows. The extreme market volatility sent investors running to what many consider the safest investments in the world — U.S. Treasuries. As prices skyrocketed, these became, by far, the best-performing asset class, returning about 14% for the year. Yields tumbled to record lows across the maturity spectrum; already at record lows, the cut in the fed funds rate pushed down rates on Treasuries even further, to near zero or negative for shorter-maturity securities. From December 2007 to December 2008, the yield on the 10-year Treasury bond declined from 4.0% to 2.2%, while the yield on the 30-year bond dropped from 4.4% to 2.7%.

Equity indexes report record slides

In the U.S., equities ended 2008 with some of the worst performance and most extreme market volatility since the Great Depression. Among U.S. benchmarks, the Dow Jones Industrial Average, the S&P 500 Index and NASDAQ Composite Index returned –32%, –38% and –42%, respectively. According to the Russell Indexes, large-cap stocks performed somewhat better than their small- and mid-cap counterparts, while value equities fell less than their growth peers across all capitalization categories. The overseas markets also turned in a dismal end of year performance; the MSCI EAFE Index closed the year with a total return of –44%, as virtually all individual countries included in the index suffered double-digit losses.

Adjusting to the new reality

Given the market’s performance, investor confidence has been shaken, the short-term outlook remains unclear and volatility is likely to remain high. But whether this cycle has reached bottom or not, there are emerging opportunities for investors to adjust their expectations and portfolios to the current market scenario.

A long-term, disciplined investment plan, for example, can provide focus and prevent emotions from adversely impacting your investment strategy. And, although even diversified portfolios have been challenged by the extreme market volatility, investors may consider maintaining a balance of investments, such as equities, alternatives and diversified fixed income investments, in their portfolios to ensure that they are better positioned to smooth volatility and benefit from the market’s eventual recovery. Lastly, as in all markets, investors should check in with their financial advisors to reset their goals, time horizons and priorities, as necessary.

Investing in new opportunities

During this market downturn, JPMorgan has not altered its commitment to maintaining a long-term view and providing you with market insights, service, and high-quality investment solutions. One example of this is the newly launched JPMorgan Strategic Income Opportunities Fund, a flexible, diversified, multi-sector approach to fixed income investing.* The fund seeks to generate absolute returns by relying on an opportunistic investment process emphasizing both traditional and alternative investing strategies. For more information on this fund, please visit our website, www.jpmorganfunds.com. Your financial advisor can help you decide whether it is appropriate for your portfolio.

On behalf of everyone at JPMorgan Asset Management, we wish you a very Happy New Year. We appreciate the opportunity to help you continue to manage your investment needs this year and beyond. Should you have any questions, please visit www.jpmorganfunds.com or contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
JPMorgan Funds

DECEMBER 31, 2008        J.P. MORGAN SERIES TRUST II   1

JPMorgan International Equity Portfolio

PORTFOLIO COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	January 3, 1995
Fiscal Year End	December 31
Net Assets as of 12/31/2008	$41,741,133
Primary Benchmark	Morgan Stanley Capital International (MSCI) EAFE Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan International Equity Portfolio, which seeks to provide high total return from a portfolio of equity securities of foreign companies,* returned –41.35%** for the 12 months ended December 31, 2008, compared to the –43.38% return for the MSCI EAFE Index for the same period. Total return consists of capital growth and income.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	Although the Portfolio outperformed its benchmark for the period due in part to stock selection in the energy and information technology sectors, market conditions contributed to the Portfolio’s overall negative total returns. Weighed down by worries about the financial sector, slowing global economy and deteriorating corporate earnings outlook, equity markets suffered several rounds of sharp losses. After the collapse of several major financial institutions, credit markets ground to a virtual standstill, raising questions about the stability of the financial system itself.

Regionally, stock selection in Continental Europe had a positive impact on relative returns. At the individual stock level, Total S.A., a French oil and gas giant, contributed to performance. The company’s shares rose as large, integrated energy companies held up relatively well in the fourth quarter. These firms generated massive amounts of cash flow in recent years and, consequently, were less vulnerable to the current credit shortage and more capable of sustaining dividends. At the same time, their integrated operations provided a partial buffer against the decline in crude prices. Inditex S.A., a Spanish clothing retailer, also helped returns. The company’s shares surged on expectations that demand for economically priced clothing and fashions would hold up better in the face of lower consumer discretionary spending. In addition, the company’s total sales rose at a double-digit pace, while early fourth-quarter sales indicated similar growth.

On the negative side, stock selection in the consumer discretionary sector as well as an underweight in utility sector hurt returns. From a regional perspective, Japan weighed on returns. At the individual stock level, ING Groep N.V. CVA, a Dutch insurance and banking group, detracted from performance. The stock fell after a substantial write-off in the third quarter caused the company to post its first loss in over a decade. To avoid a major sell-off in the stock, the company accepted a capital injection from the Dutch government at favorable terms. Standard Chartered plc, a U.K. bank that derives a significant portion of its revenues from Asia and other emerging markets, also hurt returns. The company’s shares fell on concerns that economic weakness in the industrialized world would soon spread to the emerging countries.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	We focused on stock selection to attempt to build a diversified portfolio of international equities demonstrating attractive earnings growth prospects at reasonable valuations. We aimed to identify large-cap, high-quality companies with solid growth profiles. We defined quality companies as those with high returns on equity, sustainable earnings and healthy balance sheets. While equities might not look expensive and some sectors, like financials, appeared relatively inexpensive, the outlook for corporate profits was not good. To that end, we positioned the Portfolio very cautiously and were highly focused on companies with strong balance sheets and the ability to fund growth from internally generated cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Total S.A. (France)	3.8%
2.	Vodafone Group plc (United Kingdom)	2.8
3.	Nestle S.A. (Switzerland)	2.7
4.	Royal Dutch Shell plc, Class A (Netherlands)	2.7
5.	HSBC Holdings plc (United Kingdom)	2.4
6.	ENI S.p.A. (Italy)	2.4
7.	E.ON AG (Germany)	2.4
8.	Telefonica S.A. (Spain)	2.4
9.	Roche Holding AG (Switzerland)	2.3
10.	Novartis AG (Switzerland)	2.0

PORTFOLIO COMPOSITION BY COUNTRY***

Japan	19.8%
United Kingdom	19.0
France	13.0
Switzerland	12.1
Germany	8.7
Netherlands	5.8
Italy	4.5
Spain	4.4
Hong Kong	2.1
Australia	2.0
Brazil	1.7
Finland	1.6
Mexico	1.1
Israel	1.1
Others (each less than 1.0%)	3.1

*	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of December 31, 2008. The Portfolio’s composition is subject to change.

2   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE	1 YEAR	5 YEAR	10 YEAR
INTERNATIONAL EQUITY PORTFOLIO	1/3/95	(41.35)%	0.50%	0.31%

TEN YEAR PERFORMANCE (12/31/98 TO 12/31/08)

Source: Lipper Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual Funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan International Equity Portfolio, the MSCI EAFE Index and the Lipper Variable Underlying Funds International Core Funds Index from December 31, 1998 to December 31, 2008. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the MSCI EAFE Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds International Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The MSCI EAFE (Europe, Australia, Far East) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding U.S. and Canada. The Lipper Variable Underlying Funds International Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Portfolio may also be subject to the additional risk of non-diversified “regional” investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN SERIES TRUST II   3

JPMorgan International Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.5%
	Common Stocks — 99.5%
	Australia — 2.0%
36,720	BHP Billiton Ltd. (m)	780,086
2,628	Rio Tinto Ltd.	70,425
		850,511
	Belgium — 0.7%
12,540	Anheuser-Busch InBev NV (m)	291,219
	Brazil — 1.7%
27,276	Companhia Vale do Rio Doce, ADR (m)	330,312
14,820	Petroleo Brasileiro S.A., ADR (m)	362,942
		693,254
	Finland — 1.6%
41,730	Nokia OYJ (m)	654,844
	France — 13.0%
8,793	Accor S.A.	433,140
32,374	AXA S.A.	726,655
10,826	BNP Paribas (m)	467,299
8,480	Compagnie de Saint-Gobain	400,682
7,665	GDF Suez (m)	380,469
6,519	Imerys S.A. (m)	297,952
6,505	Lafarge S.A.	397,855
4,225	Pernod-Ricard S.A.	313,867
6,300	Sanofi-Aventis S.A. (m)	402,968
28,835	Total S.A. (m)	1,585,327
		5,406,214
	Germany — 8.7%
11,378	Bayer AG	662,979
13,227	Deutsche Post AG (m)	223,717
25,218	E.ON AG (m)	990,242
3,729	Linde AG	312,969
2,900	RWE AG	257,570
8,458	SAP AG (m)	306,916
8,650	Siemens AG	651,202
15,967	Symrise AG (m)	223,514
		3,629,109
	Greece — 0.4%
17,500	Piraeus Bank S.A. (m)	156,214
	Hong Kong — 2.1%
25,000	China Mobile Ltd. (m)	253,653
62,900	Esprit Holdings Ltd. (m)	358,430
113,000	Hang Lung Properties, Ltd. (m)	248,099
		860,182
	Israel — 1.1%
10,610	Teva Pharmaceutical Industries Ltd., ADR (m)	451,668
	Italy — 4.5%
41,276	ENI S.p.A. (m)	993,253
145,096	Intesa Sanpaolo S.p.A. (m)	527,089
135,291	UniCredito Italiano S.p.A. (m)	343,981
		1,864,323
	Japan — 19.6%
17,100	Astellas Pharma, Inc. (m)	699,942
21,000	Canon, Inc. (m)	665,376
8,300	Daikin Industries Ltd.	218,278
56	East Japan Railway Co. (m)	425,637
29,300	Honda Motor Co., Ltd. (m)	624,052
181	Japan Tobacco, Inc. (m)	599,534
34,000	Komatsu Ltd.	433,721
32,100	Mitsubishi Corp. (m)	454,666
42,600	Mitsubishi UFJ Financial Group, Inc. (m)	267,747
21,000	Mitsui Fudosan Co., Ltd. (m)	350,117
13,200	Murata Manufacturing Co., Ltd.	517,591
8,200	Nidec Corp.	320,696
1,600	Nintendo Co., Ltd. (m)	611,443
23,900	Nomura Holdings, Inc. (m)	198,999
10,600	Shin-Etsu Chemical Co., Ltd. (m)	489,207
22,700	Sony Corp. (m)	496,492
59,600	Sumitomo Corp. (m)	528,610
79	Sumitomo Mitsui Financial Group, Inc. (m)	327,678
		8,229,786
	Mexico — 1.1%
6,623	America Movil S.A.B. de C.V., Class L, ADR (m)	205,247
8,610	Fomento Economico Mexicano S.A.B. de C.V., ADR (m)	259,419
		464,666
	Netherlands — 5.8%
35,039	ING Groep N.V. CVA (m)	385,637
18,825	Koninklijke Philips Electronics N.V. (m)	373,238
21,853	Reed Elsevier N.V. (m)	259,819
41,968	Royal Dutch Shell plc, Class A (m)	1,109,619
15,904	Wolters Kluwer N.V. (m)	301,549
		2,429,862
	Norway — 0.3%
27,000	Norsk Hydro ASA (m)	110,009
	South Korea — 0.7%
760	Samsung Electronics Co., Ltd. (m)	277,089
	Spain — 4.4%
30,532	Banco Bilbao Vizcaya Argentaria S.A.	378,304
10,330	Inditex S.A.	460,004
43,820	Telefonica S.A. (m)	989,092
		1,827,400

SEE NOTES TO FINANCIAL STATEMENTS.

4   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Sweden — 0.4%
19,530	Atlas Copco AB, Class A	171,834
	Switzerland — 12.0%
41,890	ABB Ltd. (a) (m)	638,828
9,445	Adecco S.A. (m)	323,341
8,073	Holcim Ltd. (m)	467,266
28,628	Nestle S.A. (m)	1,133,616
16,569	Novartis AG (m)	829,800
6,064	Roche Holding AG (m)	938,810
3,183	Zurich Financial Services AG (m)	695,425
		5,027,086
	Taiwan — 0.6%
34,224	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	270,370
	United Kingdom — 18.8%
81,827	Barclays plc (m)	185,983
41,637	BG Group plc (m)	576,321
26,770	British Land Co. plc (m)	214,488
69,155	Burberry Group plc (m)	223,904
92,631	Centrica plc (m)	356,611
31,653	GlaxoSmithKline plc (m)	588,674
101,600	HSBC Holdings plc (m)	1,008,298
78,630	ICAP plc (m)	331,914
76,760	Man Group plc (m)	264,066
57,970	Marks & Spencer Group plc (m)	181,709
40,270	Prudential plc (m)	244,448
58,119	Standard Chartered plc (m)	743,692
141,674	Tesco plc (m)	737,700
559,821	Vodafone Group plc (m)	1,146,317
99,737	Wm Morrison Supermarkets plc (m)	404,268
36,340	Wolseley plc (m)	202,433
79,790	WPP plc (m)	466,558
		7,877,384
	Total Investments — 99.5% (Cost $46,982,449)	41,543,024
	Other Assets in Excess of Liabilities — 0.5%	198,109
	NET ASSETS — 100.0%	$41,741,133

Percentages indicated are based on net assets.

Summary of Investments by Industry, December 31, 2008

The following table represents the portfolio investments of the Portfolio by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Oil, Gas & Consumable Fuels	11.1%
Pharmaceuticals	11.0
Commercial Banks	10.6
Insurance	4.0
Wireless Telecommunication Services	3.9
Metals & Mining	3.1
Trading Companies & Distributors	2.9
Construction Materials	2.8
Food & Staples Retailing	2.7
Food Products	2.7
Media	2.5
Chemicals	2.5
Industrial Conglomerates	2.5
Multi-Utilities	2.4
Electric Utilities	2.4
Diversified Telecommunication Services	2.4
Software	2.2
Beverages	2.1
Electronic Equipment, Instruments & Components	2.0
Specialty Retail	2.0
Capital Markets	1.9
Office Electronics	1.6
Communications Equipment	1.6
Electrical Equipment	1.5
Automobiles	1.5
Building Products	1.5
Machinery	1.5
Tobacco	1.4
Real Estate Management & Development	1.4
Semiconductors & Semiconductor Equipment	1.3
Household Durables	1.2
Hotels, Restaurants & Leisure	1.0
Road & Rail	1.0
Others (each less than 1.0%)	3.8

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR—	American Depositary Receipt

CVA—	Dutch Certification

(a)—	Non-income producing security.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

The value and percentage based on total investments of the investments that apply the fair valuation policy for the international investments as described in Note 2A are $39,663,067 and 95.5%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SERIES TRUST II   5

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2008

International Equity Portfolio
ASSETS:
Investments in non-affiliates, at value	$41,543,024
Cash	197,509
Foreign currency, at value	44,204
Receivables:
Portfolio shares sold	33,152
Interest and dividends	75,951
Tax reclaims	74,901
Total Assets	41,968,741

LIABILITIES:
Payables:
Portfolio shares redeemed	147,414
Accrued liabilities:
Investment advisory fees	20,165
Administration fees	3,584
Custodian and accounting fees	4,023
Trustees’ and Chief Compliance Officer’s fees	403
Other	52,019
Total Liabilities	227,608
Net Assets	$41,741,133

NET ASSETS:
Paid in capital	$44,001,708
Accumulated undistributed (distributions in excess of) net investment income	1,689,747
Accumulated net realized gains (losses)	1,490,749
Net unrealized appreciation (depreciation)	(5,441,071)
Total Net Assets	$41,741,133

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value)	5,266,722
Net asset value, offering and redemption price per share	$7.93

Cost of investments in non-affiliates	$46,982,449
Cost of foreign currency	44,346

SEE NOTES TO FINANCIAL STATEMENTS.

6   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2008

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008

International Equity Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$2,627,286
Dividend income from affiliates (a)	5,339
Interest income from affiliates	7,292
Foreign taxes withheld	(230,972)
Total investment income	2,408,945

EXPENSES:
Investment advisory fees	384,243
Administration fees	215,925
Custodian and accounting fees	40,827
Interest expense to affiliates	573
Professional fees	59,834
Trustees’ and Chief Compliance Officer’s fees	13,002
Printing and mailing costs	25,581
Transfer agent fees	12,058
Other	17,016
Total expenses	769,059
Less amounts waived	(70,445)
Net expenses	698,614
Net investment income (loss)	1,710,331

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,581,245
Foreign currency transactions	(16,243)
Net realized gain (loss)	1,565,002
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(35,304,222)
Foreign currency translations	(13,645)
Change in net unrealized appreciation (depreciation)	(35,317,867)
Net realized/unrealized gains (losses)	(33,752,865)
Change in net assets resulting from operations	$(32,042,534)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SERIES TRUST II   7

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	International Equity Portfolio
	Year Ended 12/31/2008	Year Ended 12/31/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,710,331	$1,134,816
Net realized gain (loss)	1,565,002	13,750,440
Change in net unrealized appreciation (depreciation)	(35,317,867)	(5,622,551)
Change in net assets resulting from operations	(32,042,534)	9,262,705

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,153,074)	(995,564)
From net realized gains	(10,595,055)	—
Total distributions to shareholders	(11,748,129)	(995,564)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	8,830,083	17,129,036
Dividends and distributions reinvested	11,748,129	995,564
Cost of shares redeemed	(18,685,283)	(47,163,648)
Change in net assets from capital transactions	1,892,929	(29,039,048)

NET ASSETS:
Change in net assets	(41,897,734)	(20,771,907)
Beginning of period	83,638,867	104,410,774
End of period	$41,741,133	$83,638,867
Accumulated undistributed (distributions in excess of) net investment income	$1,689,747	$1,148,733

SHARE TRANSACTIONS:
Issued	767,728	1,108,316
Reinvested	892,037	64,313
Redeemed	(1,637,118)	(3,010,957)
Change in shares	22,647	(1,838,328)

SEE NOTES TO FINANCIAL STATEMENTS.

8   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2008        J.P. MORGAN SERIES TRUST II   9

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
International Equity Portfolio
Year Ended December 31, 2008	$15.95	$0.34		$(6.00)	$(5.66)	$(0.23)	$(2.13)	$(2.36)
Year Ended December 31, 2007	14.74	0.19	(c)	1.18	1.37	(0.16)	—	(0.16)
Year Ended December 31, 2006	12.20	0.13		2.55	2.68	(0.14)	—	(0.14)
Year Ended December 31, 2005	11.12	0.14		1.04	1.18	(0.10)	—	(0.10)
Year Ended December 31, 2004	9.45	0.10		1.63	1.73	(0.06)	—	(0.06)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(c)	Calculated based upon average shares outstanding.

(d)	Includes interest expense of 0.02%.

SEE NOTES TO FINANCIAL STATEMENTS.

10   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2008

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets end of period (000’s)	Net expenses (b)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate
$ 7.93	(41.35)%	$41,741	1.09%		2.68%	1.20%	21%
15.95	9.33	83,639	1.22	(d)	1.20	1.22	15
14.74	22.04	104,411	1.20		1.02	1.20	15
12.20	10.69	82,806	1.20		1.27	1.20	8
11.12	18.37	71,013	1.20		1.14	1.20	13

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SERIES TRUST II   11

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008

1. Organization

JPMorgan International Equity Portfolio (the “Portfolio”) is a separate series of J.P. Morgan Series Trust II (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993 for the purpose of funding flexible premium variable life insurance policies.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold and the differences could be significant. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

During the period, the Portfolio adopted the Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Portfolio’s investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

12   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2008

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets and liabilities carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted prices	$—	$—
Level 2 — Other significant observable inputs	41,543,024	—
Level 3 — Significant unobservable inputs	—	—
Total	$41,543,024	$—

*	Other financial instruments may include futures, forwards and swap contracts.

B.  Foreign Currency Translation — The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

C.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

D.  Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

E.  Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code.

Financial Accounting Standards Board (the “FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”) establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Portfolio has recorded no tax liabilities pursuant to the Interpretation. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further interpretation from FASB, new tax laws, regulations and interpretations thereof. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F.  Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

G.  Dividends and Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

DECEMBER 31, 2008        J.P. MORGAN SERIES TRUST II   13

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (continued)

The following amounts were reclassified within the capital accounts:

Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$—	$(16,243)	$16,243

The reclassifications for the Portfolio relate primarily to differences in character for tax purposes of foreign currency gains and losses.

H.  Recent Accounting Pronouncement — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a portfolio’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.60%.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor, reimburse to the Portfolio an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the year ended December 31, 2008 was $374.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.60% of the average daily net assets of the Portfolio. Under the Agreement, the Administrator is responsible for certain usual and customary expenses incurred by the Portfolio including fees and expenses of the custodian and fund accountant, professional and transfer agent fees, printing and postage and expenses of the Trustees. In accordance with the agreement, the Portfolio pays for such expenses directly, deducting the amounts of such expenses from the Administration fee. The Administrator will reimburse the Portfolio to the extent that amounts paid for such expenses exceed 0.60%.

The Administrator waived Administration fees as outlined in Note 3.E.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, provides portfolio custody and accounting services for the Portfolio. The amount paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The Portfolio earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E.  Waivers and Reimbursements — The Administrator has contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses) exceed 1.09% of the Portfolio’s average daily net assets.

The contractual expense limitation agreement was in effect for the year ended December 31, 2008. The expense limitation percentage is in place until at least April 30, 2009.

Prior to January 1, 2008, the contractual expense limitation was 1.20%.

For the year ended December 31, 2008, the Portfolio’s service providers waived fees and/or reimbursed expenses for the Portfolio in the amount of $70,445. The Administrator does not expect the Portfolio to repay any such waived fees and reimbursed expenses in future years.

14   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2008

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

During the year ended December 31, 2008, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the year ended December 31, 2008, the Portfolio incurred $281 in brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2008, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$13,274,899	$21,090,752

During the year ended December 31, 2008, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2008, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$47,155,753	$5,684,844	$11,297,573	$(5,612,729)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

Total Distributions Paid From:
Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
$1,153,074	$10,595,055	$11,748,129

The tax character of distributions paid during the fiscal year ended December 31, 2007 was as follows:

Total Distributions Paid From
Ordinary Income	Total Distributions Paid
$995,564	$995,564

At December 31, 2008, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$1,689,747	$1,812,815	$(5,614,375)

DECEMBER 31, 2008        J.P. MORGAN SERIES TRUST II   15

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (continued)

The cumulative timing differences primarily consist of wash sale loss deferrals and post-October loss deferrals.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2008, the Portfolio deferred to January 1, 2009 post October capital losses of $148,760.

6. Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

The Portfolio may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Portfolio to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of December 31, 2008, substantially all of the Portfolio’s net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

7. Reorganization

On November 10, 2008, the Board of Trustees of the Trust approved, subject to shareholder approval, the merger of the Portfolio into JPMorgan Insurance Trust International Equity Portfolio, a compatible portfolio of JPMorgan Insurance Trust, another JPMorgan trust offering funds to various insurance companies as investment options for variable annuity contracts and variable life insurance policies. Completion of the merger is subject to a number of conditions, including approval by the shareholders of the Portfolio. This approval will be sought at a shareholder meeting to be held on or about April 1, 2009. If approved, the merger is expected to occur on or about April 24, 2009.

16   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of J.P. Morgan Series Trust II and
Shareholders of JPMorgan International Equity Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan International Equity Portfolio (a portfolio of J.P. Morgan Series Trust II, hereafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 11, 2009

DECEMBER 31, 2008        J.P. MORGAN SERIES TRUST II   17

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in JPMorgan Funds Complex (2) Overseen by Trustee	Other Directorships Held Outside JPMorgan Funds Complex
Non-Interested Trustees
Cheryl Ballenger (1956); Chairperson since 2004 and Trustee since 2002	Mathematics Teacher, Vernon Hills High School (August 2004–Present); Mathematics Teacher, Round Lake High School (2003–2004) and formerly Executive Vice President and Chief Financial Officer, Galileo International Inc. (travel technology).	11	None.
Jerry B. Lewis (1939); Trustee since 2004	Retired; formerly President, Lewis Investments Inc. (investment advisor); previously, various managerial and executive positions at Ford Motor Company (Treasurer’s Office, Controller’s Office, Auditing and Corporate Strategy).	11	None.
John R. Rettberg (1937); Trustee since 1996	Retired; formerly Corporate Vice President and Treasurer, Northrop Grumman Corporation (defense contractor).	11	None.
Ken Whipple (1934); Trustee since 1996	Chairman (2002–Present) and CEO (2002–2004), CMS Energy; previously, he was Executive Vice President of Ford Motor Company. He also served as Chairman of Ford of Europe and Chairman and CEO of Ford Credit.	11	Korn Ferry International (executive recruitment) and CMS Energy.
John F. Williamson (1938); Trustee since 2008	Retired; Chairman and President, Williamson Associates, Inc. (investment adviser) January 1997 to June 2002; Director of ICO Inc. (energy company), April 1995 to May 2002, Chairman from June 2001 to May 2002.	11	None.
Interested Trustee
John F. Ruffle (3) (1937); Trustee since 1996	Retired; formerly Vice Chairman, J.P. Morgan Chase & Co. Inc. and Morgan Guaranty Trust Co. of NY.	11	Trustee of Johns Hopkins University and Director of American Shared Hospital Services.

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other investment companies. The JPMorgan Funds Complex for which the Trustees serve currently includes three investment companies.

(3)	The Board has designated Mr. Ruffle an “interested person” at his request because, until his retirement in 1993, he was an executive officer of the parent company of the Trust’s investment advisor.

The contact address for each Trustee is 245 Park Avenue, New York, NY 10167.

18   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2008

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2001)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2004)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2004), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2004)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2004)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

DECEMBER 31, 2008        J.P. MORGAN SERIES TRUST II   19

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2008, and continued to hold your shares at the end of the reporting period, December 31, 2008.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2008	Ending Account Value, December 31, 2008	Expenses Paid During July 1, 2008 to December 31, 2008*	Annualized Expense Ratio
International Equity Portfolio
Actual	$1,000.00	$652.70	$4.53	1.09%
Hypothetical	1,000.00	1,019.66	5.53	1.09

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

20   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2008

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees met in person in December 2008 to consider the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Trust on behalf of the Portfolio and J.P. Morgan Investment Management Inc. (the “Adviser”). At the meeting, the Trustees reviewed and considered performance and expense information for the Portfolio, as well as information about the Adviser. On December 11, 2008, the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of any party to the Advisory Agreement or any of their affiliates, approved the Advisory Agreement through December 31, 2009.

In preparation for the December meeting, the Trustees requested and evaluated comprehensive materials from JPMIM, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Adviser and with counsel to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards applicable to their consideration of the proposed approval. The Trustees also discussed the proposed approval in a private session with independent counsel to the Trustees at which no representatives of the Adviser were present.

The Trustees determined that the overall arrangement between the Portfolio and the Adviser, as provided in the Advisory Agreement, was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Trustees considered relevant in the exercise of their business judgment and that approval of the Advisory Agreement was in the best interests of the Portfolio and its shareholders. On this basis, the Trustees unanimously approved the Advisory Agreement. In reaching their determination with respect to approval of the Advisory Agreement, the Trustees considered all factors they believed relevant including: (1) the nature and quality of services provided and to be provided; (2) the investment performance of the Portfolio; (3) the advisory fees and total expenses; (4) costs of services and the estimated profitability of the Adviser; (5) possible economies of scale; and (6) fall out benefits.

In their deliberations, each Trustee may have attributed different weights to the various factors, and no factor alone was considered determinative. The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser.

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement including information concerning the qualification and experience of the portfolio management team. The Trustees noted that the management and oversight services provided by the Adviser were viewed as being of high quality and that the Board had a reasonable expectation that the services, and personnel providing them, will continue with no significant change. The Trustees also considered JPMorgan’s commitment of resources to the Portfolio management business and the dedication of resources to addressing issues arising from the current market turmoil. The Trustees also considered JPMorgan’s continued investments in the business in 2008 and the expected investments in 2009, including the development of technology and infrastructure, and the launch of a new web site for, among others, the J.P. Morgan Series Trust II Portfolios (“Series Trust II Portfolios”).

The Trustees also considered the benefits to the Portfolio of being part of the larger JPMorgan fund complex. They noted that JPMorgan Funds Management had provided information about the Adviser and its affiliates and the financial strength of the organization. The Trustees also considered shareholder expectations that JPMIM would be managing the Portfolio. The Trustees also included the strategic position of the Series Trust II Portfolios, including that the Board had approved the reorganization of the Series Trust II Portfolios into other JPMorgan insurance products, and that subject to shareholder approval, those reorganizations are expected to close on or about April 24, 2009.

Based on these considerations and other factors, the Trustees concluded that the Adviser’s services are of a nature, quality and extent that are sufficient for renewal.

Portfolio Performance

The Trustees received and considered relative performance and expense information for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the Portfolio’s ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) for the one-, three-, five- and ten- year periods reflected in the materials. The Trustees also considered the Portfolio’s performance in comparison to the performance results of a group (the “Peer Group”) of funds. The Trustees reviewed a description of Lipper’s methodology for selecting funds in the Portfolio’s Peer Group and Universe Group. The Trustees noted that the Portfolio’s performance had improved such that one-year performance was in the 2nd quintile, three- and five- year performance was in the 4th quintile, but 10-year performance remained in the 3rd quintile.

DECEMBER 31, 2008        J.P. MORGAN SERIES TRUST II   21

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

Based on the foregoing, the Trustees concluded that within the overall context of their deliberations about the Portfolio, performance of the Portfolio was sufficient for renewal.

Advisory Fees and Total Expenses

With respect to advisory fee and total expenses, the Board considered the fee waivers made by the Adviser and its affiliate and the contractual expense caps in place for the Portfolio, noting that the contractual expense cap for the Portfolio was lowered last year due to investment performance return. The Board also considered that the unitary fee structure for the Series Trust II Portfolios makes comparisons with other funds more difficult. The Board noted that the contractual management fees were in the 5th quintile. The Board also noted that the actual management fees and total expenses for the Portfolio had improved to the 3rd quintile.

Based on the foregoing, the Trustees concluded that after giving effect to expense caps and within the context of their deliberations about the Portfolio’s advisory arrangement, the advisory fee of the Portfolio was reasonable.

Cost of Services and Estimated Profitability

At the request of the Trustees, the Adviser provided information regarding the estimated profitability to the Adviser in providing services to the Portfolio. The Board considered that the data represents the Adviser’s determination of its revenues from the contractual services provided to the Portfolio, less expenses of providing such services. The Board considered pre-tax profitability for advisory services and administrative services separately and on a combined basis, and for advisory services, profitability also was considered without the inclusion of the amortization expense of the integration of funds managed by Bank One Corporation affiliates with funds managed by JPMorgan Chase & Co. affiliates. The Board also considered that, for the Series Trust II Portfolios, the unitary fee generally results in increased profitability as the asset base of each Series Trust II Portfolio increases, and such benefits generally inure to management. The Board also noted that the Adviser’s profitability was sizeable as the Adviser manages large amounts of money in the strategy, but that such profitability was not unreasonable particularly in light of more recent performance.

The Board concluded that the Adviser’s estimated profitability in respect of the Advisory Agreement was reasonable.

Possible Economies of Scale

The Trustees also considered possible economies of scale. The Trustees noted the fee caps in place for the Portfolio. The Trustees also considered management’s investment in the business and that certain fees are negotiated on a complex-wide basis, permitting the Portfolio to share in the scale of the organization.

In light of all of the foregoing and under the circumstances, the Board concluded that there was an acceptable sharing of any economies of scale at the present time.

Fall-Out Benefits

The Trustees also considered fall-out benefits to the Adviser and its affiliates including management’s profits on fees from administration, custody and fund accounting. The Board concluded, in light of all of the foregoing, and under the circumstances, fallout benefits were acceptable at the present time.

22   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2008

TAX LETTER
(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio’s income and distributions for the taxable year ended December 31, 2008. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2008.

Long Term Capital Gain Designation — 15%

The Portfolio hereby designates $10,595,055 as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended December 31, 2008.

DECEMBER 31, 2008        J.P. MORGAN SERIES TRUST II   23

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. December 2008.	AN-IEP-1208

Annual Report

J.P. Morgan Series Trust II

December 31, 2008

JPMorgan Mid Cap Value Portfolio

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	7
Financial Highlights	10
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	17
Trustees	18
Officers	19
Schedule of Shareholder Expenses	20
Board Approval of Investment Advisory Agreement	21
Tax Letter	23

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

*	Strategic Income Opportunities Fund risks:

Because this Fund primarily invests in bonds, it is subject to interest rate risks. Bond prices generally fall when interest rates rise.

Securities rated below investment grade are called “high-yield bonds,” “non-investment grade bonds,” “below investment-grade bonds,” or “junk bonds.” They generally are rated in the fifth or lower rating categories of Standard & Poor’s and Moody’s Investors Service. Although these securities tend to provide higher yields than higher rated securities, there is a greater risk that the Fund’s share price will decline.

There is no guarantee that the use of long and short positions will succeed in limiting the Fund’s exposure to domestic stock market movements, capitalization, sector-swings or other risk factors. Investment in a portfolio involved in long and short selling may have higher portfolio turnover rates. This will likely result in additional tax consequences. Short selling involves certain risks, including additional costs associated with covering short positions and a possibility of unlimited loss on certain short sale positions.

The Fund may invest in international fixed income securities. International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The Fund may invest in futures contracts and other derivatives. This may make the Fund more volatile. The derivative positions are not included in the holdings-related calculations.

The President’s Letter is intended solely to report on various investment views held by JPMorgan Asset Management. Opinions, estimates, forecasts and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice. We believe the information contained in this commentary has been obtained from sources that are reliable. This commentary is for information purposes only.

PRESIDENT’S LETTER
January 29, 2009 (Unaudited)

Dear Shareholder:

As we close the door on one of the most challenging years I’ve experienced in the investment business, I would, ideally, like to assure our shareholders that the worst of the economic crisis is behind us. However, given the unprecedented nature of this crisis — and the uncertainty that lies before us — it is difficult to know whether we’ve reached the bottom of the ongoing economic storm.

“The crisis began in the credit markets over a year and a half ago and, recently, we have finally seen some degree of improvement in the leading credit indicators.”

Although a full-scale recovery isn’t likely to be around the corner, there have been a few signs of encouragement. The crisis began in the credit markets over a year and a half ago and, recently, we have finally seen some degree of improvement in the leading credit indicators. Interbank lending has improved, and the short-term credit markets have shown signs of stability in response to the federal government’s cut in the fed funds rate from 1% to a target rate between zero and 0.25%. In addition, we are confident that the new President and Congress will work together to address the crisis through unprecedented economic stimulus and other actions, as necessary.

Credit markets drove stocks down and yields lower

The credit markets led stocks and the U.S. economy down in 2008, setting records along the way as prices of corporate and mortgage bonds sank to new lows. The extreme market volatility sent investors running to what many consider the safest investments in the world — U.S. Treasuries. As prices skyrocketed, these became, by far, the best-performing asset class, returning about 14% for the year. Yields tumbled to record lows across the maturity spectrum; already at record lows, the cut in the fed funds rate pushed down rates on Treasuries even further, to near zero or negative for shorter-maturity securities. From December 2007 to December 2008, the yield on the 10-year Treasury bond declined from 4.0% to 2.2%, while the yield on the 30-year bond dropped from 4.4% to 2.7%.

Equity indexes report record slides

In the U.S., equities ended 2008 with some of the worst performance and most extreme market volatility since the Great Depression. Among U.S. benchmarks, the Dow Jones Industrial Average, the S&P 500 Index and NASDAQ Composite Index returned –32%, –38% and –42%, respectively. According to the Russell Indexes, large-cap stocks performed somewhat better than their small- and mid-cap counterparts, while value equities fell less than their growth peers across all capitalization categories. The overseas markets also turned in a dismal end of year performance; the MSCI EAFE Index closed the year with a total return of –44%, as virtually all individual countries included in the index suffered double-digit losses.

Adjusting to the new reality

Given the market’s performance, investor confidence has been shaken, the short-term outlook remains unclear and volatility is likely to remain high. But whether this cycle has reached bottom or not, there are emerging opportunities for investors to adjust their expectations and portfolios to the current market scenario.

A long-term, disciplined investment plan, for example, can provide focus and prevent emotions from adversely impacting your investment strategy. And, although even diversified portfolios have been challenged by the extreme market volatility, investors may consider maintaining a balance of investments, such as equities, alternatives and diversified fixed income investments, in their portfolios to ensure that they are better positioned to smooth volatility and benefit from the market’s eventual recovery. Lastly, as in all markets, investors should check in with their financial advisors to reset their goals, time horizons and priorities, as necessary.

Investing in new opportunities

During this market downturn, JPMorgan has not altered its commitment to maintaining a long-term view and providing you with market insights, service, and high-quality investment solutions. One example of this is the newly launched JPMorgan Strategic Income Opportunities Fund, a flexible, diversified, multi-sector approach to fixed income investing.* The fund seeks to generate absolute returns by relying on an opportunistic investment process emphasizing both traditional and alternative investing strategies. For more information on this fund, please visit our website, www.jpmorganfunds.com. Your financial advisor can help you decide whether it is appropriate for your portfolio.

On behalf of everyone at JPMorgan Asset Management, we wish you a very Happy New Year. We appreciate the opportunity to help you continue to manage your investment needs this year and beyond. Should you have any questions, please visit www.jpmorganfunds.com or contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
JPMorgan Funds

DECEMBER 31, 2008        J.P. MORGAN SERIES TRUST II   1

JPMorgan Mid Cap Value Portfolio

PORTFOLIO COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	September 28, 2001
Fiscal Year End	December 31
Net Assets as of 12/31/2008	$181,965,679
Primary Benchmark	Russell Midcap Value Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Mid Cap Value Portfolio, which seeks growth from capital appreciation,* returned –33.21%** for the 12 months ended December 31, 2008, compared to the –38.44% return for the Russell Midcap Value Index for the same period.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	Although the Portfolio outperformed its benchmark due primarily to stock selection in the consumer discretionary and financial sectors, market conditions contributed to the Portfolio’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Not surprisingly, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market.

At the individual stock level, Public Storage, a real estate investment trust (REIT) that acquires, develops, owns and operates self-storage facilities in the U.S. and Europe, contributed to performance. The company reported better-than-expected rental revenue, combined with an unexpected decline in operating expenses and continued currency gains, which resulted in double-digit growth in net operating income year over year. The company also benefited from increased demand for storage space due to the unfortunate increase in foreclosure activity. AutoZone Inc., the largest U.S. auto parts retail chain, also helped returns. The company’s earnings remained resilient throughout the year, reporting better-than-expected earnings aided by improved profit margins and sales to the commercial sector. In addition, the company expanded the number of its stores during the year to capitalize on increasing demand for replacement parts, as car owners tried to extend the life of existing cars in this uncertain economic environment.

On the negative side, stock selection in healthcare and energy sectors detracted from results. At the individual stock level, Coventry Health Care Inc., the sixth-largest U.S. health insurer by market value, hindered performance. The company’s shares fell on profit warnings and a dampened 2008 outlook from major competitors. These announcements sparked a broad sell-off in the managed healthcare sector and fears of a downturn in business fundamentals for the industry. The company later reduced its 2008 outlook, prompted by higher medical cost trends in its Medicare and commercial risk businesses as well as lower revenue growth expectations. Williams Cos. Inc., a natural gas producer and pipeline company, also hurt returns. The company’s shares declined partly in sympathy with the sector due to the sharp drop in energy prices. Further impacting the stock was weaker-than-expected results from disruptions caused by Gulf Coast storms.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	The portfolio management team employed a bottom-up approach to stock selection, constructing the Portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The team looked for undervalued companies with the potential to grow intrinsic value per share. The research process was designed to find companies with predictable and durable business models deemed capable of achieving sustainable growth. Potential investments were subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Old Republic International Corp.	2.7%
2.	American Electric Power Co., Inc.	2.5
3.	Safeway, Inc.	2.3
4.	Cincinnati Financial Corp.	2.1
5.	Assurant, Inc.	2.0
6.	Genuine Parts Co.	1.9
7.	Ball Corp.	1.9
8.	Fortune Brands, Inc.	1.8
9.	Republic Services, Inc.	1.8
10.	PG&E Corp.	1.8

PORTFOLIO COMPOSITION BY SECTOR***

Financials	26.1%
Consumer Discretionary	17.7
Utilities	14.7
Industrials	7.3
Materials	6.3
Information Technology	6.1
Consumer Staples	5.6
Energy	5.6
Health Care	4.5
Short-Term Investment	3.4
Telecommunication Services	2.7

*	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of December 31, 2008. The Portfolio’s composition is subject to change.

2   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE	1 YEAR	5 YEAR	SINCE INCEPTION
MID CAP VALUE PORTFOLIO	9/28/01	(33.21)%	1.12%	6.10%

LIFE OF PORTFOLIO PERFORMANCE (9/28/01 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The JPMorgan Mid Cap Value Portfolio commenced operations on September 28, 2001.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Mid Cap Value Portfolio, the Russell Midcap Value Index and the Lipper Variable Underlying Funds Mid-Cap Value Funds Index. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Portfolio is from September 28, 2001 to December 31, 2008. The performance of the indices reflects an initial investment as of September 30, 2001, the end of the month following the Portfolio’s inception. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Mid-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Variable Underlying Funds Mid-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN SERIES TRUST II   3

JPMorgan Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 94.9%
	Common Stocks — 94.9%
	Aerospace & Defense — 2.5%
35,700	Alliant Techsystems, Inc. (a)	3,061,632
26,100	Precision Castparts Corp.	1,552,428
		4,614,060
	Auto Components — 0.5%
61,300	WABCO Holdings, Inc.	967,927
	Beverages — 0.5%
17,050	Brown-Forman Corp., Class B	877,905
	Building Products — 0.6%
64,400	Owens Corning, Inc. (a)	1,114,120
	Capital Markets — 1.4%
10,850	Affiliated Managers Group, Inc. (a)	454,832
13,000	Northern Trust Corp.	677,820
42,200	T. Rowe Price Group, Inc.	1,495,568
		2,628,220
	Chemicals — 3.8%
14,900	Air Products & Chemicals, Inc.	749,023
121,672	Albemarle Corp.	2,713,286
46,700	PPG Industries, Inc.	1,981,481
34,700	Sigma-Aldrich Corp.	1,465,728
		6,909,518
	Commercial Banks — 4.6%
50,100	Cullen/Frost Bankers, Inc.	2,539,068
49,600	M&T Bank Corp.	2,847,536
182,400	Synovus Financial Corp.	1,513,920
66,000	Wilmington Trust Corp.	1,467,840
		8,368,364
	Commercial Services & Supplies — 1.8%
131,400	Republic Services, Inc.	3,257,406
	Computers & Peripherals — 0.5%
59,600	NCR Corp. (a)	842,744
	Construction Materials — 0.4%
10,200	Vulcan Materials Co.	709,716
	Containers & Packaging — 1.8%
79,600	Ball Corp.	3,310,564
	Distributors — 1.8%
87,700	Genuine Parts Co.	3,320,322
	Diversified Consumer Services — 0.4%
28,500	H&R Block, Inc.	647,520
	Diversified Telecommunication Services — 1.1%
44,000	CenturyTel, Inc.	1,202,520
79,480	Windstream Corp.	731,216
		1,933,736
	Electric Utilities — 4.7%
135,500	American Electric Power Co., Inc.	4,509,440
32,200	FirstEnergy Corp.	1,564,276
124,300	Westar Energy, Inc.	2,549,393
		8,623,109
	Electronic Equipment, Instruments & Components — 3.4%
75,000	Amphenol Corp., Class A	1,798,500
128,400	Arrow Electronics, Inc. (a)	2,419,056
117,100	Tyco Electronics Ltd., (Bermuda)	1,898,191
		6,115,747
	Energy Equipment & Services — 0.4%
103,000	Helix Energy Solutions Group, Inc. (a)	745,720
	Food & Staples Retailing — 2.5%
172,600	Safeway, Inc.	4,102,702
29,900	SUPERVALU, Inc.	436,540
		4,539,242
	Food Products — 0.9%
38,000	JM Smucker Co. (The)	1,647,680
	Gas Utilities — 4.3%
109,600	Energen Corp.	3,214,568
57,100	Equitable Resources, Inc.	1,915,705
42,600	ONEOK, Inc.	1,240,512
45,100	Questar Corp.	1,474,319
		7,845,104
	Health Care Equipment & Supplies — 1.2%
32,100	Becton, Dickinson & Co.	2,195,319
	Health Care Providers & Services — 3.0%
43,500	Community Health Systems, Inc. (a)	634,230
89,950	Coventry Health Care, Inc. (a)	1,338,456
81,900	Lincare Holdings, Inc. (a)	2,205,567
68,900	VCA Antech, Inc. (a)	1,369,732
		5,547,985
	Hotels, Restaurants & Leisure — 2.4%
80,300	Burger King Holdings, Inc.	1,917,564
123,100	Marriott International, Inc., Class A	2,394,295
		4,311,859

SEE NOTES TO FINANCIAL STATEMENTS.

4   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Household Durables — 2.1%
79,800	Fortune Brands, Inc.	3,294,144
40,687	Jarden Corp. (a)	467,900
		3,762,044
	Household Products — 0.9%
29,200	Clorox Co.	1,622,352
	Industrial Conglomerates — 1.1%
93,900	Carlisle Cos., Inc.	1,943,730
	Insurance — 12.0%
121,250	Assurant, Inc.	3,637,500
127,763	Cincinnati Financial Corp.	3,714,070
35,900	Everest Re Group Ltd., (Bermuda)	2,733,426
408,162	Old Republic International Corp.	4,865,291
168,100	OneBeacon Insurance Group Ltd.	1,754,964
99,500	Principal Financial Group, Inc.	2,245,715
90,300	W.R. Berkley Corp.	2,799,300
		21,750,266
	IT Services — 0.9%
62,076	Total System Services, Inc.	869,064
59,500	Western Union Co. (The)	853,230
		1,722,294
	Machinery — 1.2%
55,100	Dover Corp.	1,813,892
40,800	Oshkosh Corp.	362,712
		2,176,604
	Media — 3.4%
90,300	Cablevision Systems Corp., Class A	1,520,652
147,437	Clear Channel Outdoor Holdings, Inc., Class A (a)	906,738
24,100	Lamar Advertising Co., Class A (a)	302,696
33,100	Omnicom Group, Inc.	891,052
25,100	Scripps Networks Interactive, Inc., Class A	552,200
5,260	Washington Post Co. (The), Class B	2,052,715
		6,226,053
	Metals & Mining — 0.2%
33,600	Century Aluminum Co. (a)	336,000
	Multi-Utilities — 4.9%
271,800	CMS Energy Corp.	2,747,898
83,755	PG&E Corp.	3,242,156
160,400	Xcel Energy, Inc.	2,975,420
		8,965,474
	Oil, Gas & Consumable Fuels — 5.1%
119,800	CVR Energy, Inc. (a)	479,200
33,900	Devon Energy Corp.	2,227,569
49,683	Kinder Morgan Management LLC (a)	1,986,326
102,700	Teekay Corp., (Bahamas)	2,018,055
172,300	Williams Cos., Inc.	2,494,904
		9,206,054
	Pharmaceuticals — 0.2%
21,000	Warner Chilcott Ltd., (Bermuda), Class A (a)	304,500
	Real Estate Investment Trusts (REITs) — 5.6%
121,022	Kimco Realty Corp.	2,212,282
15,300	Plum Creek Timber Co., Inc.	531,522
18,500	Public Storage	1,470,750
17,026	Rayonier, Inc.	533,765
46,600	Regency Centers Corp.	2,176,220
23,800	Ventas, Inc.	798,966
42,400	Vornado Realty Trust	2,558,840
		10,282,345
	Real Estate Management & Development — 0.8%
191,150	Brookfield Properties Corp., (Canada)	1,477,590
	Software — 1.2%
112,500	Jack Henry & Associates, Inc.	2,183,625
	Specialty Retail — 5.1%
119,367	AutoNation, Inc. (a)	1,179,346
14,750	AutoZone, Inc. (a)	2,057,182
17,200	Bed Bath & Beyond, Inc. (a)	437,224
30,400	Sherwin-Williams Co. (The)	1,816,400
86,100	Staples, Inc.	1,542,912
67,000	Tiffany & Co.	1,583,210
35,900	TJX Cos., Inc.	738,463
		9,354,737
	Textiles, Apparel & Luxury Goods — 1.7%
20,300	Columbia Sportswear Co.	718,011
44,100	V.F. Corp.	2,415,357
		3,133,368
	Thrifts & Mortgage Finance — 1.2%
118,000	People’s United Financial, Inc.	2,103,940
	Tobacco — 0.7%
23,900	Lorillard, Inc.	1,346,765
	Water Utilities — 0.5%
40,500	American Water Works Co., Inc.	845,640
	Wireless Telecommunication Services — 1.6%
104,800	Telephone & Data Systems, Inc.	2,944,880
	Total Long-Term Investments (Cost $223,620,326)	172,762,148

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SERIES TRUST II   5

JPMorgan Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 3.4%
	Investment Company — 3.4%
6,167,879	JPMorgan Prime Money Market Fund, Institutional Class Shares (b) (m) (Cost $6,167,879)	6,167,879
	Total Investments — 98.3% (Cost $229,788,205)	178,930,027
	Other Assets in Excess of Liabilities — 1.7%	3,035,652
	NET ASSETS — 100.0%	$181,965,679

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

6   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2008

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2008

Mid Cap Value Portfolio
ASSETS:
Investments in non-affiliates, at value	$172,762,148
Investments in affiliates, at value	6,167,879
Total investment securities, at value	178,930,027
Cash	22,196
Receivables:
Investment securities sold	1,754,613
Portfolio shares sold	1,285,943
Interest and dividends	417,835
Total Assets	182,410,614

LIABILITIES:
Payables:
Investment securities purchased	91,891
Portfolio shares redeemed	170,680
Accrued liabilities:
Investment advisory fees	100,885
Administration fees	20,488
Custodian and accounting fees	2,571
Other	58,420
Total Liabilities	444,935
Net Assets	$181,965,679

NET ASSETS:
Paid in capital	$239,397,351
Accumulated undistributed (distributions in excess of) net investment income	3,181,348
Accumulated net realized gains (losses)	(9,754,842)
Net unrealized appreciation (depreciation)	(50,858,178)
Total Net Assets	$181,965,679

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value)	9,615,441
Net asset value, offering and redemption price per share	$18.92

Cost of investments in non-affiliates	$223,620,326
Cost of investments in affiliates	6,167,879

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SERIES TRUST II   7

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008

Mid Cap Value Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$5,546,576
Dividend income from affiliates (a)	217,058
Total investment income	5,763,634

EXPENSES:
Investment advisory fees	1,750,339
Administration fees	1,106,452
Custodian and accounting fees	32,509
Professional fees	85,643
Trustees’ and Chief Compliance Officer’s fees	18,881
Printing and mailing costs	54,254
Transfer agent fees	14,054
Other	63,486
Total expenses	3,125,618
Less amounts waived	(625,122)
Less earnings credits	(15)
Net expenses	2,500,481
Net investment income (loss)	3,263,153

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	(9,143,790)
Change in net unrealized appreciation (depreciation) of investments in non-affiliates	(89,627,094)
Net realized/unrealized gains (losses)	(98,770,884)
Change in net assets resulting from operations	$(95,507,731)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

8   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2008

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Mid Cap Value Portfolio
	Year Ended 12/31/2008	Year Ended 12/31/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,263,153	$2,943,860
Net realized gain (loss)	(9,143,790)	18,958,537
Change in net unrealized appreciation (depreciation)	(89,627,094)	(14,794,566)
Change in net assets resulting from operations	(95,507,731)	7,107,831

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,789,591)	(2,808,094)
From net realized gains	(18,910,008)	(14,165,765)
Total distributions to shareholders	(21,699,599)	(16,973,859)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	50,819,633	71,490,518
Dividends and distributions reinvested	21,699,599	16,973,859
Cost of shares redeemed	(85,620,370)	(64,932,388)
Change in net assets from capital transactions	(13,101,138)	23,531,989

NET ASSETS:
Change in net assets	(130,308,468)	13,665,961
Beginning of period	312,274,147	298,608,186
End of period	$181,965,679	$312,274,147
Accumulated undistributed (distributions in excess of) net investment income	$3,181,348	$2,789,524

SHARE TRANSACTIONS:
Issued	2,092,308	2,240,899
Reinvested	800,723	532,430
Redeemed	(3,458,150)	(2,053,808)
Change in shares	(565,119)	719,521

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SERIES TRUST II   9

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Mid Cap Value Portfolio
Year Ended December 31, 2008	$30.67	$0.33	(c)	$(9.84)	$(9.51)	$(0.29)	$(1.95)	$(2.24)
Year Ended December 31, 2007	31.56	0.28		0.56	0.84	(0.29)	(1.44)	(1.73)
Year Ended December 31, 2006	27.84	0.30		4.31	4.61	(0.18)	(0.71)	(0.89)
Year Ended December 31, 2005	25.92	0.15		2.19	2.34	(0.05)	(0.37)	(0.42)
Year Ended December 31, 2004	21.59	0.08	(c)	4.44	4.52	(0.07)	(0.12)	(0.19)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(c)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

10   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2008

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate
$18.92	(33.21)%	$181,966	1.00%	1.31%	1.25%	41%
30.67	2.45	312,274	1.00	0.92	1.25	48
31.56	16.84	298,608	1.00	0.99	1.25	45
27.84	9.21	273,620	1.00	0.80	1.26	46
25.92	21.06	120,144	1.00	0.63	1.25	51

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SERIES TRUST II   11

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008

1. Organization

JPMorgan Mid Cap Value Portfolio (the “Portfolio”) is a separate series of J.P. Morgan Series Trust II (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993 for the purpose of funding flexible premium variable life insurance policies.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

Portfolio shares are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Portfolio unless they meet requirements as described in its prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold and the differences could be significant. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives shall generally be valued each day by counterparties or by independent or affiliated pricing services or third party broker-dealers approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

During the period, the Portfolio adopted the Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Portfolio’s investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

12   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2008

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets and liabilities carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted prices	$178,930,027	$—
Level 2 — Other significant observable inputs	—	—
Level 3 — Significant unobservable inputs	—	—
Total	$178,930,027	$—

*	Other financial instruments may include futures, forwards and swap contracts.

B.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

The Portfolio records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

C.  Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

D.  Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code.

Financial Accounting Standards Board (the “FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”) establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Portfolio has recorded no tax liabilities pursuant to the Interpretation. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further interpretation from FASB, new tax laws, regulations and interpretations thereof. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

E.  Dividends and Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$—	$(81,738)	$81,738

The reclassifications for the Portfolio relate primarily to non-taxable special dividends.

F.  Recent Accounting Pronouncement — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a portfolio’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio’s financial statement disclosures.

DECEMBER 31, 2008        J.P. MORGAN SERIES TRUST II   13

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (continued)

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.70%.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor, reimburse to the Portfolio an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the year ended December 31, 2008 was $13,420.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.55% of the average daily net assets of the Portfolio. Under the Agreement, the Administrator is responsible for certain usual and customary expenses incurred by the Portfolio including fees and expenses of the custodian and fund accountant, professional and transfer agent fees, printing and postage and expenses of the Trustees. In accordance with the agreement, the Portfolio pays for such expenses directly, deducting the amounts of such expenses from the Administration fee. The Administrator will reimburse the Portfolio to the extent that amounts paid for such expenses exceed 0.55%.

The Administrator waived Administration fees as outlined in Note 3.E.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E.  Waivers and Reimbursements — The Administrator has contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes and extraordinary expenses) exceed 1.25% of the Portfolio’s average daily net assets. In addition, the Administrator may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time. The current expense ratio is 1.00%.

The contractual expense limitation agreement was in effect for the year ended December 31, 2008. The contractual expense limitation percentage above is in place until at least April 30, 2009.

For the year ended December 31, 2008, the Administrator voluntarily waived $625,122. The Administrator does not expect the Portfolio to repay any such waived fees in future years.

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

During the year ended December 31, 2008, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

14   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2008

The Portfolio may use related party broker/dealers. For the year ended December 31, 2008, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2008, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$101,274,604	$130,913,470

During the year ended December 31, 2008, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2008 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$231,383,551	$7,354,449	$59,807,973	$(52,453,524)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals and non-taxable special dividends.

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

Total Distributions Paid From:
Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
$3,581,117	$18,118,482	$21,699,599

The tax character of distributions paid during the fiscal year ended December 31, 2007 was as follows:

Total Distributions Paid From:
Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
$7,548,494	$9,425,365	$16,973,859

At December 31, 2008, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$3,181,352	$396,493	$(52,453,524)

The cumulative timing differences primarily consist of wash sale loss deferrals and post-October loss deferrals.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the period ended December 31, 2008, the Portfolio deferred to January 1, 2009 post-October capital losses of $8,555,992.

6. Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

DECEMBER 31, 2008        J.P. MORGAN SERIES TRUST II   15

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (continued)

From time to time, the Portfolio may have concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

7. Reorganization

On November 10, 2008, the Board of Trustees of the Trust approved, subject to shareholder approval, the merger of the Portfolio into JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio, a compatible portfolio of JPMorgan Insurance Trust, another JPMorgan trust offering funds to various insurance companies as investment options for variable annuity contracts and variable life insurance policies. Completion of the merger is subject to a number of conditions, including approval by the shareholders of the Portfolio. This approval will be sought at a shareholder meeting to be held on or about April 1, 2009. If approved, the merger is expected to occur on or about April 24, 2009.

16   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of J.P. Morgan Series Trust II and Shareholders of
JPMorgan Mid Cap Value Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Mid Cap Value Portfolio (a portfolio of J.P. Morgan Series Trust II, hereafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 11, 2009

DECEMBER 31, 2008        J.P. MORGAN SERIES TRUST II   17

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in JPMorgan Funds Complex (2) Overseen by Trustee	Other Directorships Held Outside JPMorgan Funds Complex
Non-Interested Trustees
Cheryl Ballenger (1956); Chairperson since 2004 and Trustee since 2002	Mathematics Teacher, Vernon Hills High School (August 2004–Present); Mathematics Teacher, Round Lake High School (2003–2004) and formerly Executive Vice President and Chief Financial Officer, Galileo International Inc. (travel technology).	11	None.
Jerry B. Lewis (1939); Trustee since 2004	Retired; formerly President, Lewis Investments Inc. (investment advisor); previously, various managerial and executive positions at Ford Motor Company (Treasurer’s Office, Controller’s Office, Auditing and Corporate Strategy).	11	None.
John R. Rettberg (1937); Trustee since 1996	Retired; formerly Corporate Vice President and Treasurer, Northrop Grumman Corporation (defense contractor).	11	None.
Ken Whipple (1934); Trustee since 1996	Chairman (2002–Present) and CEO (2002–2004), CMS Energy; previously, he was Executive Vice President of Ford Motor Company. He also served as Chairman of Ford of Europe and Chairman and CEO of Ford Credit.	11	Korn Ferry International (executive recruitment) and CMS Energy.
John F. Williamson (1938); Trustee since 2008	Retired; Chairman and President, Williamson Associates, Inc. (investment adviser) January 1997 to June 2002; Director of ICO Inc. (energy company), April 1995 to May 2002, Chairman from June 2001 to May 2002.	11	None.
Interested Trustee
John F. Ruffle (3) (1937); Trustee since 1996	Retired; formerly Vice Chairman, J.P. Morgan Chase & Co. Inc. and Morgan Guaranty Trust Co. of NY.	11	Trustee of Johns Hopkins University and Director of American Shared Hospital Services.

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other investment companies. The JPMorgan Funds Complex for which the Trustees serve currently includes three investment companies.

(3)	The Board has designated Mr. Ruffle an “interested person” at his request because, until his retirement in 1993, he was an executive officer of the parent company of the Trust’s investment advisor.

The contact address for each Trustee is 245 Park Avenue, New York, NY 10167.

18   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2008

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2001)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2004)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2004), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2004)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2004)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

DECEMBER 31, 2008        J.P. MORGAN SERIES TRUST II   19

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2008, and continued to hold your shares at the end of the reporting period, December 31, 2008.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2008	Ending Account Value, December 31, 2008	Expenses Paid During July 1, 2008 to December 31, 2008*	Annualized Expense Ratio
Mid Cap Value Portfolio
Actual	$1,000.00	$734.50	$4.36	1.00%
Hypothetical	1,000.00	1,020.11	5.08	1.00

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

20   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2008

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees met in person in December 2008 to consider the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Trust on behalf of the Portfolio and J.P. Morgan Investment Management Inc. (the “Advisor”). At the meeting, the Trustees reviewed and considered performance and expense information for the Portfolio, as well as information about the Advisor. On December 11, 2008, the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of any party to the Advisory Agreement or any of their affiliates, approved the Advisory Agreement through December 31, 2009.

In preparation for the December meeting, the Trustees requested and evaluated comprehensive materials from JPMIM, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsel to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards applicable to their consideration of the proposed approval. The Trustees also discussed the proposed approval in a private session with independent counsel to the Trustees at which no representatives of the Advisor were present.

The Trustees determined that the overall arrangement between the Portfolio and the Advisor, as provided in the Advisory Agreement, was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Trustees considered relevant in the exercise of their business judgment and that approval of the Advisory Agreement was in the best interests of the Portfolio and its shareholders. On this basis, the Trustees unanimously approved the Advisory Agreement. In reaching their determination with respect to approval of the Advisory Agreement, the Trustees considered all factors they believed relevant including: (1) the nature and quality of services provided and to be provided; (2) the investment performance of the Portfolio; (3) the advisory fees and total expenses; (4) costs of services and the estimated profitability of the Advisor; (5) possible economies of scale; and (6) fall out benefits.

In their deliberations, each Trustee may have attributed different weights to the various factors, and no factor alone was considered determinative. The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement including information concerning the qualification and experience of the portfolio management team. The Trustees noted that the management and oversight services provided by the Advisor were viewed as being of high quality and that the Board had a reasonable expectation that the services, and personnel providing them, will continue with no significant change. The Trustees also considered JPMorgan’s commitment of resources to the Portfolio management business and the dedication of resources to addressing issues arising from the current market turmoil. The Trustees also considered JPMorgan’s continued investments in the business in 2008 and the expected investments in 2009, including the development of technology and infrastructure, and the launch of a new web site for, among others, the J.P. Morgan Series Trust II Portfolios (“Series Trust II Portfolios”).

The Trustees also considered the benefits to the Portfolio of being part of the larger JPMorgan fund complex. They noted that Management had provided information about the Advisor and its affiliates and the financial strength of the organization. The Trustees also considered shareholder expectations that a JPMorgan entity would be managing the Portfolios. The Trustees also included the strategic position of the Series Trust II Portfolios, including that the Board had approved the reorganization of the Series Trust II Portfolios into other JPMorgan insurance products, and that subject to shareholder approval, those reorganizations are expected to close on or about April 24, 2009.

Based on these considerations and other factors, the Trustees concluded that the Advisor’s services are of a nature, quality and extent that are sufficient for renewal.

Portfolio Performance

The Trustees received and considered relative performance and expense information for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the Portfolio’s ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) for the one-, three-, and five year periods reflected in the materials. The Trustees also considered the Portfolio’s performance in comparison to the performance results of a group (the “Peer Group”) of funds. The Trustees reviewed a description of Lipper’s methodology for selecting funds in the Portfolio’s Peer Group and Universe Group. The Trustees noted that the Portfolio’s performance had improved such that one-and three- year performance was in the 2nd quintile and five- year performance was in the 1st quintile.

Based on the foregoing, the Trustees concluded that within the overall context of their deliberations about the Portfolio, performance of the Portfolio was sufficient for renewal.

DECEMBER 31, 2008        J.P. MORGAN SERIES TRUST II   21

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

Advisory Fees and Total Expenses

With respect to advisory fee and total expenses, the Board considered the fee waivers made by the Advisor and its affiliate and the contractual expense caps in place for the Portfolio, noting that the contractual expense cap was lowered last year on a number of Series Trust II Portfolios due to investment performance return. The Board also considered that the unitary fee structure for the Series Trust II Portfolios makes comparisons with other funds more difficult. The Board noted that the contractual management fees were in the 5th quintile. The Board also noted that the actual management fees remained in the 5th quintile and total expenses for the Portfolio had changed from the 3rdt quintile to the 4th quintile.

Based on the foregoing, the Trustees concluded that after giving effect to expense caps and within the context of their deliberations about the Portfolio’s advisory arrangement, the advisory fee of the Portfolio was reasonable.

Cost of Services and Estimated Profitability

At the request of the Trustees, the Advisor provided information regarding the estimated profitability to the Advisor in providing services to the Portfolio. The Board considered that the data represents the Advisor’s determination of its revenues from the contractual services provided to the Portfolio, less expenses of providing such services. The Board considered pre-tax profitability for advisory services and administrative services separately and on a combined basis, and for advisory services, profitability also was considered without the inclusion of the amortization expense of the integration of funds managed by Bank One Corporation affiliates with funds managed by JPMorgan Chase & Co. affiliates. The Board also considered that, for the Series Trust II Portfolios, the unitary fee generally results in increased profitability as the asset base of each Series Trust II Portfolio increases, and such benefits generally inure to management. The Board also noted that the Advisor’s profitability was sizeable as the Advisor manages large amounts of money in the strategy, but that such profitability was not unreasonable particularly in light of more recent performance.

The Board concluded that the Advisor’s estimated profitability in respect of the Advisory Agreement was reasonable.

Possible Economies of Scale

The Trustees also considered possible economies of scale. The Trustees noted the fee caps in place for the Portfolio. The Trustees also considered management’s investment in the business and that certain fees are negotiated on a complex-wide basis, permitting the Portfolio to share in the scale of the organization.

In light of all of the foregoing and under the circumstances, the Board concluded that there was an acceptable sharing of any economies of scale at the present time.

Fall-Out Benefits

The Trustees also considered fall-out benefits to the Advisor and its affiliates including management’s profits on fees from administration, custody and fund accounting. The Board concluded, in light of all of the foregoing, and under the circumstances, fallout benefits were acceptable at the present time.

22   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2008

TAX LETTER
(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio’s income and distributions for the taxable year ended December 31, 2008. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2008.

Dividends Received Deductions (DRD)

100.00% of ordinary income distributions were eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended December 31, 2008.

Long Term Capital Gain Designation — 15%

The Portfolio hereby designates $18,118,482 as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax returns for the fiscal year ended December 31, 2008.

DECEMBER 31, 2008        J.P. MORGAN SERIES TRUST II   23

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. December 2008.	AN-MCVP-1208

Annual Report

J.P. Morgan Series Trust II

December 31, 2008

JPMorgan Small Company Portfolio

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	11
Financial Highlights	14
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	21
Trustees	22
Officers	23
Schedule of Shareholder Expenses	24
Board Approval of Investment Advisory Agreement	25
Tax Letter	27

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

*	Strategic Income Opportunities Fund risks:

Because this Fund primarily invests in bonds, it is subject to interest rate risks. Bond prices generally fall when interest rates rise.

Securities rated below investment grade are called “high-yield bonds,” “non-investment grade bonds,” “below investment-grade bonds,” or “junk bonds.” They generally are rated in the fifth or lower rating categories of Standard & Poor’s and Moody’s Investors Service. Although these securities tend to provide higher yields than higher rated securities, there is a greater risk that the Fund’s share price will decline.

There is no guarantee that the use of long and short positions will succeed in limiting the Fund’s exposure to domestic stock market movements, capitalization, sector-swings or other risk factors. Investment in a portfolio involved in long and short selling may have higher portfolio turnover rates. This will likely result in additional tax consequences. Short selling involves certain risks, including additional costs associated with covering short positions and a possibility of unlimited loss on certain short sale positions.

The Fund may invest in international fixed income securities. International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The Fund may invest in futures contracts and other derivatives. This may make the Fund more volatile. The derivative positions are not included in the holdings-related calculations.

The President’s Letter is intended solely to report on various investment views held by JPMorgan Asset Management. Opinions, estimates, forecasts and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice. We believe the information contained in this commentary has been obtained from sources that are reliable. This commentary is for information purposes only.

PRESIDENT’S LETTER
JANUARY 29, 2009 (Unaudited)

Dear Shareholder:

As we close the door on one of the most challenging years I’ve experienced in the investment business, I would, ideally, like to assure our shareholders that the worst of the economic crisis is behind us. However, given the unprecedented nature of this crisis — and the uncertainty that lies before us — it is difficult to know whether we’ve reached the bottom of the ongoing economic storm.

“The crisis began in the credit markets over a year and a half ago and, recently, we have finally seen some degree of improvement in the leading credit indicators.”

Although a full-scale recovery isn’t likely to be around the corner, there have been a few signs of encouragement. The crisis began in the credit markets over a year and a half ago and, recently, we have finally seen some degree of improvement in the leading credit indicators. Interbank lending has improved, and the short-term credit markets have shown signs of stability in response to the federal government’s cut in the fed funds rate from 1% to a target rate between zero and 0.25%. In addition, we are confident that the new President and Congress will work together to address the crisis through unprecedented economic stimulus and other actions, as necessary.

Credit markets drove stocks down and yields lower

The credit markets led stocks and the U.S. economy down in 2008, setting records along the way as prices of corporate and mortgage bonds sank to new lows. The extreme market volatility sent investors running to what many consider the safest investments in the world — U.S. Treasuries. As prices skyrocketed, these became, by far, the best-performing asset class, returning about 14% for the year. Yields tumbled to record lows across the maturity spectrum; already at record lows, the cut in the fed funds rate pushed down rates on Treasuries even further, to near zero or negative for shorter-maturity securities. From December 2007 to December 2008, the yield on the 10-year Treasury bond declined from 4.0% to 2.2%, while the yield on the 30-year bond dropped from 4.4% to 2.7%.

Equity indexes report record slides

In the U.S., equities ended 2008 with some of the worst performance and most extreme market volatility since the Great Depression. Among U.S. benchmarks, the Dow Jones Industrial Average, the S&P 500 Index and NASDAQ Composite Index returned –32%, –38% and –42%, respectively. According to the Russell Indexes, large-cap stocks performed somewhat better than their small- and mid-cap counterparts, while value equities fell less than their growth peers across all capitalization categories. The overseas markets also turned in a dismal end of year performance; the MSCI EAFE Index closed the year with a total return of –44%, as virtually all individual countries included in the index suffered double-digit losses.

Adjusting to the new reality

Given the market’s performance, investor confidence has been shaken, the short-term outlook remains unclear and volatility is likely to remain high. But whether this cycle has reached bottom or not, there are emerging opportunities for investors to adjust their expectations and portfolios to the current market scenario.

A long-term, disciplined investment plan, for example, can provide focus and prevent emotions from adversely impacting your investment strategy. And, although even diversified portfolios have been challenged by the extreme market volatility, investors may consider maintaining a balance of investments, such as equities, alternatives and diversified fixed income investments, in their portfolios to ensure that they are better positioned to smooth volatility and benefit from the market’s eventual recovery. Lastly, as in all markets, investors should check in with their financial advisors to reset their goals, time horizons and priorities, as necessary.

Investing in new opportunities

During this market downturn, JPMorgan has not altered its commitment to maintaining a long-term view and providing you with market insights, service, and high-quality investment solutions. One example of this is the newly launched JPMorgan Strategic Income Opportunities Fund, a flexible, diversified, multi-sector approach to fixed income investing.* The fund seeks to generate absolute returns by relying on an opportunistic investment process emphasizing both traditional and alternative investing strategies. For more information on this fund, please visit our website, www.jpmorganfunds.com. Your financial advisor can help you decide whether it is appropriate for your portfolio.

On behalf of everyone at JPMorgan Asset Management, we wish you a very Happy New Year. We appreciate the opportunity to help you continue to manage your investment needs this year and beyond. Should you have any questions, please visit www.jpmorganfunds.com or contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
JPMorgan Funds

DECEMBER 31, 2008        J.P. MORGAN SERIES TRUST II   1

JPMorgan Small Company Portfolio

PORTFOLIO COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	January 3, 1995
Fiscal Year End	December 31
Net Assets as of 12/31/2008	$49,825,124
Primary Benchmark	Russell 2000 Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Small Company Portfolio, which seeks to provide high total return from a portfolio of small company stocks,* returned –31.98%** for the 12 months ended December 31, 2008, compared to the –33.79% return for the Russell 2000 Index for the same period.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	Although the Portfolio outperformed its benchmark for the period due primarily to stock selection in the basic material and health service/system sectors, market conditions contributed to the Portfolio’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Not surprisingly, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market.

At the individual stock level, packaging company Rock-Tenn Co. contributed to performance. The company benefited from its ability to increase prices for containerboard. Gentiva Health Services Inc., a provider of home-based healthcare services, also helped returns. The company benefited from continued growth in the home healthcare market and increased business through the Medicare program.

On the negative side, stock selection in the energy and financial sectors hurt returns. At the individual stock level, Lexington Realty Trust detracted from performance. This diversified real estate investment trust was impacted by lower consumer spending, which pressured its retail tenants. Trico Marine Services Inc., whose ships service off-shore oil rigs, also hindered returns. Vessel supply and demand dynamics as well as a steep decline in energy prices hurt the company’s ability to demand high rates for the use of its fleet.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	The Portfolio used a quantitative ranking methodology to identify stocks in each sector that exhibited strong momentum while trading at attractive valuations. The quantitative stock rankings were then implemented via a disciplined portfolio construction process, which balanced risk and return. For each trade suggested by the optimization, the portfolio managers conducted in-depth fundamental research to ensure that the trade met their original investment thesis. Sophisticated trading techniques ensured that the trades were executed in a cost-effective manner.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Rent-A-Center, Inc.	1.2%
2.	Wabtec Corp.	1.1
3.	Nash Finch Co.	1.1
4.	Rock-Tenn Co., Class A	1.1
5.	Cash America International, Inc.	1.0
6.	JAKKS Pacific, Inc.	1.0
7.	Fresh Del Monte Produce, Inc., (Cayman Islands)	1.0
8.	Gentiva Health Services, Inc.	1.0
9.	Applied Industrial Technologies, Inc.	0.9
10.	Deluxe Corp.	0.9

PORTFOLIO COMPOSITION BY SECTOR***

Financials	22.6%
Industrials	17.6
Information Technology	15.2
Health Care	14.4
Consumer Discretionary	10.1
Utilities	4.1
Materials	3.6
Energy	3.4
Consumer Staples	3.1
Telecommunication Services	2.0
U.S. Treasury Obligation	0.5
Short-Term Investment	3.4

*	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of December 31, 2008. The Portfolio’s composition is subject to change.

2   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE	1 YEAR	5 YEAR	10 YEAR
SMALL COMPANY PORTFOLIO	1/3/95	(31.98)%	(0.60)%	1.99%

TEN YEAR PERFORMANCE (12/31/98 TO 12/31/08)

Source: Lipper Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Small Company Portfolio, Russell 2000 Index and the Lipper Variable Underlying Funds Small-Cap Core Funds Index from December 31, 1998 to December 31, 2008. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Variable Underlying Funds Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

Small capitalization funds typically carry more risk than stock funds investing in well-established “blue-chip” companies, since smaller companies generally have a higher risk of failure. Historically, smaller companies’ stock has experienced a greater degree of market volatility than the average stock. All Portfolio data are subject to change.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN SERIES TRUST II   3

JPMorgan Small Company Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 95.7%
	Common Stocks — 95.2%
	Aerospace & Defense — 1.7%
14,700	Ceradyne, Inc. (a)	298,557
1,600	Curtiss-Wright Corp.	53,424
9,900	Esterline Technologies Corp. (a)	375,111
1,600	HEICO Corp.	62,128
1,200	Triumph Group, Inc.	50,952
		840,172
	Air Freight & Logistics — 0.6%
3,200	Atlas Air Worldwide Holdings, Inc. (a)	60,480
7,200	Hub Group, Inc., Class A (a)	191,016
5,200	Pacer International, Inc.	54,236
		305,732
	Airlines — 1.6%
45,200	Hawaiian Holdings, Inc. (a)	288,376
21,000	Republic Airways Holdings, Inc. (a)	224,070
11,600	SkyWest, Inc.	215,760
9,800	U.S. Airways Group, Inc. (a)	75,754
		803,960
	Biotechnology — 4.0%
8,200	Alexion Pharmaceuticals, Inc. (a)	296,758
7,800	Alkermes, Inc. (a)	83,070
8,000	Arena Pharmaceuticals, Inc. (a)	33,360
12,000	Bionovo, Inc. (a)	2,400
6,300	Cell Genesys, Inc. (a)	1,386
11,300	Cytokinetics, Inc. (a)	32,205
4,800	GTx, Inc. (a)	80,832
18,100	Halozyme Therapeutics, Inc. (a)	101,360
3,900	InterMune, Inc. (a)	41,262
9,600	Medarex, Inc. (a)	53,568
5,300	Myriad Genetics, Inc. (a)	351,178
2,600	Onyx Pharmaceuticals, Inc. (a)	88,816
4,400	OSI Pharmaceuticals, Inc. (a)	171,820
4,000	Progenics Pharmaceuticals, Inc. (a)	41,240
15,500	Protalix BioTherapeutics, Inc., (Israel) (a)	28,520
2,400	Regeneron Pharmaceuticals, Inc. (a)	44,064
8,200	Rigel Pharmaceuticals, Inc. (a)	65,600
16,500	Seattle Genetics, Inc. (a)	147,510
12,200	Theravance, Inc. (a)	151,158
3,100	United Therapeutics Corp. (a)	193,905
		2,010,012
	Building Products — 0.7%
6,700	Gibraltar Industries, Inc.	79,998
16,400	INSTEEL Industries, Inc.	185,156
9,850	Quanex Building Products Corp.	92,294
		357,448
	Capital Markets — 1.3%
4,000	BGC Partners, Inc., Class A	11,040
15,900	Knight Capital Group, Inc., Class A (a)	256,785
3,575	Kohlberg Capital Corp.	13,013
7,200	LaBranche & Co., Inc. (a)	34,488
2,200	optionsXpress Holdings, Inc.	29,392
2,321	Patriot Capital Funding, Inc.	8,448
13,300	SWS Group, Inc.	252,035
1,300	thinkorswim Group, Inc. (a)	7,306
1,100	TradeStation Group, Inc. (a)	7,095
400	US Global Investors, Inc., Class A	1,956
		621,558
	Chemicals — 1.5%
2,100	Balchem Corp.	52,311
6,900	H.B. Fuller Co.	111,159
11,000	Innophos Holdings, Inc.	217,910
9,000	Koppers Holdings, Inc.	194,580
22,500	PolyOne Corp. (a)	70,875
7,800	Spartech Corp.	48,828
4,600	W.R. Grace & Co. (a)	27,462
2,300	Zep, Inc.	44,413
		767,538
	Commercial Banks — 7.3%
1,000	1st Source Corp.	23,630
4,320	Ameris Bancorp	51,192
600	BancFirst Corp.	31,752
4,500	Banco Latinoamericano de Exportaciones S.A., (Panama), Class E	64,620
4,800	Central Pacific Financial Corp.	48,192
2,446	Citizens Republic Bancorp, Inc.	7,289
4,250	City Bank	22,100
4,700	City Holding Co.	163,466
13,300	Colonial BancGroup, Inc. (The)	27,531
3,000	Columbia Banking System, Inc.	35,790
7,000	Community Bank System, Inc.	170,730
1,740	Community Trust Bancorp, Inc.	63,945
6,500	CVB Financial Corp.	77,350
4,600	East West Bancorp, Inc.	73,462
1,500	Farmers Capital Bank Corp.	36,630
18,100	First Bancorp (Puerto Rico)	201,634
800	First Bancorp	14,680
2,600	First Community Bancshares, Inc.	90,662
500	First Financial Bancorp	6,195
3,862	Glacier Bancorp, Inc.	73,455
2,321	Green Bankshares, Inc.	31,431
20,400	Hanmi Financial Corp.	42,024

SEE NOTES TO FINANCIAL STATEMENTS.

4   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Banks — Continued
900	Heritage Commerce Corp.	10,116
2,700	Huntington Bancshares, Inc.	20,682
8,975	IBERIABANK Corp.	430,800
4,910	International Bancshares Corp.	107,185
2,600	Lakeland Financial Corp.	61,932
1,000	MainSource Financial Group, Inc.	15,500
14,900	Nara Bancorp, Inc.	146,467
7,200	National Penn Bancshares, Inc.	104,472
2,800	NBT Bancorp, Inc.	78,288
10,600	Pacific Capital Bancorp	178,928
2,800	Peoples Bancorp, Inc.	53,564
3,300	Prosperity Bancshares, Inc.	97,647
6,900	Provident Bankshares Corp.	66,654
800	Renasant Corp.	13,624
1,563	Republic Bancorp, Inc., Class A	42,514
900	Sierra Bancorp	18,900
1,000	Simmons First National Corp., Class A	29,470
2,100	Southside Bancshares, Inc.	49,350
7,100	Southwest Bancorp, Inc.	92,016
21,050	Sterling Bancshares, Inc.	127,984
6,750	Sterling Financial Corp.	59,400
1,000	TriCo Bancshares	24,970
3,800	UCBH Holdings, Inc.	26,144
187	W Holding Co., Inc.	1,926
6,000	West Coast Bancorp	39,540
7,100	Westamerica Bancorp	363,165
4,500	Wilshire Bancorp, Inc.	40,860
		3,659,858
	Commercial Services & Supplies — 3.2%
8,000	ATC Technology Corp. (a)	117,040
9,200	Cenveo, Inc. (a)	40,940
20,700	Comfort Systems USA, Inc.	220,662
7,400	Consolidated Graphics, Inc. (a)	167,536
29,800	Deluxe Corp.	445,808
4,000	Ennis, Inc.	48,440
8,800	GEO Group, Inc. (The) (a)	158,664
9,400	Herman Miller, Inc.	122,482
900	HNI Corp.	14,256
15,900	Knoll, Inc.	143,418
2,800	United Stationers, Inc. (a)	93,772
		1,573,018
	Communications Equipment — 2.7%
38,300	3Com Corp. (a)	87,324
28,707	Arris Group, Inc. (a)	228,221
5,500	Avocent Corp. (a)	98,505
4,000	Black Box Corp.	104,480
3,800	Blue Coat Systems, Inc. (a)	31,920
4,400	Comtech Telecommunications Corp. (a)	201,608
1,200	Digi International, Inc. (a)	9,732
22,500	Emulex Corp. (a)	157,050
245	Extreme Networks, Inc. (a)	573
16,100	Finisar Corp. (a)	6,118
9,600	Harmonic, Inc. (a)	53,856
10,100	MRV Communications, Inc. (a)	7,777
4,100	NETGEAR, Inc. (a)	46,781
9,600	Plantronics, Inc.	126,720
5,300	Polycom, Inc. (a)	71,603
4,000	Sonus Networks, Inc. (a)	6,320
11,500	Symmetricom, Inc. (a)	45,425
6,000	Tekelec (a)	80,040
2,100	UTStarcom, Inc. (a)	3,885
		1,367,938
	Computers & Peripherals — 0.5%
4,000	Adaptec, Inc. (a)	13,200
1,100	Electronics for Imaging, Inc. (a)	10,516
2,700	Hypercom Corp. (a)	2,916
5,000	Imation Corp.	67,850
700	Intevac, Inc. (a)	3,549
14,200	Novatel Wireless, Inc. (a)	65,888
2,900	Palm, Inc. (a)	8,903
4,300	Synaptics, Inc. (a)	71,208
		244,030
	Construction & Engineering — 0.9%
1,300	EMCOR Group, Inc. (a)	29,159
10,200	MasTec, Inc. (a)	118,116
13,800	Perini Corp. (a)	322,644
		469,919
	Construction Materials — 0.1%
3,500	Headwaters, Inc. (a)	23,625
	Consumer Finance — 2.2%
8,400	Advance America Cash Advance Centers, Inc.	15,876
18,900	Cash America International, Inc.	516,915
16,097	Dollar Financial Corp. (a)	165,799
7,700	EZCORP, Inc., Class A (a)	117,117
2,900	First Cash Financial Services, Inc. (a)	55,274
3,300	Nelnet, Inc., Class A	47,289
9,100	World Acceptance Corp. (a)	179,816
		1,098,086

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SERIES TRUST II   5

JPMorgan Small Company Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Containers & Packaging — 1.7%
12,700	Myers Industries, Inc.	101,600
15,200	Rock-Tenn Co., Class A	519,536
5,000	Silgan Holdings, Inc.	239,050
		860,186
	Diversified Financial Services — 0.6%
1,900	Compass Diversified Holdings	21,375
2,600	Encore Capital Group, Inc. (a)	18,720
3,500	Financial Federal Corp.	81,445
10,800	Interactive Brokers Group, Inc., Class A (a)	193,212
		314,752
	Diversified Telecommunication Services — 0.9%
79,700	Cincinnati Bell, Inc. (a)	153,821
32,200	Premiere Global Services, Inc. (a)	277,242
		431,063
	Electric Utilities — 2.0%
13,500	El Paso Electric Co. (a)	244,215
14,800	Portland General Electric Co.	288,156
3,800	UniSource Energy Corp.	111,568
17,000	Westar Energy, Inc.	348,670
		992,609
	Electrical Equipment — 2.4%
3,000	A.O. Smith Corp.	88,560
8,300	Acuity Brands, Inc.	289,753
4,000	Energy Conversion Devices, Inc. (a)	100,840
5,600	Evergreen Solar, Inc. (a)	17,864
30,400	GrafTech International Ltd. (a)	252,928
11,500	Regal-Beloit Corp.	436,885
		1,186,830
	Electronic Equipment, Instruments & Components — 1.4%
7,600	Anixter International, Inc. (a)	228,912
9,800	Benchmark Electronics, Inc. (a)	125,146
3,900	Checkpoint Systems, Inc. (a)	38,376
7,100	CTS Corp.	39,121
4,900	Insight Enterprises, Inc. (a)	33,810
3,800	Methode Electronics, Inc.	25,612
5,200	Plexus Corp. (a)	88,140
67,700	Sanmina-SCI Corp. (a)	31,819
5,300	Technitrol, Inc.	18,444
10,900	TTM Technologies, Inc. (a)	56,789
		686,169
	Energy Equipment & Services — 1.3%
10,500	Allis-Chalmers Energy, Inc. (a)	57,750
2,900	Basic Energy Services, Inc. (a)	37,816
12,900	Gulfmark Offshore, Inc. (a)	306,891
6,400	ION Geophysical Corp. (a)	21,952
2,300	Lufkin Industries, Inc.	79,350
2,500	Matrix Service Co. (a)	19,175
2,100	Newpark Resources (a)	7,770
15,100	Parker Drilling Co. (a)	43,790
4,081	Precision Drilling Trust, (Canada)	34,239
2,800	T-3 Energy Services, Inc. (a)	26,432
		635,165
	Food & Staples Retailing — 1.3%
3,800	Casey’s General Stores, Inc.	86,526
12,000	Nash Finch Co.	538,680
		625,206
	Food Products — 1.6%
1,800	Cal-Maine Foods, Inc.	51,660
9,800	Chiquita Brands International, Inc. (a)	144,844
21,500	Fresh Del Monte Produce, Inc., (Cayman Islands) (a)	482,030
3,900	TreeHouse Foods, Inc. (a)	106,236
		784,770
	Gas Utilities — 1.9%
8,200	Laclede Group, Inc. (The)	384,088
7,300	New Jersey Resources Corp.	287,255
3,900	Northwest Natural Gas Co.	172,497
3,500	WGL Holdings, Inc.	114,415
		958,255
	Health Care Equipment & Supplies — 3.1%
11,300	CONMED Corp. (a)	270,522
7,200	Electro-Optical Sciences, Inc. (a)	24,120
4,100	Greatbatch, Inc. (a)	108,486
300	Haemonetics Corp. (a)	16,950
300	Integra LifeSciences Holdings Corp. (a)	10,671
16,400	Invacare Corp.	254,528
1,600	Palomar Medical Technologies, Inc. (a)	18,448
12,300	Quidel Corp. (a)	160,761
13,900	STERIS Corp.	332,071
10,400	Thoratec Corp. (a)	337,896
		1,534,453
	Health Care Providers & Services — 4.7%
13,400	Alliance Imaging, Inc. (a)	106,798
4,000	Amedisys, Inc. (a)	165,360
8,100	AMERIGROUP Corp. (a)	239,112
9,900	AMN Healthcare Services, Inc. (a)	83,754
9,500	Centene Corp. (a)	187,245

SEE NOTES TO FINANCIAL STATEMENTS.

6   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Providers & Services — Continued
3,300	Emergency Medical Services Corp., Class A (a)	120,813
16,300	Gentiva Health Services, Inc. (a)	476,938
11,900	Hanger Orthopedic Group, Inc. (a)	172,669
2,500	inVentiv Health, Inc. (a)	28,850
10,000	Owens & Minor, Inc.	376,500
9,400	PSS World Medical, Inc. (a)	176,908
4,000	Psychiatric Solutions, Inc. (a)	111,400
5,400	Res-Care, Inc. (a)	81,108
2,400	US Physical Therapy, Inc. (a)	31,992
		2,359,447
	Health Care Technology — 0.5%
2,900	MedAssets, Inc. (a)	42,340
15,100	Omnicell, Inc. (a)	184,371
		226,711
	Hotels, Restaurants & Leisure — 1.2%
6,500	CEC Entertainment, Inc. (a)	157,625
2,400	Cracker Barrel Old Country Store, Inc.	49,416
34,800	Denny’s Corp. (a)	69,252
7,000	Einstein Noah Restaurant Group, Inc. (a)	40,250
12,000	Jack in the Box, Inc. (a)	265,080
2,300	Rick’s Cabaret International, Inc. (a)	9,177
		590,800
	Household Durables — 1.5%
12,100	Champion Enterprises, Inc. (a)	6,776
67	CSS Industries, Inc.	1,189
17,200	Helen of Troy Ltd., (Bermuda) (a)	298,592
4,200	Hooker Furniture Corp.	32,172
3,568	Jarden Corp. (a)	41,032
9,700	Tempur-Pedic International, Inc.	68,773
13,400	Tupperware Brands Corp.	304,180
		752,714
	Insurance — 4.6%
2,800	American Physicians Capital, Inc.	134,680
4,000	Amerisafe, Inc. (a)	82,120
2,958	Argo Group International Holdings Ltd., (Bermuda) (a)	100,335
13,300	Aspen Insurance Holdings Ltd., (Bermuda)	322,525
5,400	Assured Guaranty Ltd., (Bermuda)	61,560
4,150	Delphi Financial Group, Inc., Class A	76,526
2,000	First Mercury Financial Corp. (a)	28,520
12,800	Flagstone Reinsurance Holdings Ltd., (Bermuda)	125,056
1,700	Hallmark Financial Services (a)	14,909
12,400	Meadowbrook Insurance Group, Inc.	79,856
2,700	National Financial Partners Corp.	8,208
200	Navigators Group, Inc. (a)	10,982
11,000	Platinum Underwriters Holdings Ltd., (Bermuda)	396,880
23,000	PMA Capital Corp., Class A (a)	162,840
7,400	Safety Insurance Group, Inc.	281,644
4,100	SeaBright Insurance Holdings, Inc. (a)	48,134
7,500	Selective Insurance Group	171,975
5,900	Zenith National Insurance Corp.	186,263
		2,293,013
	Internet & Catalog Retail — 0.0% (g)
300	NutriSystem, Inc.	4,377
	Internet Software & Services — 1.6%
2,600	Ariba, Inc. (a)	18,746
4,100	Art Technology Group, Inc. (a)	7,913
4,400	AsiaInfo Holdings, Inc., (China) (a)	52,096
1,300	Digital River, Inc. (a)	32,240
35,600	EarthLink, Inc. (a)	240,656
6,800	Interwoven, Inc. (a)	85,680
6,700	j2 Global Communications, Inc. (a)	134,268
5,500	Perficient, Inc. (a)	26,290
26,159	United Online, Inc.	158,785
8,200	ValueClick, Inc. (a)	56,088
		812,762
	IT Services — 2.4%
11,300	Acxiom Corp.	91,643
4,500	CACI International, Inc., Class A (a)	202,905
15,300	CIBER, Inc. (a)	73,593
4,200	CSG Systems International, Inc. (a)	73,374
12,046	Cybersource Corp. (a)	144,432
4,600	Gartner, Inc. (a)	82,018
3,000	Hackett Group, Inc. (The) (a)	8,760
1,800	iGate Corp. (a)	11,718
4,600	infoGROUP, Inc.	21,804
1,200	Integral Systems, Inc. (a)	14,460
4,800	Mantech International Corp., Class A (a)	260,112
1,800	NCI, Inc., Class A (a)	54,234
10,300	Perot Systems Corp., Class A (a)	140,801
		1,179,854
	Leisure Equipment & Products — 1.2%
24,400	JAKKS Pacific, Inc. (a)	503,372
7,000	RC2 Corp. (a)	74,690
1,800	Steinway Musical Instruments (a)	31,518
		609,580

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SERIES TRUST II   7

JPMorgan Small Company Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Life Sciences Tools & Services — 0.5%
1,500	AMAG Pharmaceuticals, Inc. (a)	53,775
1,600	Enzo Biochem, Inc. (a)	7,824
6,500	eResearchTechnology, Inc. (a)	43,095
4,000	Exelixis, Inc. (a)	20,080
1,000	Kendle International, Inc. (a)	25,720
7,000	Medivation, Inc. (a)	101,990
		252,484
	Machinery — 3.5%
2,800	Astec Industries, Inc. (a)	87,724
7,700	Barnes Group, Inc.	111,650
1,800	Cascade Corp.	53,748
2,200	Chart Industries, Inc. (a)	23,386
8,700	CIRCOR International, Inc.	239,250
9,700	Columbus McKinnon Corp. (a)	132,405
15,900	EnPro Industries, Inc. (a)	342,486
16,000	Force Protection, Inc. (a)	95,680
1,400	Middleby Corp. (a)	38,178
4,700	Wabash National Corp.	21,150
13,800	Wabtec Corp.	548,550
1,100	Watts Water Technologies, Inc., Class A	27,467
41,400	Xerium Technologies, Inc. (a)	27,324
		1,748,998
	Marine — 0.1%
20,600	Horizon Lines, Inc., Class A	71,894
	Media — 0.4%
2,900	Belo Corp., Class A	4,524
7,700	Harte-Hanks, Inc.	48,048
3,900	Lee Enterprises, Inc.	1,599
4,200	Marvel Entertainment, Inc. (a)	129,150
4,100	McClatchy Co., Class A	3,280
4,300	Valassis Communications, Inc. (a)	5,676
		192,277
	Metals & Mining — 0.2%
500	Compass Minerals International, Inc.	29,330
3,100	Olympic Steel, Inc.	63,147
3,500	Sutor Technology Group Ltd., (China) (a)	8,085
		100,562
	Multi-Utilities — 0.2%
3,200	Black Hills Corp.	86,272
	Oil, Gas & Consumable Fuels — 2.1%
700	APCO Argentina, Inc.	18,641
900	Clayton Williams Energy, Inc. (a)	40,896
26,900	Endeavour International Corp. (a)	13,450
2,400	Georesources, Inc. (a)	20,856
41,300	Gran Tierra Energy, Inc., (Canada) (a)	115,640
6,300	Knightsbridge Tankers Ltd., (Bermuda)	92,295
27,500	McMoRan Exploration Co. (a)	269,500
16,400	Pacific Ethanol, Inc. (a)	7,216
4,200	Penn Virginia Corp.	109,116
14,894	Stone Energy Corp. (a)	164,132
3,800	Swift Energy Co. (a)	63,878
2,500	Toreador Resources Corp. (a)	13,725
15,000	VAALCO Energy, Inc. (a)	111,600
		1,040,945
	Paper & Forest Products — 0.0% (g)
5,600	Buckeye Technologies, Inc. (a)	20,384
	Personal Products — 0.3%
10,200	American Oriental Bioengineering, Inc., (China) (a)	69,258
4,423	China Sky One Medical, Inc., (China) (a)	70,724
		139,982
	Pharmaceuticals — 1.5%
900	Auxilium Pharmaceuticals, Inc. (a)	25,596
6,400	Cardiome Pharma Corp., (Canada) (a)	29,120
200	CPEX Pharmaceuticals, Inc. (a)	1,950
9,100	Cypress Bioscience, Inc. (a)	62,244
7,700	DURECT Corp. (a)	26,103
3,000	Par Pharmaceutical Cos., Inc. (a)	40,230
1,300	Salix Pharmaceuticals Ltd. (a)	11,479
6,500	Sucampo Pharmaceuticals, Inc., Class A (a)	37,375
6,000	ULURU, Inc. (a)	1,680
4,500	Valeant Pharmaceuticals International (a)	103,050
20,600	ViroPharma, Inc. (a)	268,212
5,400	XenoPort, Inc. (a)	135,432
		742,471
	Professional Services — 0.9%
3,900	COMSYS IT Partners, Inc. (a)	8,736
4,400	Heidrick & Struggles International, Inc.	94,776
15,400	Kforce, Inc. (a)	118,272
8,100	Korn/Ferry International (a)	92,502
3,300	Navigant Consulting, Inc. (a)	52,371
8,600	TrueBlue, Inc. (a)	82,302
		448,959
	Real Estate Investment Trusts (REITs) — 5.0%
2,183	American Campus Communities, Inc.	44,708
19,000	Anthracite Capital, Inc.	42,370
4,700	Ashford Hospitality Trust, Inc.	5,405

SEE NOTES TO FINANCIAL STATEMENTS.

8   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Real Estate Investment Trusts (REITs) — Continued
11,600	Associated Estates Realty Corp.	105,908
2,200	BioMed Realty Trust, Inc.	25,784
6,100	Capstead Mortgage Corp.	65,697
38,700	DCT Industrial Trust, Inc.	195,822
7,500	Glimcher Realty Trust	21,075
8,400	Hersha Hospitality Trust	25,200
2,100	Home Properties, Inc.	85,260
1,900	LaSalle Hotel Properties	20,995
55,500	Lexington Realty Trust	277,500
15,000	Maguire Properties, Inc. (a)	21,900
50,400	MFA Financial, Inc.	296,856
2,100	Mission West Properties, Inc.	16,065
15,100	National Retail Properties, Inc.	259,569
18,800	NorthStar Realty Finance Corp.	73,508
10,800	Omega Healthcare Investors, Inc.	172,476
4,000	Parkway Properties, Inc.	72,000
9,100	Pennsylvania Real Estate Investment Trust	67,795
3,200	PS Business Parks, Inc.	142,912
3,600	RAIT Financial Trust	9,360
2,200	Saul Centers, Inc.	86,900
18,600	Senior Housing Properties Trust	333,312
11,500	Strategic Hotels & Resorts, Inc.	19,320
		2,487,697
	Real Estate Management & Development — 0.1%
3,200	Forestar Group, Inc. (a)	30,464
	Road & Rail — 0.6%
9,000	Arkansas Best Corp.	270,990
1,200	Marten Transport Ltd. (a)	22,752
7,600	YRC Worldwide, Inc. (a)	21,812
		315,554
	Semiconductors & Semiconductor Equipment — 3.2%
700	Actel Corp. (a)	8,204
1,300	Advanced Energy Industries, Inc. (a)	12,935
57,600	Amkor Technology, Inc. (a)	125,568
9,300	Anadigics, Inc. (a)	13,764
3,125	Applied Micro Circuits Corp. (a)	12,281
2,600	Asyst Technologies, Inc. (a)	650
2,900	Brooks Automation, Inc. (a)	16,849
22,500	Cirrus Logic, Inc. (a)	60,300
6,650	Diodes, Inc. (a)	40,299
4,600	DSP Group, Inc. (a)	36,892
14,200	Emcore Corp. (a)	18,460
3,106	Entegris, Inc. (a)	6,802
2,100	IXYS Corp.	17,346
13,100	Kulicke & Soffa Industries, Inc. (a)	22,270
3,700	Lattice Semiconductor Corp. (a)	5,587
1,900	Mattson Technology, Inc. (a)	2,679
10,200	Micrel, Inc.	74,562
3,500	Microsemi Corp. (a)	44,240
9,700	MIPS Technologies, Inc. (a)	10,767
3,700	MKS Instruments, Inc. (a)	54,723
37,100	PMC-Sierra, Inc. (a)	180,306
8,700	RF Micro Devices, Inc. (a)	6,786
5,300	Semtech Corp. (a)	59,731
400	Sigma Designs, Inc. (a)	3,800
10,600	Silicon Image, Inc. (a)	44,520
8,000	Silicon Storage Technology, Inc. (a)	18,320
52,300	Skyworks Solutions, Inc. (a)	289,742
3,000	Standard Microsystems Corp. (a)	49,020
600	Supertex, Inc. (a)	14,406
10,800	Techwell, Inc. (a)	70,200
800	Tessera Technologies, Inc. (a)	9,504
34,200	TriQuint Semiconductor, Inc. (a)	117,648
19,800	Zoran Corp. (a)	135,234
		1,584,395
	Software — 3.2%
784	Actuate Corp. (a)	2,321
33,400	Aspen Technology, Inc. (a)	237,140
4,000	Epicor Software Corp. (a)	19,200
8,100	Informatica Corp. (a)	111,213
24,500	JDA Software Group, Inc. (a)	321,685
1,600	Macrovision Solutions Corp. (a)	20,240
1,900	Manhattan Associates, Inc. (a)	30,039
7,500	Mentor Graphics Corp. (a)	38,775
900	Net 1 UEPS Technologies, Inc., (South Africa) (a)	12,330
20,400	OpenTV Corp., Class A (a)	25,092
13,440	Parametric Technology Corp. (a)	170,016
1,100	Pegasystems, Inc.	13,596
4,900	Progress Software Corp. (a)	94,374
6,900	Quest Software, Inc. (a)	86,871
5,600	Smith Micro Software, Inc. (a)	31,136
1,200	SPSS, Inc. (a)	32,352
12,500	Sybase, Inc. (a)	309,625
6,200	TeleCommunication Systems, Inc., Class A (a)	53,258
		1,609,263
	Specialty Retail — 4.1%
6,550	Aeropostale, Inc. (a)	105,455
14,000	Brown Shoe Co., Inc.	118,580

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SERIES TRUST II   9

JPMorgan Small Company Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Specialty Retail — Continued
5,600	Buckle, Inc. (The)	122,192
3,200	Children’s Place Retail Stores, Inc. (The) (a)	69,376
10,942	Collective Brands, Inc. (a)	128,240
12,900	Finish Line, Inc. (The), Class A	72,240
9,900	Gymboree Corp. (a)	258,291
8,600	Jos. A. Bank Clothiers, Inc. (a)	224,890
32,700	Rent-A-Center, Inc. (a)	577,155
8,300	Sally Beauty Holdings, Inc. (a)	47,227
103,500	Wet Seal, Inc. (The), Class A (a)	307,395
		2,031,041
	Textiles, Apparel & Luxury Goods — 1.6%
3,200	Deckers Outdoor Corp. (a)	255,584
23,600	Maidenform Brands, Inc. (a)	239,540
4,700	Movado Group, Inc.	44,133
1,000	Oxford Industries, Inc.	8,770
14,400	Perry Ellis International, Inc. (a)	91,296
2,400	Steven Madden Ltd. (a)	51,168
4,200	UniFirst Corp.	124,698
		815,189
	Thrifts & Mortgage Finance — 1.3%
10,857	First Niagara Financial Group, Inc.	175,558
3,300	Guaranty Financial Group, Inc. (a)	8,613
2,600	OceanFirst Financial Corp.	43,160
15,500	Ocwen Financial Corp. (a)	142,290
8,500	PMI Group, Inc. (The)	16,575
9,200	Trustco Bank Corp.	87,492
6,271	United Community Financial Corp.	5,644
3,500	WSFS Financial Corp.	167,965
		647,297
	Trading Companies & Distributors — 1.1%
3,200	Aceto Corp.	32,032
24,675	Applied Industrial Technologies, Inc.	466,851
3,900	Kaman Corp.	70,707
		569,590
	Wireless Telecommunication Services — 1.1%
27,200	Centennial Communications Corp. (a)	219,232
25,300	Syniverse Holdings, Inc. (a)	302,082
		521,314
	Total Common Stocks (Cost $66,003,453)	47,438,642

PRINCIPAL AMOUNT($)
	U.S. Treasury Obligation — 0.5%
240,000	U.S. Treasury Notes, 3.125%, 11/30/09 (k) (Cost $245,128)	245,953
	Total Long-Term Investments (Cost $66,248,581)	47,684,595

SHARES
Short-Term Investment — 3.4%
	Investment Company — 3.4%
1,688,672	JPMorgan Prime Money Market Fund, Institutional Class Shares (b) (m) (Cost $1,688,672)	1,688,672
	Total Investments — 99.1% (Cost $67,937,253)	49,373,267
	Other Assets in Excess of Liabilities — 0.9%	451,857
	NET ASSETS — 100.0%	$49,825,124

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
36	E-mini Russell 2000	03/20/09	$1,777,320	$100,112

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(g)—	Amount rounds to less than 0.1%.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for future contracts.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

10   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2008

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2008

Small Company Portfolio
ASSETS:
Investments in non-affiliates, at value	$47,684,595
Investments in affiliates, at value	1,688,672
Total investment securities, at value	49,373,267
Cash	1,015
Receivables:
Investment securities sold	24,704
Portfolio shares sold	450,130
Interest and dividends	78,856
Variation margin on futures contracts	36,360
Total Assets	49,964,332

LIABILITIES:
Payables:
Investment securities purchased	30,855
Portfolio shares redeemed	37,550
Accrued liabilities:
Investment advisory fees	23,425
Administration fees	1,503
Custodian and accounting fees	927
Other	44,948
Total Liabilities	139,208
Net Assets	$49,825,124

NET ASSETS:
Paid in capital	$70,861,562
Accumulated undistributed (distributions in excess of) net investment income	194,104
Accumulated net realized gains (losses)	(2,766,668)
Net unrealized appreciation (depreciation)	(18,463,874)
Total Net Assets	$49,825,124

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value)	5,062,277
Net asset value, offering and redemption price per share	$9.84

Cost of investments in non-affiliates	$66,248,581
Cost of investments in affiliates	1,688,672

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SERIES TRUST II   11

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008

Small Company Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$870,112
Dividend income from affiliates (a)	57,239
Interest income from non-affiliates	4,901
Total investment income	932,252

EXPENSES:
Investment advisory fees	407,821
Administration fees	187,519
Custodian and accounting fees	26,510
Interest expense to affiliates	8
Professional fees	53,019
Trustees’ and Chief Compliance Officer’s fees	10,816
Printing and mailing costs	54,451
Transfer agent fees	24,294
Other	17,368
Total expenses	781,806
Less amounts waived	(47,580)
Less earnings credits	(141)
Net expenses	734,085
Net investment income (loss)	198,167

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(1,655,750)
Futures	(955,025)
Net realized gain (loss)	(2,610,775)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(21,183,115)
Futures	108,270
Change in net unrealized appreciation (depreciation)	(21,074,845)
Net realized/unrealized gains (losses)	(23,685,620)
Change in net assets resulting from operations	$(23,487,453)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

12   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2008

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Small Company Portfolio
	Year Ended 12/31/2008	Year Ended 12/31/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$198,167	$130,212
Net realized gain (loss)	(2,610,775)	7,375,039
Change in net unrealized appreciation (depreciation)	(21,074,845)	(12,165,419)
Change in net assets resulting from operations	(23,487,453)	(4,660,168)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(130,200)	(8,183)
From net realized gains	(7,325,912)	(4,396,778)
Total distributions to shareholders	(7,456,112)	(4,404,961)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	16,166,235	18,257,700
Dividends and distributions reinvested	7,456,112	4,404,961
Cost of shares redeemed	(25,255,966)	(26,505,828)
Change in net assets from capital transactions	(1,633,619)	(3,843,167)

NET ASSETS:
Change in net assets	(32,577,184)	(12,908,296)
Beginning of period	82,402,308	95,310,604
End of period	$49,825,124	$82,402,308
Accumulated undistributed (distributions in excess of) net investment income	$194,104	$130,197

SHARE TRANSACTIONS:
Issued	1,283,830	1,038,889
Reinvested	536,411	246,500
Redeemed	(1,887,528)	(1,503,779)
Change in shares	(67,287)	(218,390)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SERIES TRUST II   13

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

				Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income		Net realized gains	Total distributions
Small Company Portfolio
Year Ended December 31, 2008	$16.06	$0.04	$(4.73)	$(4.69)	$(0.03)		$(1.50)	$(1.53)
Year Ended December 31, 2007	17.82	0.02	(0.95)	(0.93)	—	(c)	(0.83)	(0.83)
Year Ended December 31, 2006	15.92	— (c)	2.39	2.39	—		(0.49)	(0.49)
Year Ended December 31, 2005	17.88	(0.01)	0.29	0.28	—		(2.24)	(2.24)
Year Ended December 31, 2004	14.06	(0.05)	3.87	3.82	—		—	—

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(c)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

14   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2008

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate
$9.84	(31.98)%	$49,825	1.08%	0.29%	1.15%	45%
16.06	(5.67)	82,402	1.15	0.14	1.15	44
17.82	15.01	95,311	1.15	0.01	1.15	39
15.92	3.42	86,926	1.15	(0.04)	1.15	44
17.88	27.17	81,562	1.15	(0.37)	1.15	154

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SERIES TRUST II   15

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008

1. Organization

JPMorgan Small Company Portfolio (the “Portfolio”) is a separate series of J.P. Morgan Series Trust II (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993 for the purpose of funding flexible premium variable life insurance policies.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

Portfolio shares are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Portfolio unless they meet requirements as described in its prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold and the differences could be significant. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

During the period, the Portfolio adopted the Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Portfolio’s investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

16   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2008

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets and liabilities carried at fair value:

Valuation Inputs	Investments in Securities	Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
Level 1 — Quoted prices	$49,127,314	$100,112	$—
Level 2 — Other significant observable inputs	245,953	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$49,373,267	$100,112	$—

*	Other financial instruments may include futures, forwards and swap contracts.

B.  Futures Contracts — The Portfolio may enter into futures contracts as substitutes for securities in which the Portfolio can invest. The Portfolio may also use such futures to hedge various investments for risk management and to increase income or gain. These contracts provide for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Portfolio is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Portfolio periodically, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Portfolio realizes a gain or loss.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade.

As of December 31, 2008, the Portfolio had outstanding futures contracts as listed on its Schedule of Portfolio Investments.

C.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

The Portfolio records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D.  Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

E.  Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code.

Financial Accounting Standards Board (the “FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”) establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Portfolio has recorded no tax liabilities pursuant to the Interpretation. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further interpretation from FASB, new tax laws, regulations and interpretations thereof. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F.  Dividends and Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

DECEMBER 31, 2008        J.P. MORGAN SERIES TRUST II   17

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (continued)

The following amounts were reclassified within the capital accounts:

Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$2	$(4,060)	$4,058

The reclassifications for the Portfolio relate primarily to distributions from investments in regulated investment companies.

G.  Recent Accounting Pronouncement — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a portfolio’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.60%.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor, reimburse to the Portfolio an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the year ended December 31, 2008 was $3,395.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.55% of the average daily net assets of the Portfolio. Under the Agreement, the Administrator is responsible for certain usual and customary expenses incurred by the Portfolio including fees and expenses of the custodian and fund accountant, professional and transfer agent fees, printing and postage and expenses of the Trustees. In accordance with the agreement, the Portfolio pays for such expenses directly, deducting the amounts of such expenses from the Administration fee. The Administrator will reimburse the Portfolio to the extent that amounts paid for such expenses exceed 0.55%.

The Administrator waived Administration fees as outlined in Note 3.E.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E.  Waivers and Reimbursements — The Administrator has contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes and extraordinary expenses) exceed 1.08% of the Portfolio’s average daily net assets.

The contractual expense limitation agreement was in effect for the year ended December 31, 2008. The expense limitation percentage above is in place until at least April 30, 2009.

Prior to January 1, 2008, the contractual expense limitation was 1.15%.

For the year ended December 31, 2008, the Administrator contractually waived fees for the Portfolio in the amount of $47,580. The Administrator does not expect the Portfolio to repay any such waived fees in future years.

18   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2008

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

During the year ended December 31, 2008, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the year ended December 31, 2008, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2008, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$29,756,616	$38,264,724	$209,757	$131,361

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2008, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$68,624,203	$3,184,764	$22,435,700	$(19,250,936)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

Total Distributions Paid From:
Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
$1,624,033	$5,832,079	$7,456,112

The tax character of distributions paid during the fiscal year ended December 31, 2007 was as follows:

Total Distributions Paid From:
Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
$484,723	$3,920,238	$4,404,961

At December 31, 2008, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$194,104	$783,182	$(19,250,936)

The cumulative timing differences primarily consist of wash sale loss deferrals and post October loss deferrals.

DECEMBER 31, 2008        J.P. MORGAN SERIES TRUST II   19

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (continued)

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2008, the Portfolio deferred to January 1, 2009 post October capital losses of $2,762,787.

6. Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

7. Reorganization

On November 10, 2008, the Board of Trustees of the Trust approved, subject to shareholder approval, the merger of the Portfolio into JPMorgan Insurance Trust Small Cap Equity Portfolio, a compatible portfolio of JPMorgan Insurance Trust, another JPMorgan trust offering funds to various insurance companies as investment options for variable annuity contracts and variable life insurance policies. Completion of the merger is subject to a number of conditions, including approval by the shareholders of the Portfolio. This approval will be sought at a shareholder meeting to be held on or about April 1, 2009. If approved, the merger is expected to occur on or about April 24, 2009.

20   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of J.P. Morgan Series Trust II and
Shareholders of JPMorgan Small Company Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Small Company Portfolio (a portfolio of J.P. Morgan Series Trust II, hereafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 11, 2009

DECEMBER 31, 2008        J.P. MORGAN SERIES TRUST II   21

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in JPMorgan Funds Complex (2) Overseen by Trustee	Other Directorships Held Outside JPMorgan Funds Complex
Non-Interested Trustees
Cheryl Ballenger (1956); Chairperson since 2004 and Trustee since 2002	Mathematics Teacher, Vernon Hills High School (August 2004–Present); Mathematics Teacher, Round Lake High School (2003–2004) and formerly Executive Vice President and Chief Financial Officer, Galileo International Inc. (travel technology).	11	None.
Jerry B. Lewis (1939); Trustee since 2004	Retired; formerly President, Lewis Investments Inc. (investment advisor); previously, various managerial and executive positions at Ford Motor Company (Treasurer’s Office, Controller’s Office, Auditing and Corporate Strategy).	11	None.
John R. Rettberg (1937); Trustee since 1996	Retired; formerly Corporate Vice President and Treasurer, Northrop Grumman Corporation (defense contractor).	11	None.
Ken Whipple (1934); Trustee since 1996	Chairman (2002–Present) and CEO (2002–2004), CMS Energy; previously, he was Executive Vice President of Ford Motor Company. He also served as Chairman of Ford of Europe and Chairman and CEO of Ford Credit.	11	Korn Ferry International (executive recruitment) and CMS Energy.
John F. Williamson (1938); Trustee since 2008	Retired; Chairman and President, Williamson Associates, Inc. (investment adviser) January 1997 to June 2002; Director of ICO Inc. (energy company), April 1995 to May 2002, Chairman from June 2001 to May 2002.	11	None.
Interested Trustee
John F. Ruffle (3) (1937); Trustee since 1996	Retired; formerly Vice Chairman, J.P. Morgan Chase & Co. Inc. and Morgan Guaranty Trust Co. of NY.	11	Trustee of Johns Hopkins University and Director of American Shared Hospital Services.

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other investment companies. The JPMorgan Funds Complex for which the Trustees serve currently includes three investment companies.

(3)	The Board has designated Mr. Ruffle an “interested person” at his request because, until his retirement in 1993, he was an executive officer of the parent company of the Trust’s investment advisor.

The contact address for each Trustee is 245 Park Avenue, New York, NY 10167.

22   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2008

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2001)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2004)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2004), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2004)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2004)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

DECEMBER 31, 2008        J.P. MORGAN SERIES TRUST II   23

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2008, and continued to hold your shares at the end of the reporting period, December 31, 2008.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2008	Ending Account Value, December 31, 2008	Expenses Paid During July 1, 2008 to December 31, 2008*	Annualized Expense Ratio
Small Company Portfolio
Actual	$1,000.00	$731.10	$4.70	1.08%
Hypothetical	1,000.00	1,019.71	5.48	1.08

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

24   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2008

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees met in person in December 2008 to consider the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Trust on behalf of the Portfolio and J.P. Morgan Investment Management Inc. (the “Adviser”). At the meeting, the Trustees reviewed and considered performance and expense information for the Portfolio, as well as information about the Adviser. On December 11, 2008, the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of any party to the Advisory Agreement or any of their affiliates, approved the Advisory Agreement through December 31, 2009.

In preparation for the December meeting, the Trustees requested and evaluated comprehensive materials from JPMIM, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Adviser and with counsel to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards applicable to their consideration of the proposed approval. The Trustees also discussed the proposed approval in a private session with independent counsel to the Trustees at which no representatives of the Adviser were present.

The Trustees determined that the overall arrangement between the Portfolio and the Adviser, as provided in the Advisory Agreement, was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Trustees considered relevant in the exercise of their business judgment and that approval of the Advisory Agreement was in the best interests of the Portfolio and its shareholders. On this basis, the Trustees unanimously approved the Advisory Agreement. In reaching their determination with respect to approval of the Advisory Agreement, the Trustees considered all factors they believed relevant including: (1) the nature and quality of services provided and to be provided; (2) the investment performance of the Portfolio; (3) the advisory fees and total expenses; (4) costs of services and the estimated profitability of the Adviser; (5) possible economies of scale; and (6) fall out benefits.

In their deliberations, each Trustee may have attributed different weights to the various factors, and no factor alone was considered determinative. The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser.

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement including information concerning the qualification and experience of the portfolio management team. The Trustees noted that the management and oversight services provided by the Adviser were viewed as being of high quality and that the Board had a reasonable expectation that the services, and personnel providing them, will continue with no significant change. The Trustees also considered JPMorgan’s commitment of resources to the Portfolio management business and the dedication of resources to addressing issues arising from the current market turmoil. The Trustees also considered JPMorgan’s continued investments in the business in 2008 and the expected investments in 2009, including the development of technology and infrastructure, and the launch of a new web site for, among others, the J.P. Morgan Series Trust II Portfolios (“Series Trust II Portfolios”).

The Trustees also considered the benefits to the Portfolio of being part of the larger JPMorgan fund complex. They noted that JPMorgan Funds Management had provided information about the Adviser and its affiliates and the financial strength of the organization. The Trustees also considered shareholder expectations that JPMIM would be managing the Portfolio. The Trustees also included the strategic position of the Series Trust II Portfolios, including that the Board had approved the reorganization of the Series Trust II Portfolios into other JPMorgan insurance products, and that subject to shareholder approval, those reorganizations are expected to close on or about April 24, 2009.

Based on these considerations and other factors, the Trustees concluded that the Adviser’s services are of a nature, quality and extent that are sufficient for renewal.

Portfolio Performance

The Trustees received and considered relative performance and expense information for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the Portfolio’s ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) for the one-, three-, five- and ten- year periods reflected in the materials. The Trustees also considered the Portfolio’s performance in comparison to the performance results of a group (the “Peer Group”) of funds. The Trustees reviewed a description of Lipper’s methodology for selecting funds in the Portfolio’s Peer Group and Universe Group. The Trustees noted that the Portfolio’s performance had improved such that one-year performance was in the 2nd quintile, three- year performance was in the 3rd quintile, and five- year performance was in the 2nd quintile, but ten- year performance remained in the 5th quintile.

DECEMBER 31, 2008        J.P. MORGAN SERIES TRUST II   25

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

Based on the foregoing, the Trustees concluded that within the overall context of their deliberations about the Portfolio, performance of the Portfolio was sufficient for renewal.

Advisory Fees and Total Expenses

With respect to advisory fee and total expenses, the Board considered the fee waivers made by the Adviser and its affiliate and the contractual expense caps in place for the Portfolio, noting that the contractual expense cap for the Portfolio was lowered last year due to investment performance return. The Board also considered that the unitary fee structure for the Series Trust II Portfolios makes comparisons with other funds more difficult. The Board noted that the contractual management fees were in the 5th quintile. The Board also noted that the actual management fees and total expenses for the Portfolio had improved to the 3rdt quintile.

Based on the foregoing, the Trustees concluded that after giving effect to expense caps and within the context of their deliberations about the Portfolio’s advisory arrangement, the advisory fee of the Portfolio was reasonable.

Cost of Services and Estimated Profitability

At the request of the Trustees, the Adviser provided information regarding the estimated profitability to the Adviser in providing services to the Portfolio. The Board considered that the data represents the Adviser’s determination of its revenues from the contractual services provided to the Portfolio, less expenses of providing such services. The Board considered pre-tax profitability for advisory services and administrative services separately and on a combined basis, and for advisory services, profitability also was considered without the inclusion of the amortization expense of the integration of funds managed by Bank One Corporation affiliates with funds managed by JPMorgan Chase & Co. affiliates. The Board also considered that, for the Series Trust II Portfolios, the unitary fee generally results in increased profitability as the asset base of each Series Trust II Portfolio increases, and such benefits generally inure to management. The Board also noted that the Adviser’s profitability was sizeable as the Adviser manages large amounts of money in the strategy, but that such profitability was not unreasonable particularly in light of more recent performance.

The Board concluded that the Adviser’s estimated profitability in respect of the Advisory Agreement was reasonable.

Possible Economies of Scale

The Trustees also considered possible economies of scale. The Trustees noted the fee caps in place for the Portfolio. The Trustees also considered management’s investment in the business and that certain fees are negotiated on a complex-wide basis, permitting the Portfolio to share in the scale of the organization.

In light of all of the foregoing and under the circumstances, the Board concluded that there was an acceptable sharing of any economies of scale at the present time.

Fall-Out Benefits

The Trustees also considered fall-out benefits to the Adviser and its affiliates including management’s profits on fees from administration, custody and fund accounting. The Board concluded, in light of all of the foregoing, and under the circumstances, fallout benefits were acceptable at the present time.

26   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2008

TAX LETTER
(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio’s income and distributions for the taxable year ended December 31, 2008. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2008.

Dividends Received Deductions (DRD)

42.82% of ordinary income distributions were eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended December 31, 2008.

Long Term Capital Gain Designation — 15%

The Portfolio hereby designates $5,832,079 as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended December 31, 2008.

DECEMBER 31, 2008        J.P. MORGAN SERIES TRUST II   27

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. December 2008.	AN-SCP-1208

Annual Report

J.P. Morgan Series Trust II

December 31, 2008

JPMorgan U.S. Large Cap Core Equity Portfolio

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	6
Financial Highlights	10
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	16
Trustees	17
Officers	18
Schedule of Shareholder Expenses	19
Board Approval of Investment Advisory Agreement	20
Tax Letter	22

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

*	Strategic Income Opportunities Fund risks:

Because this Fund primarily invests in bonds, it is subject to interest rate risks. Bond prices generally fall when interest rates rise.

Securities rated below investment grade are called “high-yield bonds,” “non-investment grade bonds,” “below investment-grade bonds,” or “junk bonds.” They generally are rated in the fifth or lower rating categories of Standard & Poor’s and Moody’s Investors Service. Although these securities tend to provide higher yields than higher rated securities, there is a greater risk that the Fund’s share price will decline.

There is no guarantee that the use of long and short positions will succeed in limiting the Fund’s exposure to domestic stock market movements, capitalization, sector-swings or other risk factors. Investment in a portfolio involved in long and short selling may have higher portfolio turnover rates. This will likely result in additional tax consequences. Short selling involves certain risks, including additional costs associated with covering short positions and a possibility of unlimited loss on certain short sale positions.

The Fund may invest in international fixed income securities. International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The Fund may invest in futures contracts and other derivatives. This may make the Fund more volatile. The derivative positions are not included in the holdings-related calculations.

The President’s Letter is intended solely to report on various investment views held by JPMorgan Asset Management. Opinions, estimates, forecasts and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice. We believe the information contained in this commentary has been obtained from sources that are reliable. This commentary is for information purposes only.

PRESIDENT’S LETTER
JANUARY 29, 2009 (Unaudited)

Dear Shareholder:

As we close the door on one of the most challenging years I’ve experienced in the investment business, I would, ideally, like to assure our shareholders that the worst of the economic crisis is behind us. However, given the unprecedented nature of this crisis — and the uncertainty that lies before us — it is difficult to know whether we’ve reached the bottom of the ongoing economic storm.

“The crisis began in the credit markets over a year and a half ago and, recently, we have finally seen some degree of improvement in the leading credit indicators.”

Although a full-scale recovery isn’t likely to be around the corner, there have been a few signs of encouragement. The crisis began in the credit markets over a year and a half ago and, recently, we have finally seen some degree of improvement in the leading credit indicators. Interbank lending has improved, and the short-term credit markets have shown signs of stability in response to the federal government’s cut in the fed funds rate from 1% to a target rate between zero and 0.25%. In addition, we are confident that the new President and Congress will work together to address the crisis through unprecedented economic stimulus and other actions, as necessary.

Credit markets drove stocks down and yields lower

The credit markets led stocks and the U.S. economy down in 2008, setting records along the way as prices of corporate and mortgage bonds sank to new lows. The extreme market volatility sent investors running to what many consider the safest investments in the world — U.S. Treasuries. As prices skyrocketed, these became, by far, the best-performing asset class, returning about 14% for the year. Yields tumbled to record lows across the maturity spectrum; already at record lows, the cut in the fed funds rate pushed down rates on Treasuries even further, to near zero or negative for shorter-maturity securities. From December 2007 to December 2008, the yield on the 10-year Treasury bond declined from 4.0% to 2.2%, while the yield on the 30-year bond dropped from 4.4% to 2.7%.

Equity indexes report record slides

In the U.S., equities ended 2008 with some of the worst performance and most extreme market volatility since the Great Depression. Among U.S. benchmarks, the Dow Jones Industrial Average, the S&P 500 Index and NASDAQ Composite Index returned –32%, –38% and –42%, respectively. According to the Russell Indexes, large-cap stocks performed somewhat better than their small- and mid-cap counterparts, while value equities fell less than their growth peers across all capitalization categories. The overseas markets also turned in a dismal end of year performance; the MSCI EAFE Index closed the year with a total return of –44%, as virtually all individual countries included in the index suffered double-digit losses.

Adjusting to the new reality

Given the market’s performance, investor confidence has been shaken, the short-term outlook remains unclear and volatility is likely to remain high. But whether this cycle has reached bottom or not, there are emerging opportunities for investors to adjust their expectations and portfolios to the current market scenario.

A long-term, disciplined investment plan, for example, can provide focus and prevent emotions from adversely impacting your investment strategy. And, although even diversified portfolios have been challenged by the extreme market volatility, investors may consider maintaining a balance of investments, such as equities, alternatives and diversified fixed income investments, in their portfolios to ensure that they are better positioned to smooth volatility and benefit from the market’s eventual recovery. Lastly, as in all markets, investors should check in with their financial advisors to reset their goals, time horizons and priorities, as necessary.

Investing in new opportunities

During this market downturn, JPMorgan has not altered its commitment to maintaining a long-term view and providing you with market insights, service, and high-quality investment solutions. One example of this is the newly launched JPMorgan Strategic Income Opportunities Fund, a flexible, diversified, multi-sector approach to fixed income investing.* The fund seeks to generate absolute returns by relying on an opportunistic investment process emphasizing both traditional and alternative investing strategies. For more information on this fund, please visit our website, www.jpmorganfunds.com. Your financial advisor can help you decide whether it is appropriate for your portfolio.

On behalf of everyone at JPMorgan Asset Management, we wish you a very Happy New Year. We appreciate the opportunity to help you continue to manage your investment needs this year and beyond. Should you have any questions, please visit www.jpmorganfunds.com or contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
JPMorgan Funds

DECEMBER 31, 2008        J.P. MORGAN SERIES TRUST II   1

JPMorgan U.S. Large Cap Core Equity Portfolio

PORTFOLIO COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	January 3, 1995
Fiscal Year End	December 31
Net Assets as of 12/31/2008	$26,724,989
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan U.S. Large Cap Core Equity Portfolio, which seeks to provide high total return from a portfolio of selected equity securities,* returned –33.98%** for the 12 months ended December 31, 2008, compared to the –37.00% return for the S&P 500 Index for the same period.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	Although the Portfolio outperformed its benchmark for the period due primarily to stock selection in the semiconductor, financial and energy sectors, market conditions contributed to the Portfolio’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Not surprisingly, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market.

At the individual stock level, an overweight in Xilinx Inc., a programmable logic leader, contributed to performance. The company’s shares rallied after it soundly beat earnings expectations due to strong sales of new products and solid operating margins. An overweight in Wells Fargo & Co., a diversified financial services company, also helped returns. The company’s shares were relatively strong in 2008, as the company weathered the financial crisis better than most of its peers by staying well-capitalized and avoiding too much exposure to sub-prime mortgages. Railroad operator Norfolk Southern Corp. supported performance. The company’s shares benefited from record earnings due to improved pricing. Additionally, the company was buoyed by increased demand, as high fuel costs forced many firms to transport their goods by rail, a more fuel-efficient method.

On the downside, stock selection in the utility, consumer cyclical and pharmaceutical/medical technology sectors hurt returns. At the individual stock level, an underweight in Southern Co., a public utility holding company, detracted from performance. The stock held up well through the economic downturn, as earnings consistently met street estimates due to higher revenues in its regulated power business. However, we did not own enough of the stock for it to benefit results. An overweight in Merck & Co. Inc., a pharmaceutical firm, was also detrimental to results. The company’s shares steadily declined during 2008, as management forecasted lower earnings and flat sales for 2009. Additionally, investors were concerned about the potential impact on Vytorin sales following the unfavorable research. Johnson Controls Inc., a multi-industrial company, hindered performance. The company’s shares sold off, as investors fled any area of the market with exposure to the automobile market. The company also reduced its first-quarter fiscal 2009 guidance and, ultimately, removed its 2009 full-year guidance, which led to a further sell-off.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	The Portfolio was positioned based on our bottom-up approach to stock selection and was constructed to optimize use of the information advantage contained in JPMorgan’s equity research. Potential investments were subjected to rigorous financial analysis and a disciplined approach to valuation.

The portfolio manager continued to focus on overweighting companies in each sector of the market that were deemed to be attractively priced relative to future earnings prospects. Style characteristics and sector weightings were kept in line with the S&P 500 Index to minimize volatility relative to the index and to ensure that stock selection remains the key driver of returns.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	6.0%
2.	Procter & Gamble Co.	3.1
3.	Cisco Systems, Inc.	3.0
4.	Microsoft Corp.	2.8
5.	Merck & Co., Inc.	2.7
6.	Abbott Laboratories	2.6
7.	Norfolk Southern Corp.	2.5
8.	Verizon Communications, Inc.	2.3
9.	Wells Fargo & Co.	2.2
10.	Hewlett-Packard Co.	2.1

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	16.8%
Health Care	13.6
Financials	13.3
Energy	13.0
Consumer Staples	12.1
Industrials	9.9
Consumer Discretionary	9.8
Telecommunication Services	4.1
Materials	3.1
Utilities	2.8
Short-Term Investment	1.5

*	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of December 31, 2008. The Portfolio’s composition is subject to change.

2   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE	1 YEAR	5 YEAR	10 YEAR
U.S. LARGE CAP CORE EQUITY PORTFOLIO	1/3/95	(33.98)%	(2.79)%	(2.46)%

TEN YEAR PERFORMANCE (12/31/98 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan U.S. Large Cap Core Equity Portfolio, S&P 500 Index and the Lipper Variable Annuity Large-Cap Core Funds Index from December 31, 1998 to December 31, 2008. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the S&P 500 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Annuity Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Variable Annuity Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN SERIES TRUST II   3

JPMorgan U.S. Large Cap Core Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.5%
	Common Stocks — 98.5%
	Aerospace & Defense — 2.9%
5,353	Boeing Co.	228,412
10,298	United Technologies Corp.	551,973
		780,385
	Auto Components — 1.2%
17,885	Johnson Controls, Inc.	324,792
	Beverages — 2.0%
9,692	PepsiCo, Inc.	530,831
	Biotechnology — 2.7%
4,947	Celgene Corp. (a)	273,470
8,673	Gilead Sciences, Inc. (a)	443,537
		717,007
	Capital Markets — 5.4%
6,611	Ameriprise Financial, Inc.	154,433
15,319	Bank of New York Mellon Corp. (The)	433,987
4,467	Goldman Sachs Group, Inc. (The)	376,970
15,420	Morgan Stanley	247,337
2,338	State Street Corp.	91,954
10,132	TD AMERITRADE Holding Corp. (a)	144,381
		1,449,062
	Chemicals — 2.8%
3,390	Ecolab, Inc.	119,159
2,112	Monsanto Co.	148,579
8,173	Praxair, Inc.	485,149
		752,887
	Commercial Banks — 3.5%
13,513	U.S. Bancorp	337,960
20,062	Wells Fargo & Co.	591,428
		929,388
	Communications Equipment — 5.8%
48,935	Cisco Systems, Inc. (a)	797,641
23,250	Corning, Inc.	221,572
14,911	QUALCOMM, Inc.	534,261
		1,553,474
	Computers & Peripherals — 5.3%
4,223	Apple, Inc. (a)	360,433
15,314	Hewlett-Packard Co.	555,745
5,935	International Business Machines Corp.	499,490
		1,415,668
	Diversified Financial Services — 2.0%
38,600	Bank of America Corp.	543,488
	Diversified Telecommunication Services — 4.1%
16,813	AT&T, Inc.	479,171
18,447	Verizon Communications, Inc.	625,353
		1,104,524
	Electric Utilities — 2.8%
6,611	Edison International	212,345
5,391	Exelon Corp.	299,794
4,853	FirstEnergy Corp.	235,759
		747,898
	Energy Equipment & Services — 1.4%
4,502	Baker Hughes, Inc.	144,379
5,219	Schlumberger Ltd.	220,920
		365,299
	Food & Staples Retailing — 4.7%
11,465	CVS/Caremark Corp.	329,504
13,234	Safeway, Inc.	314,572
7,837	SYSCO Corp.	179,781
7,519	Wal-Mart Stores, Inc.	421,515
		1,245,372
	Health Care Equipment & Supplies — 1.7%
3,412	C.R. Bard, Inc.	287,495
4,834	Covidien Ltd.	175,184
		462,679
	Health Care Providers & Services — 1.0%
9,561	Aetna, Inc.	272,488
	Hotels, Restaurants & Leisure — 0.9%
7,927	Yum! Brands, Inc.	249,701
	Household Products — 4.0%
3,448	Colgate-Palmolive Co.	236,326
13,497	Procter & Gamble Co.	834,384
		1,070,710
	Industrial Conglomerates — 1.9%
32,069	General Electric Co.	519,518
	Insurance — 2.4%
2,314	ACE Ltd., (Switzerland)	122,457
3,190	Aflac, Inc.	146,230
2,612	Axis Capital Holdings Ltd., (Bermuda)	76,061
3,804	MetLife, Inc.	132,607
3,563	Travelers Cos., Inc. (The)	161,048
		638,403

SEE NOTES TO FINANCIAL STATEMENTS.

4   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Internet Software & Services — 1.7%
1,093	Google, Inc., Class A (a)	336,261
8,668	Yahoo!, Inc. (a)	105,750
		442,011
	Machinery — 2.6%
9,095	Danaher Corp.	514,868
5,914	PACCAR, Inc.	169,140
		684,008
	Media — 3.9%
32,849	News Corp., Class A	298,597
39,534	Time Warner, Inc.	397,712
15,692	Walt Disney Co. (The)	356,052
		1,052,361
	Metals & Mining — 0.3%
2,847	Freeport-McMoRan Copper & Gold, Inc.	69,581
	Multiline Retail — 0.3%
2,298	Kohl’s Corp. (a)	83,188
	Oil, Gas & Consumable Fuels — 11.7%
4,176	Apache Corp.	311,237
3,573	ConocoPhillips	185,081
3,917	Devon Energy Corp.	257,386
20,234	Exxon Mobil Corp.	1,615,280
1,890	Hess Corp.	101,380
5,280	Marathon Oil Corp.	144,461
5,515	Occidental Petroleum Corp.	330,845
4,785	XTO Energy, Inc.	168,767
		3,114,437
	Pharmaceuticals — 8.2%
13,097	Abbott Laboratories	698,987
14,006	Bristol-Myers Squibb Co.	325,640
24,046	Merck & Co., Inc.	730,998
25,580	Schering-Plough Corp.	435,627
		2,191,252
	Road & Rail — 2.4%
13,918	Norfolk Southern Corp.	654,842
	Semiconductors & Semiconductor Equipment — 1.2%
4,345	Lam Research Corp. (a)	92,461
12,496	Xilinx, Inc.	222,679
		315,140
	Software — 2.8%
38,283	Microsoft Corp.	744,222
	Specialty Retail — 2.0%
9,365	Advance Auto Parts, Inc.	315,132
11,977	Staples, Inc.	214,628
		529,760
	Textiles, Apparel & Luxury Goods — 1.4%
7,245	Nike, Inc., Class B	369,495
	Tobacco — 1.5%
6,625	Altria Group, Inc.	99,772
6,798	Philip Morris International, Inc.	295,781
		395,553
	Total Long-Term Investments (Cost $32,141,841)	26,319,424
Short-Term Investment — 1.5%
	Investment Company — 1.5%
409,907	JPMorgan Prime Money Market Fund, Institutional Class Shares (b) (m) (Cost $409,907)	409,907
	Total Investments — 100.0% (Cost $32,551,748)	26,729,331
	Liabilities in Excess of Other Assets — 0.0% (g)	(4,342)
	NET ASSETS — 100.0%	$26,724,989

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(g)—	Amount rounds to less than 0.1%.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SERIES TRUST II   5

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2008

U.S. Large Cap Core Equity Portfolio
ASSETS:
Investments in non-affiliates, at value	$26,319,424
Investments in affiliates, at value	409,907
Total investment securities, at value	26,729,331
Cash	556
Receivables:
Portfolio shares sold	7,880
Interest and dividends	66,613
Total Assets	26,804,380

LIABILITIES:
Payables:
Portfolio shares redeemed	16,250
Accrued liabilities:
Investment advisory fees	7,635
Administration fees	1,913
Custodian and accounting fees	2,463
Other	51,130
Total Liabilities	79,391
Net Assets	$26,724,989

NET ASSETS:
Paid in capital	$44,823,992
Accumulated undistributed (distributions in excess of) net investment income	478,120
Accumulated net realized gains (losses)	(12,754,706)
Net unrealized appreciation (depreciation)	(5,822,417)
Total Net Assets	$26,724,989

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value)	2,595,644
Net asset value, offering and redemption price per share	$10.30

Cost of investments in non-affiliates	$32,141,841
Cost of investments in affiliates	409,907

SEE NOTES TO FINANCIAL STATEMENTS.

6   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2008

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008

U.S. Large Cap Core Equity Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$785,980
Dividend income from affiliates (a)	8,764
Total investment income	794,744

EXPENSES:
Investment advisory fees	130,314
Administration fees	57,646
Custodian and accounting fees	24,613
Interest expense to affiliates	132
Professional fees	47,473
Trustees’ and Chief Compliance Officer’s fees	10,278
Printing and mailing costs	19,416
Transfer agent fees	15,310
Other	11,431
Total expenses	316,613
Less earnings credits	(5)
Net expenses	316,608
Net investment income (loss)	478,136

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	(449,826)
Change in net unrealized appreciation (depreciation) of investments in non-affiliates	(14,744,118)
Net realized/unrealized gains (losses)	(15,193,944)
Change in net assets resulting from operations	$(14,715,808)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SERIES TRUST II   7

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	U.S. Large Cap Core Equity Portfolio
	Year Ended 12/31/2008	Year Ended 12/31/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$478,136	$505,303
Net realized gain (loss)	(449,826)	4,046,382
Change in net unrealized appreciation (depreciation)	(14,744,118)	(3,612,841)
Change in net assets resulting from operations	(14,715,808)	938,844

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(505,300)	(549,100)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	2,433,198	4,102,213
Dividends and distributions reinvested	505,300	549,100
Cost of shares redeemed	(7,287,991)	(11,317,792)
Change in net assets from capital transactions	(4,349,493)	(6,666,479)

NET ASSETS:
Change in net assets	(19,570,601)	(6,276,735)
Beginning of period	46,295,590	52,572,325
End of period	$26,724,989	$46,295,590
Accumulated undistributed (distributions in excess of) net investment income	$478,120	$505,284

SHARE TRANSACTIONS:
Issued	184,710	254,824
Reinvested	33,799	33,979
Redeemed	(554,386)	(703,372)
Change in shares	(335,877)	(414,569)

SEE NOTES TO FINANCIAL STATEMENTS.

8   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2008        J.P. MORGAN SERIES TRUST II   9

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
U.S. Large Cap Core Equity Portfolio
Year Ended December 31, 2008	$15.79	$0.17	(c)	$(5.48)	$(5.31)	$(0.18)
Year Ended December 31, 2007	15.71	0.16	(c)	0.09	0.25	(0.17)
Year Ended December 31, 2006	13.60	0.17		2.08	2.25	(0.14)
Year Ended December 31, 2005	13.59	0.15		0.03	0.18	(0.17)
Year Ended December 31, 2004	12.51	0.16		1.02	1.18	(0.10)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(c)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

10   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2008

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate
$ 10.30	(33.98)%	$26,725	0.85%	1.29%	0.85%	70%
15.79	1.60	46,296	0.85	1.01	0.85	39
15.71	16.65	52,572	0.85	1.09	0.85	29
13.60	1.35	48,959	0.85	0.98	0.85	45
13.59	9.49	54,429	0.85	1.24	0.85	36

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SERIES TRUST II   11

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008

1. Organization

JPMorgan U.S. Large Cap Core Equity Portfolio (the “Portfolio”) is a separate series of J.P. Morgan Series Trust II (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993 for the purpose of funding flexible premium variable life insurance policies.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold and the differences could be significant. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

During the period, the Portfolio adopted the Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Portfolio’s investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

12   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2008

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets and liabilities carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted prices	$26,729,331	$—
Level 2 — Other significant observable inputs	—	—
Level 3 — Significant unobservable inputs	—	—
Total	$26,729,331	$—

*	Other financial instruments may include futures, forwards and swap contracts.

B. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

C. Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

D. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code.

Financial Accounting Standards Board (the “FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”) establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Portfolio has recorded no tax liabilities pursuant to the Interpretation. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further interpretation from FASB, new tax laws, regulations and interpretations thereof. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

E. Dividends and Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

F. Recent Accounting Pronouncement — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a portfolio’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.35%.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor reimburse to the Portfolio an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the year ended December 31, 2008 was $549.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the

DECEMBER 31, 2008        J.P. MORGAN SERIES TRUST II   13

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (continued)

Administrator receives a fee computed daily and paid monthly at the annual rate of 0.50% of the average daily net assets of the Portfolio. Under the Agreement, the Administrator is responsible for certain usual and customary expenses incurred by the Portfolio including fees and expenses of the custodian and fund accountant, professional and transfer agent fees, printing and postage and expenses of the Trustees. In accordance with the agreement, the Portfolio pays for such expenses directly, deducting the amounts of such expenses from the Administration fee. The Administrator will reimburse the Portfolio to the extent that amounts paid for such expenses exceed 0.50%.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Administrator has contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes and extraordinary expenses) exceed 0.85% of the Portfolio’s average daily net assets.

The contractual expense limitation was in effect for the year ended December 31, 2008. The expense limitation percentage above is in place until at least April 30, 2009.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

During the year ended December 31, 2008, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the year ended December 31, 2008, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2008, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$26,286,430	$30,411,861

During the year ended December 31, 2008, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2008, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$33,097,772	$1,457,840	$7,826,281	$(6,368,441)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

14   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2008

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

Total Distributions Paid From
Ordinary Income	Total Distributions Paid
$505,300	$505,300

The tax character of distributions paid during the fiscal year ended December 31, 2007 was as follows:

Total Distributions Paid From
Ordinary Income	Total Distributions Paid
$549,100	$549,100

At December 31, 2008, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$478,121	$(11,590,717)	$(6,368,441)

The cumulative timing differences primarily consist of wash sale loss deferrals and post October losses.

As of December 31, 2008, the Portfolio had net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2010	2011	Total
$8,539,204	$3,051,513	$11,590,717

During the year ended December 31, 2008, the Portfolio utilized capital loss carryforwards of $24,953.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2008, the Portfolio deferred to January 1, 2009 post October capital losses of $617,965.

6. Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

7. Reorganization

On November 10, 2008, the Board of Trustees of the Trust approved, subject to shareholder approval, the merger of the Portfolio into JPMorgan Insurance Trust Diversified Equity Portfolio, a compatible portfolio of JPMorgan Insurance Trust, another JPMorgan trust offering funds to various insurance companies as investment options for variable annuity contracts and variable life insurance policies. Completion of the merger is subject to a number of conditions, including approval by the shareholders of the Portfolio. This approval will be sought at a shareholder meeting to be held on or about April 1, 2009. If approved, the merger is expected to occur on or about April 24, 2009.

DECEMBER 31, 2008        J.P. MORGAN SERIES TRUST II   15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of J.P. Morgan Series Trust II and
Shareholders of JPMorgan U.S. Large Cap Core Equity Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan U.S. Large Cap Core Equity Portfolio (a portfolio of J.P. Morgan Series Trust II, hereafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 11, 2009

16   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2008

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in JPMorgan Funds Complex (2) Overseen by Trustee	Other Directorships Held Outside JPMorgan Funds Complex
Non-Interested Trustees
Cheryl Ballenger (1956); Chairperson since 2004 and Trustee since 2002	Mathematics Teacher, Vernon Hills High School (August 2004–Present); Mathematics Teacher, Round Lake High School (2003–2004) and formerly Executive Vice President and Chief Financial Officer, Galileo International Inc. (travel technology).	11	None.
Jerry B. Lewis (1939); Trustee since 2004	Retired; formerly President, Lewis Investments Inc. (investment advisor); previously, various managerial and executive positions at Ford Motor Company (Treasurer’s Office, Controller’s Office, Auditing and Corporate Strategy).	11	None.
John R. Rettberg (1937); Trustee since 1996	Retired; formerly Corporate Vice President and Treasurer, Northrop Grumman Corporation (defense contractor).	11	None.
Ken Whipple (1934); Trustee since 1996	Chairman (2002–Present) and CEO (2002–2004), CMS Energy; previously, he was Executive Vice President of Ford Motor Company. He also served as Chairman of Ford of Europe and Chairman and CEO of Ford Credit.	11	Korn Ferry International (executive recruitment) and CMS Energy.
John F. Williamson (1938); Trustee since 2008	Retired; Chairman and President, Williamson Associates, Inc. (investment adviser) January 1997 to June 2002; Director of ICO Inc. (energy company), April 1995 to May 2002, Chairman from June 2001 to May 2002.	11	None.
Interested Trustee
John F. Ruffle (3) (1937); Trustee since 1996	Retired; formerly Vice Chairman, J.P. Morgan Chase & Co. Inc. and Morgan Guaranty Trust Co. of NY.	11	Trustee of Johns Hopkins University and Director of American Shared Hospital Services.

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other investment companies. The JPMorgan Funds Complex for which the Trustees serve currently includes three investment companies.

(3)	The Board has designated Mr. Ruffle an “interested person” at his request because, until his retirement in 1993, he was an executive officer of the parent company of the Trust’s investment advisor.

The contact address for each Trustee is 245 Park Avenue, New York, NY 10167.

DECEMBER 31, 2008        J.P. MORGAN SERIES TRUST II   17

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2001)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2004)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2004), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2004)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2004)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

18   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2008

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2008, and continued to hold your shares at the end of the reporting period, December 31, 2008.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2008	Ending Account Value, December 31, 2008	Expenses Paid During July 1, 2008 to December 31, 2008*	Annualized Expense Ratio
U.S. Large Cap Core Equity Portfolio
Actual	$1,000.00	$738.40	$3.71	0.85%
Hypothetical	1,000.00	1,020.86	4.32	0.85

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

DECEMBER 31, 2008        J.P. MORGAN SERIES TRUST II   19

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees met in person in December 2008 to consider the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Trust on behalf of the Portfolio and J.P. Morgan Investment Management Inc. (the “Adviser”). At the meeting, the Trustees reviewed and considered performance and expense information for the Portfolio, as well as information about the Adviser. On December 11, 2008, the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of any party to the Advisory Agreement or any of their affiliates, approved the Advisory Agreement through December 31, 2009.

In preparation for the December meeting, the Trustees requested and evaluated comprehensive materials from JPMIM, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Adviser and with counsel to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards applicable to their consideration of the proposed approval. The Trustees also discussed the proposed approval in a private session with independent counsel to the Trustees at which no representatives of the Adviser were present.

The Trustees determined that the overall arrangement between the Portfolio and the Adviser, as provided in the Advisory Agreement, was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Trustees considered relevant in the exercise of their business judgment and that approval of the Advisory Agreement was in the best interests of the Portfolio and its shareholders. On this basis, the Trustees unanimously approved the Advisory Agreement. In reaching their determination with respect to approval of the Advisory Agreement, the Trustees considered all factors they believed relevant including: (1) the nature and quality of services provided and to be provided; (2) the investment performance of the Portfolio; (3) the advisory fees and total expenses; (4) costs of services and the estimated profitability of the Adviser; (5) possible economies of scale; and (6) fall out benefits.

In their deliberations, each Trustee may have attributed different weights to the various factors, and no factor alone was considered determinative. The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser.

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement including information concerning the qualification and experience of the portfolio management team. The Trustees noted that the management and oversight services provided by the Adviser were viewed as being of high quality and that the Board had a reasonable expectation that the services, and personnel providing them, will continue with no significant change. The Trustees also considered JPMorgan’s commitment of resources to the Portfolio management business and the dedication of resources to addressing issues arising from the current market turmoil. The Trustees also considered JPMorgan’s continued investments in the business in 2008 and the expected investments in 2009, including the development of technology and infrastructure, and the launch of a new web site for, among others, the J.P. Morgan Series Trust II Portfolios (“Series Trust II Portfolios”).

The Trustees also considered the benefits to the Portfolio of being part of the larger JPMorgan fund complex. They noted that JPMorgan Funds Management had provided information about the Adviser and its affiliates and the financial strength of the organization. The Trustees also considered shareholder expectations that a JPMorgan entity would be managing the Portfolio. The Trustees also included the strategic position of the Series Trust II Portfolios, including that the Board had approved the reorganization of the Series Trust II Portfolios into other JPMorgan insurance products, and that subject to shareholder approval, those reorganizations are expected to close on or about April 24, 2009.

Based on these considerations and other factors, the Trustees concluded that the Adviser’s services are of a nature, quality and extent that are sufficient for renewal.

Portfolio Performance

The Trustees received and considered relative performance and expense information for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the Portfolio’s ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) for the one-, three-, five- and ten- year periods reflected in the materials. The Trustees also considered the Portfolio’s performance in comparison to the performance results of a group (the “Peer Group”) of funds. The Trustees reviewed a description of Lipper’s methodology for selecting funds in the Portfolio’s Peer Group and Universe Group. The Trustees noted that the Portfolio’s performance had improved such that one-year performance was in the 2nd quintile, three-year performance was in the 3rd quintile, and five-year and ten-year performance remained in the 4th quintile.

20   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2008

Based on the foregoing, the Trustees concluded that within the overall context of their deliberations about the Portfolio, performance of the Portfolio was sufficient for renewal.

Advisory Fees and Total Expenses

With respect to advisory fee and total expenses, the Board considered the fee waivers made by the Adviser and its affiliate and the contractual expense caps in place for the Portfolio, noting that the contractual expense cap was lowered last year on a number of Series Trust II Portfolios due to investment performance return. The Board also considered that the unitary fee structure for the Series Trust II Portfolios makes comparisons with other funds more difficult. The Board noted that the contractual management fees were in the 4th quintile. The Board also noted that the actual management fees and total expenses for the Portfolio had remained in the 1st and 3rd quintiles, respectively.

Based on the foregoing, the Trustees concluded that after giving effect to expense caps and within the context of their deliberations about the Portfolio’s advisory arrangement, the advisory fee of the Portfolio was reasonable.

Cost of Services and Estimated Profitability

At the request of the Trustees, the Adviser provided information regarding the estimated profitability to the Adviser in providing services to the Portfolio. The Board considered that the data represents the Adviser’s determination of its revenues from the contractual services provided to the Portfolio, less expenses of providing such services. The Board considered pre-tax profitability for advisory services and administrative services separately and on a combined basis, and for advisory services, profitability also was considered without the inclusion of the amortization expense of the integration of funds managed by Bank One Corporation affiliates with funds managed by JPMorgan Chase & Co. affiliates. The Board also considered that, for the Series Trust II Portfolios, the unitary fee generally results in increased profitability as the asset base of each Series Trust II Portfolio increases, and such benefits generally inure to management.

The Board concluded that the Adviser’s estimated profitability in respect of the Advisory Agreement was reasonable.

Possible Economies of Scale

The Trustees also considered possible economies of scale. The Trustees noted the fee caps in place for the Portfolio. The Trustees also considered management’s investment in the business and that certain fees are negotiated on a complex-wide basis, permitting the Portfolio to share in the scale of the organization.

In light of all of the foregoing and under the circumstances, the Board concluded that there was an acceptable sharing of any economies of scale at the present time.

Fall-Out Benefits

The Trustees also considered fall-out benefits to the Adviser and its affiliates including management’s profits on fees from administration, custody and fund accounting. The Board concluded, in light of all of the foregoing, and under the circumstances, fallout benefits were acceptable at the present time.

DECEMBER 31, 2008        J.P. MORGAN SERIES TRUST II   21

TAX LETTER
(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio’s income and distributions for the taxable year ended December 31, 2008. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2008 will be received under separate cover.

Dividends Received Deductions (DRD)

100.00% of ordinary income distributions were eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended December 31, 2008.

22   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. December 2008.	AN-USLCCEP-1208

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is Jerry B. Lewis. He is a “non-interested” trustee and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2008 – $236,250

2007 – $245,350

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES (On a calendar year basis)

2008 – $18,890,000

2007 – $15,213,000

The audit-related fees consist of aggregate fees billed for assurance and related services by the independent registered public accounting firm to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”), that were reasonably related to the performance of the annual audit of the Registrant's financial statements.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2008 – $30,850

2007 – $30,800

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended December 31, 2008 and 2007.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2008 – Not applicable

2007 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the

Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

      (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2008 – 0.00%

2007 – 0.00%

 (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were $24.8 million in 2008 and $19.9 million in 2007.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).  If the registrant has such a committee, however designated, identify each committee member.  If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the Registrant's internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely  to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

J.P. Morgan Series Trust II

By:

/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

March 5, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/___________________________

George C.W. Gatch

President and Principal Executive Officer

March 5, 2009

By:

/s/____________________________

Patricia A. Maleski

Treasurer and Principal Financial Officer

March 5, 2009